                                            Registration Nos. 2-35602; 811-01916

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ___________________
                                      FORM N-1A
                           REGISTRATION STATEMENT UNDER THE                 / /
                                SECURITIES ACT OF 1933

                           POST-EFFECTIVE AMENDMENT NO.  38                 /X/
                                        AND/OR
                             REGISTRATION STATEMENT UNDER                   / /
                          THE INVESTMENT COMPANY ACT OF 1940
                                  AMENDMENT NO.  25                         /X/
                           [Check appropriate box or boxes]
                                 ___________________
                         AMERICAN NATIONAL INCOME FUND, INC.
                  [Exact Name of Registrant as Specified in Charter]

                       ONE MOODY PLAZA, GALVESTON, TEXAS 77550
                [Address of Principal Executive Offices]   [Zip Code]

         Registrant's Telephone Number, Including Area Code:  (409) 763-2767

     NAME AND ADDRESS OF
      AGENT FOR SERVICE:                            WITH COPY TO:

    MICHAEL W.  MCCROSKEY                          JERRY L.  ADAMS
       ONE MOODY PLAZA                       GREER, HERZ & ADAMS, L.L.P.
   GALVESTON, TEXAS 77550                          ONE MOODY PLAZA
                                                GALVESTON, TEXAS 77550

                                                FREDERICK R.  BELLAMY
                                          SUTHERLAND, ASBILL & BRENNAN LLP
                                           1275 PENNSYLVANIA AVENUE, N.W.
                                            WASHINGTON, D.C.  20004-2415


                                 ___________________

It is proposed that this filing will become effective (check appropriate box):
     / /  immediately upon filing pursuant to paragraph (b) of Rule 485
     / /  on (date) pursuant to paragraph (b) of Rule 485
     /X/  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     / /  on (date) pursuant to paragraph (a)(1) of Rule 485
     / /  75 days after filing pursuant to paragraph (a) of Rule 485
     / /  on (date) pursuant to paragraph (a)(2) of Rule 485

          If appropriate, check the following box:
     / / this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ....Common Stock, par value $.01 per share.

                         AMERICAN NATIONAL INCOME FUND, INC.
                                CROSS-REFERENCE SHEET
                               PURSUANT TO RULE 485(a)

        SHOWING LOCATION IN PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
            REQUIRED BY PARTS A AND B OF FORM N-1A REGISTRATION STATEMENT

PART A ITEM AND CAPTION                    PROSPECTUS CAPTION
-----------------------                    ------------------

ITEM 1.  COVER PAGE
(a)(i) . . . . . . . . . . . . . . . . .   Front Cover
   (ii). . . . . . . . . . . . . . . . .   Front Cover
   (iii) . . . . . . . . . . . . . . . .   Front Cover; Back Cover
   (iv). . . . . . . . . . . . . . . . .   Front Cover; Back Cover
   (v) . . . . . . . . . . . . . . . . .   Front Cover
   (vi). . . . . . . . . . . . . . . . .   Not Applicable
   (vii) . . . . . . . . . . . . . . . .   Not Applicable
   (viii). . . . . . . . . . . . . . . .   Front Cover
(b). . . . . . . . . . . . . . . . . . .   Front Cover

ITEM 2.  SYNOPSIS
(a)(i) . . . . . . . . . . . . . . . . .   Table of Fees and Expenses
   (ii). . . . . . . . . . . . . . . . .   Not Applicable
(b). . . . . . . . . . . . . . . . . . .   The Funds at a Glance
(c). . . . . . . . . . . . . . . . . . .   The Funds at a Glance

ITEM 3.  CONDENSED FINANCIAL INFORMATION
(a). . . . . . . . . . . . . . . . . . .   Financial Highlights -- American
                                           National Income Fund, Inc.
(b). . . . . . . . . . . . . . . . . . .   Not Applicable
(c). . . . . . . . . . . . . . . . . . .   Performance and Advertising Data (in
                                           the Statement of Additional
                                           Information)
(d). . . . . . . . . . . . . . . . . . .   Portfolio Manager's Discussion and
                                           Analysis -- American National Income
                                           Fund, Inc.; Back Cover


ITEM 4.  GENERAL DESCRIPTION OF REGISTRANT
(a)(i) . . . . . . . . . . . . . . . . .   The Funds and Their Management
   (ii). . . . . . . . . . . . . . . . .   The Funds at a Glance; Investment
                                           Objectives and Policies
(b)(i) . . . . . . . . . . . . . . . . .   Investment Objectives And Policies
   (ii). . . . . . . . . . . . . . . . .   Investment Objectives and Policies
(c). . . . . . . . . . . . . . . . . . .   Investment Objectives and Policies;
                                           The Funds at a Glance

ITEM 5.  MANAGEMENT OF THE FUND
(a). . . . . . . . . . . . . . . . . . .   The Funds and Their Management
(b)(i) . . . . . . . . . . . . . . . . .   The Funds and Their Management
   (ii). . . . . . . . . . . . . . . . .   The Funds and Their Management
   (iii) . . . . . . . . . . . . . . . .   The Funds and Their Management; Table
                                           of Fees and Expenses; Cover Page
(c). . . . . . . . . . . . . . . . . . .   The Funds and Their Management

PART A ITEM AND CAPTION                    PROSPECTUS CAPTION
-----------------------                    ------------------

(d). . . . . . . . . . . . . . . . . . .   The Funds and Their Management; Table
                                           of Fees and Expenses; Cover Page
(e). . . . . . . . . . . . . . . . . . .   The Funds and Their Management;
                                           Cover Page
(f). . . . . . . . . . . . . . . . . . .   The Funds and Their Management;
                                           Table of Fees and Expenses
(g). . . . . . . . . . . . . . . . . . .   Not Applicable

ITEM 5a.  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(a). . . . . . . . . . . . . . . . . . .   Portfolio Manager's Discussion and
                                           Analysis -- American National Income
                                           Fund, Inc.
(b). . . . . . . . . . . . . . . . . . .   Portfolio Manager's Discussion and
                                           Analysis -- American National Income
                                           Fund, Inc.
(c). . . . . . . . . . . . . . . . . . .   Not Applicable

ITEM 6.  CAPITAL STOCK AND OTHER SECURITIES
(a)(i) . . . . . . . . . . . . . . . . .   How to Purchase Shares
   (ii). . . . . . . . . . . . . . . . .   How to Purchase Shares; Multiple
                                           Class Structure; How To
                                           Redeem; Special Purchase Plans and
                                           Services
   (iii) . . . . . . . . . . . . . . . .   Not Applicable
(b). . . . . . . . . . . . . . . . . . .   Not Applicable
(c). . . . . . . . . . . . . . . . . . .   Not Applicable
(d). . . . . . . . . . . . . . . . . . .   Not Applicable
(e). . . . . . . . . . . . . . . . . . .   Back Page
(f). . . . . . . . . . . . . . . . . . .   Dividends, Capital Gains and Federal
                                           Taxes
(g)(i) . . . . . . . . . . . . . . . . .   Dividends, Capital Gains and Federal
                                           Taxes
   (ii). . . . . . . . . . . . . . . . .   Dividends, Capital Gains and Federal
                                           Taxes
   (iii) . . . . . . . . . . . . . . . .   Dividends, Capital Gains and Federal
                                           Taxes
(h). . . . . . . . . . . . . . . . . . .   The Funds at a Glance; Multiple Class
                                           Structure


ITEM 7.  PURCHASE OF SECURITIES BEING OFFERED
(a). . . . . . . . . . . . . . . . . . .   The Funds and Their Management; How
                                           to Purchase Shares
(b)(i) . . . . . . . . . . . . . . . . .   Determination of Offering Price
   (ii). . . . . . . . . . . . . . . . .   When Are Purchases Effective?;
                                           Determination of Offering Price
   (iii) . . . . . . . . . . . . . . . .   Multiple Class Structure
   (iv). . . . . . . . . . . . . . . . .   Multiple Class Structure
   (v) . . . . . . . . . . . . . . . . .   Not Applicable
(c). . . . . . . . . . . . . . . . . . .   Multiple Class Structure; Special
                                           Purchase Plans and Services
(d). . . . . . . . . . . . . . . . . . .   How to Purchase Shares
(e). . . . . . . . . . . . . . . . . . .   Not Applicable
(f)(i) . . . . . . . . . . . . . . . . .   The Funds and Their Management
   (ii). . . . . . . . . . . . . . . . .   The Funds and Their Management
   (iii) . . . . . . . . . . . . . . . .   Not Applicable
(g). . . . . . . . . . . . . . . . . . .   Multiple Class Structure


ITEM 8.  REDEMPTION OR REPURCHASE
(a). . . . . . . . . . . . . . . . . . .   How To Redeem; Multiple Class
                                           Structure
(b). . . . . . . . . . . . . . . . . . .   Not Applicable
(c). . . . . . . . . . . . . . . . . . .   How to Redeem
(d). . . . . . . . . . . . . . . . . . .   How to Redeem

PART A ITEM AND CAPTION                    PROSPECTUS CAPTION
-----------------------                    ------------------

ITEM 9. PENDING LEGAL PROCEEDINGS
(a). . . . . . . . . . . . . . . . . . .   Not Applicable

PART B - ITEM AND CAPTION                  STATEMENT OF ADDITIONAL INFORMATION
-------------------------                  -----------------------------------
                                           CAPTION
                                           -------

ITEM 10.  COVER PAGE
(a)(i) . . . . . . . . . . . . . . . . .   Cover Page
   (ii). . . . . . . . . . . . . . . . .   Cover Page
   (iii) . . . . . . . . . . . . . . . .   Cover Page
   (iv). . . . . . . . . . . . . . . . .   Cover Page
(b). . . . . . . . . . . . . . . . . . .   Cover Page

ITEM 11.  TABLE OF CONTENTS. . . . . . .   Table of Contents

ITEM 12.  GENERAL INFORMATION AND
          HISTORY. . . . . . . . . . . .   The Funds

ITEM 13.  INVESTMENT OBJECTIVE AND POLICIES
(a). . . . . . . . . . . . . . . . . . .   Investment Objective and Policies
(b). . . . . . . . . . . . . . . . . . .   Investment Objective and Policies
(c). . . . . . . . . . . . . . . . . . .   Investment Objectives and Policies
(d). . . . . . . . . . . . . . . . . . .   Portfolio Turnover

ITEM 14.  MANAGEMENT OF THE FUND
(a). . . . . . . . . . . . . . . . . . .   Management of The Fund
(b). . . . . . . . . . . . . . . . . . .   Management of The Fund
(c). . . . . . . . . . . . . . . . . . .   Management of The Fund

ITEM 15.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
(a). . . . . . . . . . . . . . . . . . .   Control Persons and Principal Holders
                                           of Securities
(b). . . . . . . . . . . . . . . . . . .   Control Persons and Principal Holders
                                           of Securities
(c). . . . . . . . . . . . . . . . . . .   Control Persons and Principal Holders
                                           of Securities

ITEM 16.  INVESTMENT ADVISORY AND OTHER SERVICES
(a)(i) . . . . . . . . . . . . . . . . .   Investment Advisory and Other
                                           Services -- Control and Management of
                                           SM&R
   (ii). . . . . . . . . . . . . . . . .   Investment Advisory and Other
                                           Services -- Control and Management of
                                           SM&R
   (iii) . . . . . . . . . . . . . . . .   Investment Advisory and Other
                                           Services -- Investment Advisory
                                           Agreement
(b). . . . . . . . . . . . . . . . . . .   Investment Advisory and Other
                                           Services -- Investment Advisory
                                           Agreement
(c). . . . . . . . . . . . . . . . . . .   Not Applicable
(d). . . . . . . . . . . . . . . . . . .   Investment Advisory and Other
                                           Services -- Administrative Service
                                           Agreement
(e)(i) . . . . . . . . . . . . . . . . .   Not Applicable
   (ii). . . . . . . . . . . . . . . . .   Not Applicable
   (iii) . . . . . . . . . . . . . . . .   Not Applicable
(f)(i) . . . . . . . . . . . . . . . . .   Shareholder Servicing and
                                           Distribution Plan

PART B - ITEM AND CAPTION                  STATEMENT OF ADDITIONAL INFORMATION
-------------------------                  -----------------------------------
                                           CAPTION
                                           -------

   (ii). . . . . . . . . . . . . . . . .   Shareholder Servicing and
                                           Distribution Plan
   (iii) . . . . . . . . . . . . . . . .   Shareholder Servicing and
                                           Distribution Plan
(g). . . . . . . . . . . . . . . . . . .   Custodian
(h). . . . . . . . . . . . . . . . . . .   Custodian; Counsel and Auditors
(i). . . . . . . . . . . . . . . . . . .   Investment Advisory Agreement;
                                           Administrative Service Agreement;
                                           Custodian; Transfer and Dividend
                                           Paying Agent

ITEM 17.  BROKERAGE ALLOCATION AND OTHER PRACTICES
(a). . . . . . . . . . . . . . . . . . .   Portfolio Transactions and Brokerage
                                           Allocation
(b). . . . . . . . . . . . . . . . . . .   Not Applicable
(c). . . . . . . . . . . . . . . . . . .   Portfolio Transactions and Brokerage
                                           Allocation
(d). . . . . . . . . . . . . . . . . . .   Portfolio Transactions and Brokerage
                                           Allocation
(e). . . . . . . . . . . . . . . . . . .   Not Applicable

ITEM 18.  CAPITAL STOCK AND OTHER SECURITIES
(a)(i) . . . . . . . . . . . . . . . . .   Capital Stock
   (ii). . . . . . . . . . . . . . . . .   Capital Stock
(b). . . . . . . . . . . . . . . . . . .   Not Applicable

ITEM 19.  PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED
(a). . . . . . . . . . . . . . . . . . .   Purchase, Redemption and Pricing
                                           of Securities Being Offered; Special
                                           Purchase Plans
(b). . . . . . . . . . . . . . . . . . .   Purchase, Redemption and Pricing
                                           of Securities Being Offered; Special
                                           Purchase Plans
(c). . . . . . . . . . . . . . . . . . .   Not Applicable

ITEM 20.  TAX STATUS . . . . . . . . . .   Tax Status

ITEM 21. UNDERWRITERS
(a)(i) . . . . . . . . . . . . . . . . .   The Underwriter
   (ii). . . . . . . . . . . . . . . . .   The Underwriter
   (iii) . . . . . . . . . . . . . . . .   The Underwriter
(b). . . . . . . . . . . . . . . . . . .   The Underwriter
(c). . . . . . . . . . . . . . . . . . .   Not Applicable

ITEM 22.  CALCULATIONS OF PERFORMANCE DATA
(a)(i) . . . . . . . . . . . . . . . . .   Not Applicable
   (ii). . . . . . . . . . . . . . . . .   Not Applicable
   (iii) . . . . . . . . . . . . . . . .   Not Applicable
   (iv). . . . . . . . . . . . . . . . .   Not Applicable
(b)(i) . . . . . . . . . . . . . . . . .   Performance and Advertising Data
   (ii). . . . . . . . . . . . . . . . .   Performance and Advertising Data
   (iii) . . . . . . . . . . . . . . . .   Not Applicable
   (iv). . . . . . . . . . . . . . . . .   Not Applicable

PART B - ITEM AND CAPTION                  STATEMENT OF ADDITIONAL INFORMATION
-------------------------                  -----------------------------------
                                           CAPTION
                                           -------

ITEM 23.  FINANCIAL STATEMENTS . . . . .   Financial Statements are incorporated
                                           by reference into Part B Statement of
                                           Additional Information


PART C:  OTHER INFORMATION
         -----------------

       Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

   [LOGO]
P  R  O  S  P  E  C  T  U  S


                              CLASSES A, B, AND C



                             (PUBLIC RETAIL SALES)


AMERICAN NATIONAL FUNDS GROUP

ONE MOODY PLAZA, GALVESTON, TEXAS 77550


TELEPHONE NUMBER: (409)         - TOLL FREE: 1 (800) 231-4639


SEPTEMBER 15, 1998


                             AMERICAN NATIONAL GROWTH FUND, INC.
                             AMERICAN NATIONAL INCOME FUND, INC.

                             TRIFLEX FUND, INC.


                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary


INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDITORS
Securities Management and Research, Inc.                                                            Tait, Weller & Baker
One Moody Plaza                                                                                            8 Penn Center
Galveston, Texas 77550                                                                  Philadelphia, Pennsylvania 19103
CUSTODIAN                                                                                                   TRANSFER AND
Securities Management and Research, Inc.                                                           DIVIDEND PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550



   This Prospectus offers shares in three equity mutual funds underwritten and managed by Securities Management and Research, Inc.: (1) American National Growth Fund, Inc. ("Growth Fund"), which seeks long-term growth; (2) American National Income Fund, Inc. ("Income Fund"), which seeks current income with appreciation secondary; and (3) Triflex Fund, Inc. ("Triflex Fund"), a balanced fund seeking conservation of principal, current income, and long-term capital appreciation (each, a "Fund"; collectively, the "Funds" or the "American National Funds Group"). The Funds also offer other share classes with different sales charge and distribution and service fee structures. Please read this Prospectus carefully before making an investment and keep it for future reference. There is no assurance that any Fund will achieve its objective.



   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                     PAGE
                                                  -----------
THE FUNDS AT A GLANCE...........................           3
TABLE OF FEES AND EXPENSES......................           5
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH
 FUND, INC......................................           8
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME
 FUND, INC......................................           9
FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.........          10
INVESTMENT OBJECTIVES AND
 POLICIES.......................................          11
THE FUNDS AND THEIR MANAGEMENT..................          14
HOW TO PURCHASE SHARES..........................          18
WHEN ARE PURCHASES EFFECTIVE?...................          19

                                                     PAGE
                                                  -----------
DETERMINATION OF OFFERING PRICE.................          19
MULTIPLE CLASS STRUCTURE........................          20
SPECIAL PURCHASE PLANS AND SERVICES.............          24
RETIREMENT PLANS................................          26
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES......          27
HOW TO REDEEM...................................          28
OTHER INFORMATION CONCERNING THE FUNDS..........          30
APPENDIX A......................................         A-1
APPENDIX B......................................         B-1

THE FUNDS AT A GLANCE


  Each Fund is a "mutual fund" that continuously sells and redeems its shares of common stock at the current per share offering price. The investment objective and investor suitability profile of each Fund are summarized below.



AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")



OBJECTIVE: The Growth Fund seeks long-term capital growth by investing its assets in securities (primarily common stocks) that provide an opportunity for capital appreciation.



INVESTOR SUITABILITY PROFILE: The Growth Fund is designed for investors who want to build capital to meet long-range goals.



AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")



OBJECTIVE: The Income Fund seeks current income with a secondary objective of long-term capital appreciation. It invests in common stock, preferred stocks, and debt securities.



INVESTOR SUITABILITY PROFILE: The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for attractive growth and reducing their exposure to the volatility of the market.



TRIFLEX FUND, INC. ("TRIFLEX FUND")



OBJECTIVE: The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. It invests in various types of fixed income (debt) and equity securities.



INVESTOR SUITABILITY PROFILE: The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



MANAGEMENT: Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager and distributor of mutual funds since 1966. See "THE FUNDS AND THEIR MANAGEMENT" for additional information.



PURCHASING SHARES: The Funds have multiple classes of shares with different sales charges and distribution and service ("12b-1") fee structures. This Prospectus offers three classes of shares, called Class A, Class B, and Class C (each, a "Class," and collectively, the "Classes"). You may select from among the following three Classes of shares:



CLASS A SHARES. Class A shares are sold at their respective net asset value plus an initial or "front-end" sales charge of up to 5.75% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. For investments of $1 million or more, you do not pay any initial sales charge. Amounts invested above $1 million, however, are subject to a 1.00% contingent deferred sales charge if redeemed within thirteen months from purchase. Although you may pay an initial sales charge when you purchase Class A shares, the ongoing expenses of this Class are lower than the ongoing expenses of Class B and Class C shares. (However, Class B and Class C both impose contingent deferred or "back-end" sales charges on certain early redemptions, as described below.)



CLASS B SHARES. Class B shares are sold at their respective net asset value, so you do not pay an initial sales charge when you purchase Class B shares. As a result, 100% of your purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Moreover, depending on how long shares are owned, you may pay a contingent deferred sales charge when you sell Class B shares. The contingent deferred sales charge decreases from a maximum of 5.00% in the first year to zero after five or more years from purchase. After eight years, Class B shares automatically convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge applicable at that time.



CLASS C SHARES. The Funds offer Class C shares at their respective net asset value plus an initial sales charge of 1.00% of the public offering price and a contingent deferred sales charge of 1.00% if redeemed within thirteen months from purchase. Although you may pay lower sales charges than for Class A and Class B shares, the ongoing expenses for this Class are higher than the ongoing expenses of Class A and Class B shares.



  Each Fund also offers three other classes of shares through separate prospectuses and restricts purchase of such shares to specified types of investors or through certain distribution channels. These other share classes have different sales charge and distribution and service fee structures.



MINIMUM PURCHASE: $100 minimum initial investment and $20 minimum for each subsequent investment as described under "Special Purchase Plans."



REDEMPTIONS:  Procedures may be found under "HOW TO REDEEM."



EXCHANGES: In general, you can exchange shares of a Fund for shares of another fund in the SM&R Family of

Funds (as defined herein) without the payment of an exchange fee, subject to certain conditions. For information on exchanging shares, see "Exchange Privilege" within the "SPECIAL PURCHASE PLANS AND SERVICES" section.



DERIVATIVE INVESTMENTS: The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO's) from time to time. An explanation of CMO's can be found in the Funds' Statement of Additional Information.



RISKS: Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. AS A RESULT OF THESE AND OTHER RISKS, THE VALUE OF THE SHARES OWNED MAY BE HIGHER OR LOWER THAN THEIR COST.



PORTFOLIO TURNOVER RATES: Each Fund's portfolio turnover rates for the last five years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnover rates are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in the Funds' Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------


The purpose of the following table is to assist you in understanding the various costs and expenses that an investor will bear directly or indirectly. You should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's investment in any of the Funds or Classes listed. It is being provided to assist you in gaining a more complete understanding of fees, charges, and expenses which are discussed in greater detail in the appropriate sections of this Prospectus. See "HOW TO PURCHASE SHARES" in this Prospectus. The example is also intended to provide a means to compare expense levels of Funds and Classes with different fee structures over varying investment periods.



SHAREHOLDER TRANSACTION EXPENSES



                                                       Growth Fund, Income Fund,
                                                            and Triflex Fund
                                                  ------------------------------------
                                                  Class A       Class B       Class C
  MAXIMUM SALES CHARGE (TOTAL)                       5.75%         5.00%         2.00%

     Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)             5.75%(1)      None          1.00%

     Maximum Deferred Sales Load
     (as a percentage of offering price)(2)          None(3)       5.00%(4)      1.00%(5)

     Maximum Sales Load Imposed on Reinvested
     Dividends
     (as a percentage of offering price)             None          None          None

  EXCHANGE FEES                                      None          None          None



ANNUAL FUND OPERATING EXPENSES



(As a Percentage of Average Net Assets Before Fee Waivers and Expense Reimbursements)



  The "Management Fee," "Other Expenses," and "Total Annual Fund Operating Expenses" shown below for the Funds are for the year ended December 31, 1997.



                                                            Growth Fund                            Income Fund
                                               -------------------------------------  -------------------------------------
                                                 Class A      Class B      Class C      Class A      Class B      Class C
                                               -----------  -----------  -----------  -----------  -----------  -----------

  Management Fee                                    0.60%        0.60%        0.60%        0.69%        0.69%        0.69%

  Distribution and/or Service (12b-1) Fee           0.25%        0.75%        1.00%        0.25%        0.75%        1.00%

  Other Expenses(6)                                 0.36%        0.36%        0.36%        0.36%        0.36%        0.36%

  Total Annual Fund Operating Expenses(7)           1.21%        1.71%        1.96%        1.30%        1.80%        2.05%



                                                                                        Triflex Fund
                                                                            -------------------------------------
                                                                              Class A      Class B      Class C
                                                                            -----------  -----------  -----------
  Management Fee                                                                 0.75%        0.75%        0.75%
  Distribution and/or Service (12b-1) Fee                                        0.25%        0.75%        1.00%
  Other Expenses(6)                                                              0.61%        0.61%        0.61%
  Total Annual Fund Operating Expenses(7)                                        1.61%        2.11%        2.36%



NOTES TO THE TABLE OF FEES AND EXPENSES



(1) A sales charge of 5.75% is imposed on initial investments in Class A shares of less than $50,000. This sales charge is reduced at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000;

    3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial investments of at least $500,000 but less than $1 million; and zero on initial investments of $1 million or more.



(2) An $8.00 transaction fee is charged for each expedited wire redemption.



(3) During the first thirteen months after purchase of Class A shares, a contingent deferred sales charge of 1.00% is assessed on any redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.



(4) The maximum 5.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4.00% during the second year, 3.00% during the third year, 2.00% during the fourth year, 1.00% during the fifth year, and zero during the sixth year and thereafter.



(5) A contingent deferred sales charge of 1.00% is assessed on all redemptions of Class C shares during the first thirteen months after purchase.



(6) "Other Expenses" include the Administrative Service Fee. Because Class A, B, and C shares were not available prior to the date of this Prospectus, "Other Expenses" for Class A, B, and C shares were based on the expenses and average net assets of the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997.



(7) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by SM&R for the Funds during the fiscal year ended December 31, 1997. Pursuant to the Administrative Service Agreement, SM&R has agreed to pay (or to reimburse) each Fund for regular operating expenses (including the advisory fee and administrative fee, but not including the 12b-1 fee or Class-specific expenses) in excess of 1.25% per year of such Fund's average daily net assets. During the fiscal year ended December 31, 1997, SM&R waived management fees of 0.10% for the Triflex Fund.


EXAMPLE OF EXPENSES


  These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.



  These Examples assume that you invest $10,000 in each Fund and applicable Class thereof for the time periods indicated. These Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than shown.



  You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:



                               One Year     Three Years    Five Years     Ten Years
Growth Fund
  Class A
  Class B
  Class C

Income Fund
  Class A
  Class B
  Class C

Triflex Fund
  Class A
  Class B
  Class C

  However, you would pay the following expenses, based on these assumptions, if you did not redeem your shares:



                                                      Three Years    Five Years     Ten Years
Growth Fund
  Class A
  Class B
  Class C

Income Fund
  Class A
  Class B
  Class C

Triflex Fund
  Class A
  Class B
  Class C

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH FUND, INC.



  The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single Growth Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Growth Fund. If multiple classes of shares of the Growth Fund had been in existence during the past five years, the financial performance of Class A, B, and C shares of the Growth Fund would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.



                                          Six Month
                                            Period
                                            Ended
                                           June 30,                          Year Ended December 31,
                                          ----------      --------------------------------------------------------------
                                             1998            1997         1996         1995         1994         1993
                                          ----------      ----------   ----------   ----------   ----------   ----------
Net Asset Value,
Beginning of Period                                       $     4.95   $     4.39   $     3.83   $     4.15   $     4.51
Income From Investment Operations
  Net Investment Income                                         0.06         0.05         0.08         0.06         0.06
  Net Realized and Unrealized Gain
  (Loss) on Securities                                          1.03         0.73         0.88         0.15         0.31
                                          ----------      ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                                1.09         0.78         0.96         0.21         0.37
Less Distributions
  Dividends from Net Investment Income                         (0.06)       (0.05)       (0.08)       (0.06)       (0.06)
  Distributions from Capital Gains                             (0.74)       (0.17)       (0.32)       (0.47)       (0.67)
                                          ----------      ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                            (0.80)       (0.22)       (0.40)       (0.53)       (0.73)
                                          ----------      ----------   ----------   ----------   ----------   ----------
Net Asset Value,
End of Period                                             $     5.24   $     4.95   $     4.39   $     3.83   $     4.15
                                          ----------      ----------   ----------   ----------   ----------   ----------
                                          ----------      ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                                       %(1)        22.24%       17.64%       25.20%        4.98%        8.17%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of Period
(000's omitted)                                             $178,344     $152,758     $134,821     $113,250     $113,135
Ratio of Expenses to Average Net
Assets(2)                                                        .96         1.15         0.98         0.97         1.00
Ratio of Net Income to Average Net
Assets (2)                                                      1.03         1.02         1.67         1.46         1.31
Portfolio Turnover Rate                                        46.79        18.72        37.00        46.26        59.67
Average Commission Rate Paid Per Share                        $.0700       $.0700           --           --           --



(1) Returns are not annualized.



(2) Ratios are annualized.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME FUND, INC.



  The following financial highlights table is intended to help you understand the Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Income Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Income Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Income Fund. If multiple classes of shares of the Income Fund had been in existence during the past five years, the financial performance of Class A, B, and C shares of the Income Fund would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.



                                          Six Month
                                            Period
                                            Ended
                                           June 30,                          Year Ended December 31,
                                          ----------      --------------------------------------------------------------
                                             1998            1997         1996         1995         1994         1993
                                          ----------      ----------   ----------   ----------   ----------   ----------
Net Asset Value,
Beginning of Period                                       $    25.05   $    22.59   $    18.90   $    21.66   $    22.09
Income From Investment Operations
  Net Investment Income                                         0.63         0.58         0.62         0.62         0.56
  Net Realized and Unrealized Gain
  (Loss) on Securities                                          4.96         3.10         4.82        (0.75)        1.75
                                          ----------      ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                                5.59         3.68         5.44        (0.13)        2.31
Less Distributions
  Dividends from Net Investment Income                         (0.64)       (0.58)       (0.63)       (0.61)       (0.60)
  Distributions from Capital Gains                             (3.01)       (0.64)       (1.12)       (2.02)       (2.14)
                                          ----------      ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                            (3.65)       (1.22)       (1.75)       (2.63)       (2.74)
                                          ----------      ----------   ----------   ----------   ----------   ----------
Net Asset Value,
End of Period                                             $    26.99   $    25.05   $    22.59   $    18.90   $    21.66
                                          ----------      ----------   ----------   ----------   ----------   ----------
                                          ----------      ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                                       %(1)        22.72%       16.46%       29.12%       (0.61)%      10.63%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of Period
(000's omitted)                                             $198,687     $165,786     $141,058     $114,231     $119,956
Ratio of Expenses to Average Net Assets            (2)          1.05         1.10         1.12         1.12         1.17
Ratio of Net Income to Average Net
Assets                                             (2)          2.28         2.42         2.89         2.86         2.51
Portfolio Turnover Rate                                        39.14        27.07        44.00        52.46        70.71
Average Commission Rate Paid Per Share                        $.0700       $.0700           --           --           --



(1) Returns are not annualized.



(2) Ratios are annualized.

                    FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.



  The following financial highlights table is intended to help you understand the Triflex Fund's financial performance for the past five years. Certain information reflects financial results for a single Triflex Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Triflex Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Triflex Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Triflex Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Triflex Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Triflex Fund. If multiple classes of shares of the Triflex Fund had been in existence during the past five years, the financial performance of Class A, B, and C shares of the Triflex Fund would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.



                                          SIX MONTH
                                           PERIOD
                                            ENDED
                                          JUNE 30,                        YEAR ENDED DECEMBER 31,
                                          ---------      ---------------------------------------------------------
                                            1998           1997        1996        1995        1994        1993
                                          ---------      ---------   ---------   ---------   ---------   ---------
Net Asset Value,
Beginning of Period                                      $   17.90   $   16.85   $   14.32   $   15.35   $   15.81
Income From Investment Operations
  Net Investment Income                                       0.57        0.49        0.49        0.45        0.41
  Net Realized and Unrealized Gain
  (Loss) on Securities                                        2.50        1.48        2.67       (0.22)       0.58
                                          ---------      ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS                              3.07        1.97        3.16        0.23        0.99
Less Distributions
  Dividends from Net Investment Income                       (0.59)      (0.49)      (0.49)      (0.45)      (0.41)
  Distributions from Capital Gains                           (2.06)      (0.43)      (0.14)      (0.81)      (1.04)
                                          ---------      ---------   ---------   ---------   ---------   ---------
TOTAL DISTRIBUTIONS                                          (2.65)      (0.92)      (0.63)      (1.26)      (1.45)
                                          ---------      ---------   ---------   ---------   ---------   ---------
Net Asset Value,
End of Period                                            $   18.32   $   17.90   $   16.85   $   14.32   $   15.35
                                          ---------      ---------   ---------   ---------   ---------   ---------
                                          ---------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                      %(1)       17.46%      11.86%      22.29%       1.49%       6.31%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of Period
(000's omitted)                                            $25,838     $23,188     $21,757     $19,023     $20,469
Ratio of Expenses to Average Net
Assets(3)                                         (2)         1.26        1.21        1.26        1.25"       1.32
Ratio of Net Income to Average Net
Assets                                            (2)         3.02        2.83        2.99        2.91        2.49
Portfolio Turnover Rate                                      27.52       23.78       16.39       46.95       70.98
Average Commission Rate Paid Per Share                      $.0700      $.0700          --          --          --



(1) Returns are not annualized.



(2) Ratios are annualized.



(3) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.36%, 1.34%, 1.46%, 1.45%, and 1.39% for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, respectively.

INVESTMENT OBJECTIVES AND POLICIES



  Each of the Funds have different investment objectives which it pursues through the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of a Fund without shareholder approval. Each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in the Funds' Statement of Additional Information.



AMERICAN NATIONAL GROWTH FUND, INC.



  The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation. The Growth Fund is designed for investors who want to build capital over time to meet long-range goals.



  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.



  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities"). Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements which are discussed under "Other Investment Strategies."



AMERICAN NATIONAL INCOME FUND, INC.



  The Income Fund seeks current income with a secondary objective of long-term capital appreciation. The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for growth and reducing their exposure to the volatility of the market.



  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.



  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.



  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.



TRIFLEX FUND, INC.



  The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of at least three
(3) years, and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Triflex Fund's objectives.



  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.



  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.



  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.



  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



OTHER INVESTMENT STRATEGIES



  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.



COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Funds will not invest in variable amount master demand notes.



REPURCHASE AGREEMENTS. Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.



CERTIFICATE OF DEPOSIT. A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.



  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.



AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.



  These strategies and other investment restrictions are more fully discussed in the Funds' Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES."



THE FUNDS AND THEIR MANAGEMENT



  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (I.E., mutual funds).



  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.



  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust for which the Moody National Bank acts as trustee, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas; American National Investment Accounts, Inc., an investment company used to fund benefits under variable contracts issued by American National; SM&R Investments, Inc., an investment company consisting of four investment portfolios (SM&R Investments, Inc. and the American National Funds Group are collectively referred to in this Prospectus as the "SM&R Family of Funds"); and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.



  As of September       , 1998, SM&R and its parent, American National Insurance
Company, owned [      %] and [      %], respectively of the outstanding shares
of the Growth Fund; [      %] and [      ]%, respectively of the Income Fund;
[      %] and [      %], respectively of the Triflex Fund. American National and
SM&R reserve the right to vote these shares as they deem appropriate.



  The following persons are affiliated with SM&R and the Funds as officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT



  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.



  GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.



  WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE TRIFLEX FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Berger joined Securities Management and Research, Inc. in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.



ADVISORY AGREEMENTS



GROWTH FUND. Under the Growth Fund's Investment Advisory Agreement, dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's     Basic Advisory
 Average Daily Net Assets        Fee Annual Rate
Not exceeding $100,000,000              0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000             0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000             0.500%
Exceeding $300,000,000                  0.400%



  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:


      Performance
  Compared To Lipper          Performance
         Index             Adjustment Amount
0.10% to 0.99% above            +0.02%
1.00% to 1.99% above            +0.04%
2.00% to 2.99% above            +0.06%
3.00% to 3.99% above            +0.08%
4.00% to 4.99% above            +0.10%
5.00% to 5.99% above            +0.12%
6.00% to 6.99% above            +0.14%
7.00% to 7.99% above            +0.16%
8.00% to 8.99% above            +0.18%
9.00% and above                 +0.20%

      Performance
  Compared To Lipper          Performance
         Index             Adjustment Amount

0.10% to 0.99% below            -0.02%
1.00% to 1.99% below            -0.04%
2.00% to 2.99% below            -0.06%
3.00% to 3.99% below            -0.08%
4.00% to 4.99% below            -0.10%
5.00% to 5.99% below            -0.12%
6.00% to 6.99% below            -0.14%
7.00% to 7.99% below            -0.16%
8.00% to 8.99% below            -0.18%
9.00% and below                 -0.20%



  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings



INCOME FUND AND TRIFLEX FUND. Under the Income and Triflex Funds' Investment Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's     Basic Advisory
 Average Daily Net Assets        Fee Annual Rate
Not exceeding $100,000,000              0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000             0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000             0.500%
Exceeding $300,000,000                  0.400%



  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented .60%, .69%, and .75%, respectively, of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are .96%, 1.05%, and 1.26%, respectively.



  The fees payable under each Fund's Investment Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.



  Consistent with the Conduct Rules (formerly the Rules of Fair Practice) of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.

ADMINISTRATIVE SERVICE AGREEMENTS



  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:



                                 Administrative
On the Portion of the Fund's         Service
  Average Daily Net Assets       Fee Annual Rate
Not exceeding $100,000,000               0.25%
Exceeding $100,000,000 but
 not exceeding $200,000,000              0.20%
Exceeding $200,000,000 but
 not exceeding $300,000,000              0.15%
Exceeding $300,000,000                   0.10%



  SM&R received total administrative service fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented
[      ]%, [      ]%, and [      ]%, respectively, of each Fund's average daily
net assets.



  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's regular operating expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of "12b-1 fees," Class-specific expenses, interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. (See "Administrative Service Agreement" in the Funds' Statement of Additional Information for the fees paid by the Funds thereunder.)



DISTRIBUTION AND SHAREHOLDER SERVICING PLAN



  The Funds adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares of the Funds. In connection with Classes A, B, and C (the "12b-1 Classes"), the 12b-1 Plan provides that SM&R will provide distribution and/or shareholder services.



  For each 12b-1 Class, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Fund attributable to that Class, as follows:



                                                                   Distribution     Service     Total 12b-1
                              Class                                   Fee(1)        Fee(1)          Fee
-----------------------------------------------------------------  -------------  -----------  -------------
Class A Shares: Front-End Load                                             -0-          0.25%         0.25%
Class B Shares: Back-End Load (CDSC)                                      0.50%         0.25%         0.75%
Class C Shares: Level Load                                                0.75%         0.25%         1.00%



------------------------



(1) The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.



  The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").



  "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes.

"Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.



HOW TO PURCHASE SHARES



  You may purchase shares of the Funds from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus. SM&R will send you a monthly confirmation for any month in which your account is active. You should carefully review the monthly confirmation and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:



    Securities Management and Research, Inc.,
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550



  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.



  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen or destroyed certificate.



OPENING AN ACCOUNT



  For initial purchases, you must submit an account application (the "Account Application"), which includes the purchaser suitability form (the "Suitability Form"). If you would like to take advantage of the electronic services available, please complete the Special Investor Services section of the Account Application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request the special forms when establishing retirement plans. Keep in mind when opening an account that transactions by telephone between different accounts will only be permitted if the accounts are registered in the identical name.



PURCHASE AMOUNTS



  The minimum initial purchase amount for each Fund is $100 and $20 for subsequent purchases (except certain systematic investment programs, see "SPECIAL PURCHASE PLANS AND SERVICES" for additional information on reduction of the minimums). The Funds reserve the right to reject any purchase.



PURCHASES BY MAIL



  Make your check(s) payable to SM&R and send the check to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the Class(es) and Fund(s) being purchased. You may use the remittance slip attached to the confirmation statement.



PURCHASES BY WIRE



  To ensure proper crediting of a wire investment, you must have an executed Account Application (including the Special Investor Services section) and Suitability Form on file with the transfer agent. You may then wire your investment by providing the following instructions to your bank:



    The Moody National Bank of Galveston
    ABA #113100091
    Securities Management and Research, Inc.
    #035 868 9
    Name of Class and Fund (E.G., Class A of the Growth Fund)
    Fund Account Number (number appears on your confirmation statement) Investor's Name (E.G., Mary Smith, IRA)

  If wires are received after 3:00 p.m. Central Time or during a Bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.



PURCHASES BY EXCHANGE



  Call Investor Services if you have established telephone exchange privileges on your account. See "SPECIAL PLANS AND SERVICES-Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "SPECIAL PLANS AND SERVICES."



  IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.



WHEN ARE PURCHASES EFFECTIVE?



  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.



  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.



  SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.



DETERMINATION OF OFFERING PRICE



  The offering price of each Fund's shares is equal to the net asset value of such shares plus a sales charge, if any, computed at the rates set forth in the applicable tables for the Classes below. Net asset value per share is determined by dividing the market value of the securities owned by each Class of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares outstanding of each Class. Net asset value is currently determined as of 3:00 p.m. Central Time on each business day. Although the legal rights of the Classes of the Funds are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Funds' Statement of Additional Information.



MULTIPLE CLASS STRUCTURE



  The Funds each offer six classes of shares, including Class T shares (existing shareholders), Class A shares, Class B shares, Class C shares, Class Y shares (institutional shareholders), and Class J shares (network). You are encouraged to consider all of the Funds' class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.



  Class A, B, and C shares are offered in this Prospectus. These Classes allow you to choose a sales charge structure that best suits your circumstances and preferences. You may purchase shares at the next determined net asset value plus, at your election, (i) a sales charge imposed at the time of purchase (the Class A "front-end load" shares); (ii) a contingent deferred sales charge and an annual distribution fee (the Class B "back-end load" shares), or (iii) an initial sales charge and an annual distribution fee and a 1.00% redemption fee during the first 13 months (the Class C "level load" shares).



  The Funds' other three classes of shares are offered through separate prospectuses. Class T shares are sold only to investors that became shareholders
of the Funds prior to September       , 1998 and to certain persons designated
from time to time in the prospectus for the Class T shares. Class Y shares are offered to certain institutional shareholders, as set forth from time to time in the prospectus for the Class Y shares. Class J shares are offered pursuant to special "network" distribution arrangements that are set forth in the prospectus for the Class J shares. Class T, Y, and J shares are subject to different sales charges and other expenses. Accordingly, Class T, Y, and J shares each will have an expense ratio and performance that differs from those of the Funds' other classes.



  Each Class of shares of a Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class. Class B and Class C shares are subject to higher distribution fees, which will cause such Classes to have a higher expense ratio and pay lower dividends than the Class A shares.



  Class A Shares (Front-End Load): Class A shares are subject to an initial sales charge of up to 5.75% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. Purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Reduction and/or Waiver of Initial Sales Charges." If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the offering price on redemptions within 13 months of purchase.

  The offering price of Class A shares is the next determined net asset value plus a sales charge (calculated as a percentage of the offering price) shown in the following table:



                                                                                                 Discount to Selected
                                                        Sales Charge        Sales Charge                Dealers
                                                     as a Percentage of  as a Percentage of       as a Percentage of
               Amount of Investment                   Offering Price*    Net Amount Invested        Offering Price*
---------------------------------------------------  ------------------  -------------------  ---------------------------
Less than $50,000                                              5.75%               6.1%                     4.75%
$50,000 but less than $100,000                                  4.5%               4.7%                      4.0%
$100,000 but less than $250,000                                 3.5%               3.6%                      3.0%
$250,000 but less than $500,000                                 2.5%               2.6%                      2.0%
$500,000 but less than $100,000,000                             1.5%               [  ]                     1.00%
$1,000,000 and over                                            None**              None                     None



------------------------------



 * For Class A shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts. (See "OTHER INFORMATION CONCERNING THE FUNDS-Special Payments to Broker-Dealers.")



**  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.



  Class B Shares (Back-End Load): An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 5.00% to zero, calculated as a percentage of the amount invested, imposed on redemptions made within five years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.



  Class B shares are sold at net asset value subject to a CDSC (expressed as a percentage of the offering price) shown in the following table:



                                                 Contingent Deferred Sales Charge
             Years Since Purchase               (as a percentage of offering price)
----------------------------------------------  -----------------------------------
Year 1                                                               5%
Year 2                                                               4%
Year 3                                                               3%
Year 4                                                               2%
Year 5                                                               1%
Year 6+                                                              0%



  If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Funds will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and
(ii) next redeems Class B shares held the longest.



  Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor converts Class B shares of a Fund for Class B shares of another fund in the SM&R Family of Funds, the purchase date of the original investment will be used to determine the appropriate conversion date.



  Class C Shares (Level Load): A sales charge of 1.00% is assessed on initial investments in Class C shares as a percentage of offering price. A contingent deferred sales charge of 1.00% is also assessed on redemptions of Class C shares during the first thirteen months after purchase. Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net asset value of the Class C shares.



REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A SHARES)



DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on the Class A shares, you may combine concurrent purchases of Class A shares of funds in the SM&R Family of Funds at the respective sales charges applicable to each. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:



    (1) Any individual;



    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;



    (3) A trustee or fiduciary of a single trust estate or single fiduciary account;



    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and



    (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.



  Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.



DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of another fund in the SM&R Family of Funds, you may be able to receive a discount when you buy additional shares. The offering value of the shares you already own may be "accumulated" -I.E., combined together with the offering value of the new shares you plan to buy--to achieve quantities eligible for discount. See "SPECIAL PURCHASE PLANS" in the Statement of Additional Information for further information about certain rules that apply when taking advantage of the right of accumulation.



LETTER OF INTENT. You may qualify immediately for a reduced sales charge on purchases of Class A shares of funds in the SM&R Family of Funds by completing the Letter of Intent section of the Account Application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class A shares in the funds of the SM&R Family of Funds which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares of the funds of the SM&R Family of Funds registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the SM&R Family of Funds to sell the full amount of shares specified. (See the Investor's Letter of Intent on the Account Application and "SPECIAL PURCHASE PLANS" in the Statement of Additional Information.)



THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM. The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program as well as the Education IRA.

                                                                                                     Discount to Selected
                                                             Sales Charge as a   Sales Charge as a       Dealers as a
                                                               Percentage of     Percentage of Net       Percentage of
                   Amount of Investment                       Offering Price      Amount Invested       Offering Price*
-----------------------------------------------------------  -----------------  -------------------  ---------------------
Less than $100,000                                                     4.5%                4.7%                  4.0%
$100,000 but less than $250,000                                        3.5%                3.6%                  3.0%
$250,000 but less than $500,000                                        2.5%                2.6%                  2.0%
$500,000 and over*                                                    None**              None                  None



* For Class A shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts. (See "OTHER INFORMATION CONCERNING THE FUNDS--Special Payments to Broker-Dealers.")



**  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.



  The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of Class A shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.



  Reduction and/or Waiver of Contingent Deferred Sales Charge (Class B Shares)



  Contingent deferred sales charges on Class B shares will be waived on redemptions:



    (1) following the shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code") (provided SM&R is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability);



    (2) in connection with certain distributions from IRAs, custodial accounts maintained pursuant to Code Section 403(b), and plans qualified under Code
Section 401 (collectively, "Retirement Plans"); or



    (3) not exceeding 10% per year of the amount otherwise subject to the CDSC (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).



  Waiver category (1) above applies only to redemptions:



    (a) made within one year following death or initial determination of disability; and



    (b) of Class B shares held at the time of death or initial determination of disability.



  Waiver category (2) above applies only to redemptions resulting from:



    (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older;



    (b) in kind transfers of assets where the participant or beneficiary notifies SM&R of such transfer no later than the time such transfer occurs;



    (c) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more funds in the SM&R Family of Funds;



    (d) tax-free returns of excess contributions or returns of excess deferral amounts; and



    (e) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.



FUND AND CLASS SPECIFIC EXPENSES



  Expenses that are directly attributable to a particular Class of shares ("Class Specific Expenses") will be borne solely by that Class. Class Specific Expenses include: (1) asset-based distribution fees and shareholder service fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class; (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class; (7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.



  Class Specific Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Funds' assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Fund.



  For additional information about the expenses of the Funds, see the Statement of Additional Information.



SPECIAL PURCHASE PLANS AND SERVICES



  In addition to the special plans described above that permit you to reduce the initial sales charge on Class A shares or the CDSC on Class B shares, the Funds offer other services and plans that are designed to facilitate investment in the Funds. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.



ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your Fund account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House (ACH) network. To arrange for electronic transfers, complete the relevant section of the Account Application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan or credit union account. Passbook savings accounts are not eligible for the electronic transfer option. Additionally, your bank must be a member of the Automated Clearing House (ACH) network for you to take advantage of this service. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service.



TELEPHONE SERVICES. You can take advantage of this service by completing the appropriate sections of the Account Application when opening your account. Through this service, you will be able to purchase by ACH, redeem and exchange shares on those accounts for which you have an executed Account Application on file and have received verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service. Please note that the telephone redemption option is not available to retirement plans.



  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions. The caller will be required to know (i) the name of the Fund or Funds; (ii) all digits of the account number; (iii) the exact name and address used in the registration(s); and (iv) the Social Security or Employer Identification Number listed on the account(s). Additionally, all telephone transactions will be recorded for your protection.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).



AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated Fund(s) at the applicable offering price determined on the date of the electronic transfer.



GROUP SYSTEMATIC INVESTMENT PLAN. A group of 5 or more employees may initially invest a minimum of $100 ($20 per individual) in the Funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the Shareholder at any time upon sixty (60) days written notice.



WEALTH ACCUMULATION ACCOUNT. Shareholders having account balances of at least $2,500 in SM&R Investments, Inc.'s Money Market Fund (the "Money Market Fund") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of other funds in the SM&R Family of Funds may be made by exchanges from the shareholder's Money Market Fund Wealth Accumulation Account. Purchases of the other funds must be at least $50 and, unless terminated by the shareholder, will continue as long as the balance of the Money Market Fund Wealth Accumulation Account is sufficient. Additional investments may be made to a Money Market Fund account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than ten (10) business days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.



  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (I.E., signed by the owner(s) of record exactly as registered).



  Shareholders' rights to make additional investments, to exchange shares, and to redeem shares in the Money Market Fund and any of the funds in the SM&R Family of Funds, are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Money Market Fund accounts designated as a part of the Wealth Accumulation Account.



  Shareholders of SM&R Investments, Inc.'s Primary Fund (the "Primary Fund") that opened a Primary Fund Wealth Accumulation Account prior to September
      , 1998 will be permitted to continue using the Account subject to the terms applicable to a Money Market Fund Wealth Accumulation Account, described above.



EXCHANGE PRIVILEGE. As an investor in a Fund, you are permitted to exchange shares that you own in a Fund with shares of another fund in the SM&R Family of Funds without the payment of an exchange fee, subject to certain conditions. Exchanges between a Fund and another fund in the SM&R Family of Funds are available only in states where the applicable funds are registered and the exchange may be legally made.



  You may exchange Class A, B, or C shares of a Fund, without an exchange fee, for shares of the corresponding Class of another fund in the SM&R Family of Funds. You also may exchange your Class A, B, or C shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that any applicable CDSC period has expired on the shares you wish to exchange

(I.E., 13 months in the case of Class A and Class C shares and 5 years in the case of Class B shares) and you meet any minimum investment requirement for the shares you wish to acquire. Finally, you may exchange shares you own in any Class of a Fund for shares of another Class of that Fund, provided that you pay any difference in sales charges and any applicable CDSC period has expired on the shares you wish to exchange.



  You may acquire, through an exchange, shares of a Class with a CDSC. If you redeem those shares, the relevant CDSC, if any, will be calculated from the date that you initially purchased the original shares, rather than from the date of exchange.



  Shares of any fund in the SM&R Family of Funds held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.



  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met: (a) the exchange must be made between accounts having identical registrations and addresses; (b) the shares of the fund of the SM&R Family of Funds acquired through exchange must be qualified for sale in the state in which you reside; (c) the dollar amount of the exchange must meet the minimum investment requirement applicable to the shares of the fund in the SM&R Family of Funds that you would acquire through the exchange;
(d) SM&R must have received full payment for the shares being exchanged; (e) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status); (f) any shares that you wish to exchange must have been held for at least ten (10) business days; (g) certificates representing shares, if any, are returned before such shares are exchanged; and (h) you have received a prospectus for the shares you receive in the exchange.



  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. You should consult your tax advisor for the tax treatment and effect of exchanges.



EXCESSIVE TRADING. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise the Fund's expenses. We define "excessive trading" as exceeding one purchase and sale involving the same Fund within any 120-day period.



  For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions of the participating funds.



  There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.



RETIREMENT PLANS



  An account may be established in Individual Retirement Accounts (IRA), which includes Traditional, Roth, Education, and SIMPLE IRAs as well as Simplified Employee Pension Plans (SEP IRAs). Additional retirement plans include 403(b)(7)
(TSA) Custodial Accounts and corporate retirement plans. These plans allow you to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for the Funds is $100. SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has any type of

IRA, SEP or TSA accounts in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your representative or SM&R. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.



DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES



  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").



  Dividends and capital gains distributions will be automatically reinvested at net asset value in additional shares unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the Funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.



  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.



INFORMATION COMMON TO THE FUNDS



  Each Fund is a separate entity for federal income tax purposes and each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Fund will be required to pay federal income taxes.



  In order to qualify as a regulated investment company, each Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.



  For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from any Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned the Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.



  Redemptions and exchanges of shares in each Fund are taxable events on which a shareholder may realize a gain or loss. Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.



  Each Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.



  Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from any Fund.



  Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements.



  At the end of each calendar year, the Funds will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local (as well as federal) tax laws to these distributions and redemption proceeds received from the Fund.



HOW TO REDEEM



  Shares of the Funds will be redeemed at net asset value, plus any applicable CDSC. Net asset value is determined on the date the request is received in "Proper Form" as defined in "Proper Form" below. There is no extra charge for redemptions. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.



  If uncertain of the redemption requirements investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form. A wire fee in the amount of $8.00 will be charged to the investor for redemptions by wire under $5,000.



  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.



TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the Account Application and requested this option. This redemption feature can only be used if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the Account Application; (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the security procedures discussed under "SPECIAL PURCHASE PLANS AND SERVICES--Exchange Privilege" have been met; and (e) the proceeds of the redemption do not exceed $25,000.

SYSTEMATIC WITHDRAWAL PLAN. Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the Account Application and returning it to SM&R. See "SPECIAL PURCHASE PLANS AND SERVICES--Electronic Transfers" for additional information. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge or CDSC (as applicable) involved in additional purchases. You should carefully consider and contact your financial adviser regarding their advisability. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.



REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption of Class A shares (sixty (60) days for qualified plans), a shareholder may reinvest all or part of the proceeds in Class A shares of that same Fund at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation.



  For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact a registered representative or SM&R.



  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.



"PROPER FORM" means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.



  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.



TEXAS OPTIONAL RETIREMENT PROGRAM. Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of the employee.



SIGNATURE GUARANTEES. This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or (4) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.



  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.



REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $100. If your account balance falls below $100 as a result of redeeming shares, you will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Board of Directors may, from time to time, change such required minimum investment.



RIGHTS RESERVED BY THE FUNDS. The Funds, acting through their transfer agent, reserve the right to waive or lower investment minimums; to accept initial purchases by telephone from a registered representative; to refuse any purchase order; to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction; to freeze an account and suspend account services when notice has been received of a dispute involving account owners or other parties or there is reason to believe a fraudulent transaction may occur; to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions not believed to be genuine.



OTHER INFORMATION CONCERNING THE FUNDS



  YEAR 2000 RISKS. Many services provided to the Funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and their shareholders.



VOTING RIGHTS. Within the respective Funds, all shares have equal voting, participation and liquidation rights, but have no subscription, preemptive, conversion, or cumulative voting rights.

  On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.



SPECIAL PAYMENTS TO BROKER-DEALERS. Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.



  Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.



  For purchases of $1 million or more of Class A shares, SM&R intends to pay its representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such representatives and broker-dealers is as follows for Class A shares of the Growth, Income, and Triflex Funds, respectively: Year
1--[      ]%, [      ]%, and [      ]%; Year 2--[      ]%, [      ]%, and
[      ]%; and Year 3 and subsequent years, [      ]% (for each Fund).



ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission. For further information, shareholders may also contact SM&R, whose address and phone number are set forth on the cover of this Prospectus.

--------------------------------------------------------------------------------

APPENDIX A

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

AMERICAN NATIONAL GROWTH FUND

  Looking back at 1997, U.S. economic characteristics reflected steady growth, declining inflation, a decrease in the budget deficit, large increases in business profits, employment and real incomes, and a continuation of unprecedented stock market gains. Further, interest rates declined over the past year as markets realized that with a backdrop of an appreciating dollar, global deflationary tendencies, and excess liquidity via declining inflation, the Federal Reserve would have no compelling reasons to alter monetary policy.


  The S&P 500 ended 1997 registering its third consecutive year of +20% gains. This ended the best calendar-three-year run since Standard and Poor's began tracking indices in 1923. In addition, this was the first time since 1926 that the S&P 500 produced better than 20% returns in three consecutive calendar years. The year 1997 also featured a market of increased volatility. For 1997, the S&P 500 closed more than 1% higher or lower than the previous day on 34% of the trading days. In comparison, the average for the period 1990-1996 was less than half that, at 14.5% of the trading days. For the fourth year in a row, large capitalization stocks were the best performing size category. The S&P 500 broke 43 new record high marks during 1997, but not without a few bruises. The 9.6% decline between February 18 and April 11 stopped just short of the 10% mark, which is traditionally the benchmark cited to declare a true market correction. The 10% mark was crested, however, as stocks fell 10.8% between October 7-27.


  The Dow Jones World Index, which excludes the U.S. market, lost 3.0% during the year, although performance was widely varied. Within the index, Asia/Pacific declined 29.1% whereas Europe/Africa gained 19.9%. Also during the year, the Merrill Lynch Domestic Bond Index rose 9.4%. Within this index, performance varied from convertible bonds returning 16.1% to asset-backed securities returning 7.2%. Money market returns were widely varied as well. The U.S. money markets returned 5.1% whereas the foreign money markets fell 5.5%, reflecting strength in the U.S. dollar.

  Looking forward into the remainder of 1998, we believe the U.S. economy will continue to grow, albeit at a reduced rate of approximately 2.0-3.0%. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, could provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.

  The Growth Fund seeks to identify stocks of superior companies utilizing two valuation disciplines. These disciplines screen potential investments for both cash flow and earnings with the goal of selecting companies suitable for long term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide what we believe is a conservative and defensive group of stocks from which to select for inclusion in the fund.


  Within the Growth Fund, we noted particular strength from our holdings in the financial, consumer cyclical and technology sectors. For 1997, our overweighting of technology relative to the market also helped our relative performance. For investors who owned shares for the whole year 1997, the Growth Fund produced a total return of 22.3%, excluding sales charge (see graph for complete performance history). The Growth Fund's growth attributes are achieved by investing primarily in large-capitalization growth companies. The Growth Fund makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.


  We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our Fund.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL GROWTH FUND, INC. AND S&P 500


  [LINE GRAPH TO BE INSERTED HERE]



American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value, and considers the effect of the Growth Fund's 5.75% maximum sales charge. All performance figures are as-of December 31 for the applicable year. The Growth Fund's fiscal year end was as of October 31 for 1988-1989.

              ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 OF
                      AMERICAN NATIONAL GROWTH FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   226  $   308  $   260  $   176  $   253  $   216  $   255  $   360  $   247  $   320
Capital gains distributions reinvested
during year                                   700    1,794      259      847    1,165    2,404    1,972    1,552      865    4,027
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                               9,992   12,422   12,057   16,515   16,102   17,417   18,284   22,892   26,931   32,921
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,767  $11,832  $11,243  $15,219  $14,596  $15,583  $16,126  $19,858  $23,136  $27,995
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                2.26%    3.08%    2.10%    1.46%    1.53%    1.35%    1.47%    1.97%    1.08%    1.19%
Appreciation                                -2.34%   21.25%   -5.04%   35.52%   -4.03%    6.82%    3.51%   23.23%   16.56%   21.05%
                                          ----------------------------------------------------------------------------------------
Total Return                                -0.08%   24.33%   -2.94%   36.98%   -2.50%    8.17%    4.98%   25.20%   17.64%   22.24%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                    6.00%


  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$2,621
                                                Capital Gains Paid and Reinvested.......$15,585
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$4,715
                                                Total Value.............................$32,921

AMERICAN NATIONAL INCOME FUND


  The Income Fund turned in a solid performance in 1997, producing a total return of 22.7%, excluding sales charge (see graph for complete performance history). Throughout the year, the Income Fund exceeded its target of maintaining a dividend yield at least 50% greater than that of the Standard & Poor's 500 stock market index. The current dividend yield of the equities comprising the portfolio stands at 2.7%, a full 70% greater than the S&P 500's 1.5% yield.



  Throughout 1997, the Income Fund benefited from its overweighted positions in the strong performing finance and consumer cyclical sectors. Within the finance sector, the Income Fund's holdings include banks like Nationsbank, Norwest, and Comerica; financial services companies like Beneficial, Morgan Stanley Dean Witter, and Reliance Group holdings; and a carefully selected group of real estate investment trusts (REITs) such as Centerpoint Properties, Crescent, Health & Retirement Properties. On average, these holdings produced returns of about 40% for the year. Moreover, the Income Fund was overweighted in this strong performing sector relative to the broad market benchmarks.



  We also noted particular strength in the consumer cyclicals sector, which includes such industries as apparel, autos, printing, and retail. For the year, the Income Fund's holdings in this sector produced an average return of 37%, outperforming this strong sector's performance within the broad market. In addition, the Income Fund benefited from above-market performance from our healthcare selections, which appreciated 47% on average versus 35% for the sector in the S&P 500. Of our holdings, the best performance was posted by pharmaceuticals maker Schering-Plough which rose 92% for the year and drug distributor Bergen Brunswig, up 83% during 1997.


  Weakness for the Income Fund originated in the capital goods and energy sectors. In the case of capital goods, most of the weakness came from companies like engineering and construction companies Fluor and Foster Wheeler, both of which have above average exposure to emerging markets in Southeast Asia. In the energy sector, where generous dividend yields are available from many high quality companies, the falling price of oil hurt earnings, especially in the fourth quarter. We are still confident in our international integrated companies like Exxon, Chevron, and Texaco as well as our domestic companies like Amoco, Kerr-McGee and Murphy Oil.

  As mentioned elsewhere in this report, we expect the U.S. economy to continue its moderate growth in 1998, albeit at a somewhat reduced rate. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, should provide an ideal climate for fixed income securities as well as financial and consumer dependant securities.

  Within this slow growth economy, we will seek our style specific goals by identifying, based on our conservative and defensive valuation disciplines, what we consider to be stocks of superior companies. We will continue our quest for undervalued companies undergoing positive changes in fundamentals, and we will sell those issues which have hit their price targets or whose fundamentals do not warrant inclusion within the conservatively run Income Fund. This process has served the Income Fund well in the past.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL INCOME FUND, INC. AND S&P 500

  [LINE GRAPH TO BE INSERTED HERE]

American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Income Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Income Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.

  [LINE GRAPH TO BE INSERTED HERE]

SUMMARY OF RESULTS FOR CALENDAR YEAR

-----------------------------------------------------------------------------------------------------------------------------------
                                    1988       1989       1990       1991       1992       1993       1994       1995       1996
-----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid
and reinvested during year        $     374  $     476  $     543  $     447  $     404  $     488  $     559  $     664  $     654
Capital gains distributions
reinvested during year                1,111        992         49        928        811      1,768      1,884      1,183        730
Value of investment at year end
assuming reinvestment of
investment income dividends and
capital gains distributions          10,372     13,289     13,389     17,280     17,852     19,749     19,628     25,343     29,516
Value of investment at year end
assuming investment income
dividends taken in cash           $   9,997  $  12,313  $  11,891  $  14,908  $  15,040  $  16,208  $  15,654  $  19,642  $  22,342
PERCENTAGES
-----------------------------------------------------------------------------------------------------------------------------------
Income Return                          3.74%      4.59%      4.08%      3.34%      2.34%      2.73%      2.83%      3.38%      2.58%
Appreciation                           0.02%     23.53%      3.33%     25.72%      0.98%      7.90%      3.44%     25.74%     13.88%
                                  -------------------------------------------------------------------------------------------------
Total Return                           3.72%     28.12%      0.75%     29.06%      3.32%     10.63%      0.61%     29.12%     16.46%
                                  -------------------------------------------------------------------------------------------------
                                  -------------------------------------------------------------------------------------------------
Sales Charge                           5.75%
Total Return
*(excluding sales charge)             10.07%

--------------------------------
                                    1997
--------------------------------
Investment income dividends paid
and reinvested during year        $     757
Capital gains distributions
reinvested during year                3,611
Value of investment at year end
assuming reinvestment of
investment income dividends and
capital gains distributions          36,223
Value of investment at year end
assuming investment income
dividends taken in cash           $  26,805
PERCENTAGES
--------------------------------
Income Return                          2.57%
Appreciation                          20.15%
Total Return                          22.72%
Sales Charge
Total Return
*(excluding sales charge)

  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1988-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,366
                                                Capital Gains Paid and Reinvested.......$13,067
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$7,790
                                                Total Value.............................$36,223

TRIFLEX FUND


  The Triflex Fund (the "Fund" or "Fund's") is the lowest risk equity-dominated portfolio in the American National Funds Group. Throughout 1997, the Fund's conservative blend of about 55% stocks, 40% bonds and 5% cash has served the Fund well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of about 25% while the bond portion of the Fund returned about 11%. Combined, the Fund produced a total return of 17.5% for the year, excluding sales charge (see graph for complete performance history).



  Within the Fund, we took advantage of high real interest rates (after adjusting for inflation) to extend maturities and add exposure to the fixed income portion of the Fund. We shifted about 6% of the Fund's assets from equities and cash, and moved it into bonds during April, as the yield on the 30-year Treasury bond pushed above 7%. In retrospect, our timing was quite fortuitous, as interest rates dropped over one percentage point by year-end, with the 30-year bond yield closing 1997 at 5.9%.


  Within the equity portion of the Triflex Fund, we utilize the same conservative and defensive stock selection disciplines used in the American National Income and Growth Funds. The key is identifying what we consider to be stocks of superior companies and purchasing them at discounted valuations. During 1997, we noted particular strength from our equity holdings in the financial, consumer staples, and technology sectors. In all three sectors, our holdings produced returns in excess of 30%, outperforming the respective sectors in the S&P 500 for the year.


  We weren't so fortunate with our capital goods and energy holding, however, as both sectors underperformed both on an absolute basis and relative to their respective S&P sectors. Within capital goods, we saw weakness in companies like Fluor and Foster Wheeler, whose businesses are closely tied to large infrastructure projects in the emerging markets in Southeast Asia. In the energy sector, falling oil prices caused the shares of most companies to fall in sympathy. We are examining our holdings in both of these sectors to determine whether changes should be made going forward.


  On balance, Triflex Fund investors were rewarded by their investment in the Fund in 1997, with a third consecutive year of double-digit returns. Although the Fund has not produced the spectacular returns witnessed by some funds over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market, while firmly believing that the Fund is well positioned should markets turn downward.


  We appreciate your investment in the Triflex Fund and will continue to do all we can to reward our shareholders' confidence and trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX


  [LINE GRAPH TO BE INSERTED HERE]



Triflex Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Triflex Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Triflex Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
nvestment income dividends paid and
reinvested during year                    $   555  $   621  $   579  $   538  $   328  $   403  $   489  $   572  $   598  $   760
Capital gains distributions reinvested
during year                                   225      702       68      492      484    1,027      876      166      533    2,673
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,406   11,827   11,990   14,931   15,379   16,350   16,593   20,293   22,701   26,663
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,850  $10,595  $10,212  $12,224  $12,309  $12,755  $12,566  $14,911  $16,222  $18,490
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                5.54%    5.97%    4.90%    4.49%    2.20%    2.62%    2.99%    3.44%    2.95%    3.35%
Appreciation                                -0.94%    7.69%   -3.53%   20.04%    0.80%    3.69%   -1.50%   18.85%    8.91%   14.11%
                                          ----------------------------------------------------------------------------------------
Total Return                                 4.60%   13.66%    1.37%   24.53%    3.00%    6.31%    1.49%   22.29%   11.86%   17.46%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   10.38%

  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1988-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,443
                                                Capital Gains Paid and Reinvested........$7,246
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$3,974
                                                Total Value.............................$26,663

--------------------------------------------------------------------------------


APPENDIX B



(Description of Ratings Used in Prospectus)

--------------------------------------------------------------------------------


BOND RATINGS



  Description of Standard & Poor's Corporation's bond rating:



AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB", "B", "CCC", "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will like have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, if faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.




  Description of Moody's Investor's Service, Inc.'s bond ratings:


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



PREFERRED STOCK RATING.



  Description of Standard & Poor's Corporation's preferred stock rating:



B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:



b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS



  As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                         AMERICAN NATIONAL FUNDS GROUP
                      AMERICAN NATIONAL GROWTH FUND, INC.
                      AMERICAN NATIONAL INCOME FUND, INC.
                               TRIFLEX FUND, INC.
                             SEPTEMBER       , 1998



  No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or the Funds' Statement of Additional Information referred to above) and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



  A Statement of Additional Information dated September       , 1998 containing
additional information about the Funds was filed with the Securities and Exchange Commission and are incorporated herein by reference. Additional information about the Funds' investments also is available in the Funds' annual and semi-annual reports to shareholders.



  The Funds' Statement of Additional Information, annual report, and semi-annual reports are available, without charge, upon request. You may make shareholder inquiries, request further information about the Funds, or obtain copies of the Statement of Additional Information, annual reports, and semi-annual reports, by writing Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550, or by calling (Toll Free) 1-800-231-4639 or (Collect)
1-409-      .



  Information about the Funds may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov, and you may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.



                                                                       811-00623
                                                                       811-01916
                                                                       811-02818

   [LOGO]
P  R  O  S  P  E  C  T  U  S


                                    CLASS Y



                             (INSTITUTIONAL SALES)



AMERICAN NATIONAL FUNDS GROUP


ONE MOODY PLAZA, GALVESTON, TEXAS 77550


TELEPHONE NUMBER: (409)         - TOLL FREE: 1 (800) 231-4639


SEPTEMBER 15, 1998


                             AMERICAN NATIONAL GROWTH FUND, INC.
                             AMERICAN NATIONAL INCOME FUND, INC.

                             TRIFLEX FUND, INC.


                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary

INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDITORS
Securities Management and Research, Inc.                                                            Tait, Weller & Baker
One Moody Plaza                                                                                            8 Penn Center
Galveston, Texas 77550                                                                  Philadelphia, Pennsylvania 19103
CUSTODIAN                                                                                                   TRANSFER AND
Securities Management and Research, Inc.                                                           DIVIDEND PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550


   This Prospectus offers institutions and certain other investors no-load shares in three equity mutual funds underwritten and managed by Securities Management and Research, Inc.: (1) American National Growth Fund, Inc. ("Growth Fund"), which seeks long-term growth; (2) American National Income Fund, Inc. ("Income Fund"), which seeks current income with appreciation secondary; and (3) Triflex Fund, Inc. ("Triflex Fund"), a balanced fund seeking conservation of principal, current income, and long-term capital appreciation (each, a "Fund"; collectively, the "Funds" or the "American National Funds Group"). The Funds also offer other share classes with different sales charge and distribution and service fee structures. Please read this Prospectus carefully before making an investment and keep it for future reference. There is no assurance that any Fund will achieve its objective.



   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                     PAGE
                                                  -----------
THE FUNDS AT A GLANCE...........................           3
TABLE OF FEES AND EXPENSES......................           4
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH
 FUND, INC......................................           5
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME
 FUND, INC......................................           6
FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.........           7
INVESTMENT OBJECTIVES AND POLICIES..............           8
THE FUNDS AND THEIR MANAGEMENT..................          11
HOW TO PURCHASE SHARES..........................          14
WHEN ARE PURCHASES EFFECTIVE?...................          15

                                                     PAGE
                                                  -----------
DETERMINATION OF OFFERING PRICE.................          16
MULTIPLE CLASS STRUCTURE........................          16
SPECIAL PURCHASE PLANS AND SERVICES.............          17
RETIREMENT PLANS................................          19
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES......          20
HOW TO REDEEM...................................          21
OTHER INFORMATION CONCERNING THE FUNDS..........          23
APPENDIX A......................................         A-1
APPENDIX B......................................         B-1

THE FUNDS AT A GLANCE


  Each Fund is a "mutual fund" that continuously sells and redeems its shares of common stock at the current per share offering price. The investment objective and investor suitability profile of each Fund are summarized below.



AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")



OBJECTIVE: The Growth Fund seeks long-term capital growth by investing its assets in securities (primarily common stocks) that provide an opportunity for capital appreciation.



INVESTOR SUITABILITY PROFILE: The Growth Fund is designed for investors who want to build capital to meet long-range goals.



AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")



OBJECTIVE: The Income Fund seeks current income with a secondary objective of long-term capital appreciation. It invests in common stock, preferred stocks, and debt securities.



INVESTOR SUITABILITY PROFILE: The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for attractive growth and reducing their exposure to the volatility of the market.



TRIFLEX FUND, INC. ("TRIFLEX FUND")



OBJECTIVE: The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. It invests in various types of fixed income (debt) and equity securities.



INVESTOR SUITABILITY PROFILE: The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



MANAGEMENT: Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager, and distributor of mutual funds since 1966. See "THE FUNDS AND THEIR MANAGEMENT" for additional information.



PURCHASING SHARES: No-load shares of the Funds are available through this Prospectus to institutions and certain other investors. Class Y shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions or any distribution and service ("12b-1") fees. The Funds offer other share classes with different sales charge and distribution and service ("12b-1") fee structures, as described in "MULTIPLE CLASS STRUCTURE." The classes of the Funds are referred to collectively as "Classes" and each as a "Class."



MINIMUM PURCHASE: For Class Y shares, the minimum initial investment requirement generally is $500,000, except as described in "HOW TO PURCHASE SHARES."



REDEMPTIONS:  Procedures may be found under "HOW TO REDEEM."



EXCHANGES: In general, shareholders can exchange shares of a Fund for shares of another fund in the SM&R Family of Funds (as defined herein) without the payment of an exchange fee, subject to certain conditions. For information on exchanging shares, see "Exchange Privilege" within "SPECIAL PURCHASE PLANS AND SERVICES."



DERIVATIVE INVESTMENTS: The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO's) from time to time. An explanation of CMO's can be found in the Funds' Statement of Additional Information.



RISKS: Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. As a result of these and other risks, the value of the shares owned may be higher or lower than their cost.



PORTFOLIO TURNOVER RATES: Each Fund's portfolio turnover rates for the last five years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnover rates are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in the Funds' Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------


The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. An investor should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's investment in Class Y shares of any of the Funds listed. It is being provided to assist investors in gaining a more complete understanding of fees, charges, and expenses which are discussed in greater detail in the appropriate sections of this Prospectus. See "HOW TO PURCHASE SHARES" in this Prospectus. The example is also intended to provide a means to compare expense levels of Funds and Classes with different fee structures over varying investment periods.



  THERE ARE NO SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS Y SHARES OF THE FUNDS, OTHER THAN AN $8.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION.



ANNUAL FUND OPERATING EXPENSES



(As a Percentage of Average Net Assets Before Fee Waivers and Expense Reimbursements)



  The "Management Fee," "Other Expenses," and "Total Annual Fund Operating Expenses" shown below for the Funds are for the year ended December 31, 1997. No Distribution or Service (12b-1) Fees are imposed on Class Y shares of the Funds.



                                                        Growth Fund      Income Fund    Triflex Fund
                                                      ---------------  ---------------  -------------
                                                          Class Y          Class Y         Class Y
  Management Fee                                              0.60%            0.69%           0.65%
  Other Expenses(1)                                           0.36%            0.36%           0.61%
  Total Annual Fund Operating Expenses(2)                     0.96%            1.05%           1.26%



Notes to the Table of Fees and Expenses



(1) "Other Expenses" include the Administrative Service Fee. Because Class Y shares were not available prior to the date of this Prospectus, "Other Expenses" for Class Y shares were based on the expenses and average net assets of the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997.



(2) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by SM&R for the Funds during the fiscal year ended December 31, 1997. Pursuant to the Administrative Service Agreement, SM&R has agreed to pay (or to reimburse) each Fund for regular operating expenses (including the advisory fee and administrative fee, but not including any 12b-1 fee or Class-specific expenses) in excess of 1.25% per year of such Fund's average daily net assets. During the fiscal year ended December 31, 1997, SM&R waived management fees of 0.10% for the Triflex Fund.


EXAMPLE OF EXPENSES


  These Examples are intended to help investors compare the cost of investing in the Funds with the cost of investing in other mutual funds.



  These Examples assume that an investor invests $10,000 in Class Y shares of each Fund for the time periods indicated. These Examples also assume that the investment has a 5% return each year and that the Fund's operating expenses remain the same. An investor's actual costs may be higher or lower than shown.



  An investor would pay the following expenses, based on these assumptions, if all shares were redeemed at the end of the period shown:



                                 One Year       Three Years     Five Years      Ten Years

  Growth Fund (Class Y)
  Income Fund (Class Y)
  Triflex Fund (Class Y)



  An investor would pay the same expenses, based on these assumptions, if the shares were not redeemed, since there are no sales charges or redemption fees.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH FUND, INC.



  The following financial highlights table is intended to help an investor understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single Growth Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Growth Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Growth Fund.



                                                           Six Month
                                                             Period
                                                           Ended June
                                                              30,                         Year Ended December 31,
                                                           ----------    ----------------------------------------------------------
                                                              1998         1997         1996        1995        1994        1993
                                                           ----------    ---------    ---------   ---------   ---------   ---------
Net Asset Value,
Beginning of Period                                                      $    4.95    $    4.39   $    3.83   $    4.15   $    4.51

Income From Investment Operations

  Net Investment Income                                                       0.06         0.05        0.08        0.06        0.06

  Net Realized and Unrealized Gain (Loss) on Securities                       1.03         0.73        0.88        0.15        0.31
                                                           ----------    ---------    ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS                                              1.09         0.78        0.96        0.21        0.37

Less Distributions

  Dividends from Net Investment Income                                       (0.06)       (0.05)      (0.08)      (0.06)      (0.06)

  Distributions from Capital Gains                                           (0.74)       (0.17)      (0.32)      (0.47)      (0.67)
                                                           ----------    ---------    ---------   ---------   ---------   ---------
TOTAL DISTRIBUTIONS                                                          (0.80)       (0.22)      (0.40)      (0.53)      (0.73)
                                                           ----------    ---------    ---------   ---------   ---------   ---------
Net Asset Value,
End of Period                                                            $    5.24    $    4.95   $    4.39   $    3.83   $    4.15
                                                           ----------    ---------    ---------   ---------   ---------   ---------
                                                           ----------    ---------    ---------   ---------   ---------   ---------
TOTAL RETURN                                                       %(1)      22.24%       17.64%      25.20%       4.98%       8.17%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of Period
(000's omitted)                                                           $178,344     $152,758    $134,821    $113,250    $113,135

Ratio of Expenses to Average Net Assets                            (2)         .96         1.15        0.98        0.97        1.00

Ratio of Net Income to Average Net Assets                          (2)        1.03         1.02        1.67        1.46        1.31

Portfolio Turnover Rate                                                      46.79        18.72       37.00       46.26       59.67

Average Commission Rate Paid Per Share                                      $.0700       $.0700          --          --          --



(1) Returns are not annualized.


(2) Ratios are annualized.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME FUND, INC.



  The following financial highlights table is intended to help an investor understand the Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Income Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Income Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Income Fund.



                                               Six Month
                                                 Period
                                               Ended June
                                                  30,                           Year Ended December 31,
                                               ----------    -------------------------------------------------------------
                                                  1998         1997         1996         1995         1994         1993
                                               ----------    ---------    ---------    ---------    ---------    ---------
Net Asset Value,
Beginning of Period                                          $   25.05    $   22.59    $   18.90    $   21.66    $   22.09

Income From Investment Operations

  Net Investment Income                                           0.63         0.58         0.62         0.62         0.56

  Net Realized and Unrealized Gain (Loss) on
  Securities                                                      4.96         3.10         4.82        (0.75)        1.75
                                               ----------    ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                                  5.59         3.68         5.44        (0.13)        2.31

Less Distributions

  Dividends from Net Investment Income                           (0.64)       (0.58)       (0.63)       (0.61)       (0.60)

  Distributions from Capital Gains                               (3.01)       (0.64)       (1.12)       (2.02)       (2.14)
                                               ----------    ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                              (3.65)       (1.22)       (1.75)       (2.63)       (2.74)
                                               ----------    ---------    ---------    ---------    ---------    ---------
Net Asset Value,
End of Period                                                $   26.99    $   25.05    $   22.59    $   18.90    $   21.66
                                               ----------    ---------    ---------    ---------    ---------    ---------
                                               ----------    ---------    ---------    ---------    ---------    ---------
TOTAL RETURN                                           %(1)      22.72%       16.46%       29.12%       (0.61)%      10.63%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of Period
(000's omitted)                                               $198,687     $165,786     $141,058     $114,231     $119,956

Ratio of Expenses to Average Net Assets                (2)        1.05         1.10         1.12         1.12         1.17

Ratio of Net Income to Average Net Assets              (2)        2.28         2.42         2.89         2.86         2.51

Portfolio Turnover Rate                                          39.14        27.07        44.00        52.46        70.71

Average Commission Rate Paid Per Share                          $.0700       $.0700           --           --           --


(1) Returns are not annualized.
(2) Ratios are annualized.

                    FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.



  The following financial highlights table is intended to help an investor understand the Triflex Fund's financial performance for the past five years. Certain information reflects financial results for a single Triflex Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Triflex Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Triflex Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Triflex Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Triflex Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Triflex Fund.



                                                           Six Month
                                                             Period
                                                           Ended June
                                                              30,                         Year Ended December 31,
                                                           ----------    ----------------------------------------------------------
                                                              1998         1997         1996        1995        1994        1993
                                                           ----------    ---------    ---------   ---------   ---------   ---------
Net Asset Value,
Beginning of Period                                                      $   17.90    $   16.85   $   14.32   $   15.35   $   15.81

Income From Investment Operations

  Net Investment Income                                                       0.57         0.49        0.49        0.45        0.41

  Net Realized and Unrealized Gain (Loss) on Securities                       2.50         1.48        2.67       (0.22)       0.58
                                                           ----------    ---------    ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS                                              3.07         1.97        3.16        0.23        0.99

Less Distributions

  Dividends from Net Investment Income                                       (0.59)       (0.49)      (0.49)      (0.45)      (0.41)

  Distributions from Capital Gains                                           (2.06)       (0.43)      (0.14)      (0.81)      (1.04)
                                                           ----------    ---------    ---------   ---------   ---------   ---------
TOTAL DISTRIBUTIONS                                                          (2.65)       (0.92)      (0.63)      (1.26)      (1.45)
                                                           ----------    ---------    ---------   ---------   ---------   ---------
Net Asset Value,
End of Period                                                            $   18.32    $   17.90   $   16.85   $   14.32   $   15.35
                                                           ----------    ---------    ---------   ---------   ---------   ---------
                                                           ----------    ---------    ---------   ---------   ---------   ---------
TOTAL RETURN                                                       %(1)      17.46%       11.86%      22.29%       1.49%       6.31%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, End of Period
(000's omitted)                                                            $25,838      $23,188     $21,757     $19,023     $20,469

Ratio of Expenses to Average Net Assets(3)                         (2)        1.26         1.21        1.26        1.25"       1.32

Ratio of Net Income to Average Net Assets                          (2)        3.02         2.83        2.99        2.91        2.49

Portfolio Turnover Rate                                                      27.52        23.78       16.39       46.95       70.98
Average Commission Rate Paid Per Share                                      $.0700       $.0700          --          --          --



(1) Returns are not annualized.



(2) Ratios are annualized.



(3)Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.36%, 1.34%, 1.46%, 1.45%, and 1.39% for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, respectively.

INVESTMENT OBJECTIVES AND POLICIES



  Each of the Funds have different investment objectives which it pursues through the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of a Fund without shareholder approval. Each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in the Funds' Statement of Additional Information.



AMERICAN NATIONAL GROWTH FUND, INC.



  The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation. The Growth Fund is designed for investors who want to build capital over time to meet long-range goals.



  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.



  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities"). Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements which are discussed under "Other Investment Strategies."



AMERICAN NATIONAL INCOME FUND, INC.



  The Income Fund seeks current income with a secondary objective of long-term capital appreciation. The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for growth and reducing their exposure to the volatility of the market.



  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.



  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.



  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.



TRIFLEX FUND, INC.



  The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of at least three
(3) years, and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Triflex Fund's objectives.



  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.



  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.



  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.



  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



OTHER INVESTMENT STRATEGIES



  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.



COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Funds will not invest in variable amount master demand notes.



REPURCHASE AGREEMENTS. Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.



CERTIFICATE OF DEPOSIT. A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.



  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.



AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.



  These strategies and other investment restrictions are more fully discussed in the Funds' Statement of Additional Information under "INVEST-
MENT OBJECTIVES AND POLICIES."



THE FUNDS AND THEIR MANAGEMENT



  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (I.E., mutual funds).



  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.



  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust for which the Moody National Bank acts as trustee, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas; American National Investment Accounts, Inc., an investment company used to fund benefits under variable contracts issued by American National; SM&R Investments, Inc., an investment company consisting of four investment portfolios (SM&R Investments, Inc. and the American National Funds Group are collectively referred to in this Prospectus as the "SM&R Family of Funds"); and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.



  As of September       , 1998, SM&R and its parent, American National Insurance
Company, owned [      %] and [      %], respectively of the outstanding shares
of the Growth Fund; [      %] and [      ]%, respectively of the Income Fund;
[      %] and [      %], respectively of the Triflex Fund. American National and
SM&R reserve the right to vote these shares as they deem appropriate.



  The following persons are affiliated with SM&R and the Funds as officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT



  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.



  GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.



  WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE TRIFLEX FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Berger joined Securities Management and Research, Inc. in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.



ADVISORY AGREEMENTS



  GROWTH FUND. Under the Growth Fund's Investment Advisory Agreement, dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's     Basic Advisory
 Average Daily Net Assets        Fee Annual Rate
Not exceeding $100,000,000              0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000             0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000             0.500%
Exceeding $300,000,000                  0.400%



  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:


 Performance Compared To        Performance
       Lipper Index          Adjustment Amount
0.10% to 0.99% above                +0.02%
1.00% to 1.99% above                +0.04%
2.00% to 2.99% above                +0.06%
3.00% to 3.99% above                +0.08%
4.00% to 4.99% above                +0.10%
5.00% to 5.99% above                +0.12%
6.00% to 6.99% above                +0.14%
7.00% to 7.99% above                +0.16%
8.00% to 8.99% above                +0.18%
9.00% and above                     +0.20%

 Performance Compared To        Performance
       Lipper Index          Adjustment Amount
0.10% to 0.99% below                -0.02%
1.00% to 1.99% below                -0.04%
2.00% to 2.99% below                -0.06%
3.00% to 3.99% below                -0.08%
4.00% to 4.99% below                -0.10%
5.00% to 5.99% below                -0.12%
6.00% to 6.99% below                -0.14%
7.00% to 7.99% below                -0.16%
8.00% to 8.99% below                -0.18%
9.00% and below                     -0.20%



  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings



INCOME FUND AND TRIFLEX FUND. Under the Income and Triflex Funds' Investment Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's    Basic Advisory
 Average Daily Net Assets      Fee Annual Rate
Not exceeding $100,000,000          0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000         0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000         0.500%
Exceeding $300,000,000              0.400%



  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented .60%, .69%, and .75%, respectively, of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are .96%, 1.05%, and 1.26%, respectively.



  The fees payable under each Fund's Investment Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.



  Consistent with the Conduct Rules (formerly the Rules of Fair Practice) of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.

ADMINISTRATIVE SERVICE AGREEMENTS



  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:



                                Administrative
On the Portion of the Fund's       Service
 Average Daily Net Assets      Fee Annual Rate
Not exceeding $100,000,000           0.25 %
Exceeding $100,000,000 but
 not exceeding $200,000,000          0.20 %
Exceeding $200,000,000 but
 not exceeding $300,000,000          0.15 %
Exceeding $300,000,000               0.10 %



  SM&R received total administrative service fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented
[      ]%, [      ]%, and [      ]%, respectively, of each Fund's average daily
net assets.



  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's regular operating expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of "12b-1 fees," Class-specific expenses, interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. (See "Administrative Service Agreement" in the Funds' Statement of Additional Information for the fees paid by the Funds thereunder.)



DISTRIBUTION AND SHAREHOLDER SERVICING PLAN



  The Funds adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares of the Funds. No Distribution Fee or Service Fee is imposed on Class Y shares.



HOW TO PURCHASE SHARES



  An investor may purchase Class Y shares of the Funds from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus.



  Class Y shares may be purchased by the following investors:



    (a) institutional investors, such as insurance companies, banks, investment companies, retirement plans, and other institutional investors approved by SM&R;



    (b) trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity;



    (c) accounts managed by SM&R;



    (d) any non-profit business, trade, professional charitable, civic or similar associations and clubs with an active membership of at least 100 persons who have entered into an NAV agreement with SM&R; and



    (e) other investors, including individuals, with initial investments of $500,000 or more.



  Neither the Funds nor SM&R are responsible for determining whether or not a prospective investor qualifies under any of the above categories to purchase Class Y shares. Notifying SM&R of an intent to qualify under one of these categories is the sole responsibility of the prospective investor.



  SM&R will send a monthly confirmation for any month in which the account is active. An investor should carefully review the monthly confirmation and promptly report any discrepancies to SM&R. Initial and subsequent purchases may be made directly through SM&R at the following address:



  Securities Management and Research, Inc.,
  One Moody Plaza, 14th Floor
  Galveston, Texas 77550



  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.



  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen, or destroyed certificate.



OPENING AN ACCOUNT



  For initial purchases, an investor must submit an account application (the "Account Application"), which includes the purchaser suitability form (the "Suitability Form"). If an investor would like to take advantage of the electronic services available, that investor must complete the Special Investor Services section of the Account Application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request the special forms when establishing retirement plans. Keep in mind when opening an account that transactions by telephone between different accounts will only be permitted if the accounts are registered in the identical name.



PURCHASE AMOUNTS



  For Class Y shares, the minimum initial investment requirement is $500,000. If the investor is a group or institution specified in (a)-(d) of "HOW TO PURCHASE
SHARES," the minimum initial investment must only be $[      ]. All subsequent
investments must be at least $[      ]. The Company reserves the right to reject
any purchase.



PURCHASES BY MAIL



  An investor should make the check(s) payable to SM&R and send the check to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed. Investors making subsequent investments by mail must indicate their name, account number, and the name of the Class and Fund being purchased. The investor may use the remittance slip attached to the confirmation statement.



PURCHASES BY WIRE



  To ensure proper crediting of a wire investment, an investor must have an executed Account Application (including the Special Investor Services section) and Suitability Form on file with the transfer agent. An investor may then wire his investment by providing the following instructions to his bank:



    The Moody National Bank of Galveston
    ABA #113100091
    Securities Management and Research, Inc.
    #035 868 9
    Name of Class and Fund, (E.G. Class Y of the Growth Fund)
    Fund Account Number (number appears on your confirmation statement) Investor's Name, (E.G. First National Bank)



If wires are received after 3:00 p.m. Central Time or during a Bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.



PURCHASES BY EXCHANGE



  An investor may call Investor Services if he has established telephone exchange privileges on his account. See "SPECIAL PLANS AND SERVICES-Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "SPECIAL PLANS AND SERVICES."



  IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.



WHEN ARE PURCHASES EFFECTIVE?



  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.



  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.



  SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.



DETERMINATION OF OFFERING PRICE



  The offering price of Class Y shares of each Fund is equal to the net asset value of such shares. Net asset value per share is determined by dividing the market value of the securities owned by Class Y of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares outstanding of Class Y. Net asset value is currently determined as of 3:00 p.m. Central Time on each business day. Although the legal rights of the Classes of shares of the Funds are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.



  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Funds' Statement of Additional Information.



MULTIPLE CLASS STRUCTURE



  Five other Classes of shares of the Funds are available through separate prospectuses. Each Class represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and charges. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class, if any.



  The five other Classes include: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class T shares sold only to investors that became shareholders of the Funds prior to September
      , 1998 and certain designated persons; and (5) Class J shares sold only through special "network" distribution arrangements. Class A, Class B, Class C, Class T, and Class J shares are subject to different sales charges and other expenses and, accordingly, will have expense ratios and performance that differs from those of Class Y shares. You are encouraged to consider all of the Funds' class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE

INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.



FUND AND CLASS SPECIFIC EXPENSES



  Expenses that are directly attributable to a particular Class of shares ("Class Specific Expenses") will be borne solely by that Class. Class Specific Expenses include: (1) asset-based distribution fees and shareholder service fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class; (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class; (7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.



  Class Specific Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Funds' assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Fund. All direct sales expenses for Class Y shares are paid by SM&R, and no sales expense is borne by Class Y shares of the Funds.



  For additional information about the expenses of the Funds, see the Statement of Additional Information.



SPECIAL PURCHASE PLANS AND SERVICES



  The Funds offer services and plans that are designed to facilitate investment in the Funds. At this time, there is no charge to investors for these services. The Funds may impose fees for such services in the future. Be aware, however, that shareholders electing to participate in the ACH plan described below should check with their financial institution for any additional charges imposed for this service. For additional information contact your registered representative or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.



ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows shareholders to move money between their Fund account(s) and their bank, savings and loan, or credit union account using the Automated Clearing House (ACH) network. To arrange for electronic transfers, investors should complete the relevant section of the Account Application at the time they open the account and specify the type of service or services desired. Shareholders should also attach a voided, pre-printed check or deposit slip from their checking, savings and loan or credit union account. Passbook savings accounts are not eligible for the electronic transfer option. Additionally, an investor's bank must be a member of the Automated Clearing House (ACH) network for the investor to take advantage of this service. Shareholders will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in their account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If this option is elected after the account is established, it may be necessary for the shareholder to obtain a signature guarantee for all individuals named on the account(s) desiring this service.



TELEPHONE SERVICES. Investors can take advantage of this service by completing the appropriate sections of the Account Application when opening their account. Through this service, investors will be able to purchase by ACH, redeem, and exchange shares on those accounts for which they have an executed Account Application on file, and have received verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after the account is established, it may be necessary for the shareholder to obtain a signature guarantee for all individuals named on the account(s) desiring this service. Please note that the telephone redemption option is not available to retirement plans.



  The Funds have implemented the following security procedures intended to protect shareholder accounts from losses resulting from unauthorized or fraudulent telephone instructions. The caller will be required to know (i) the name of the Fund or Funds; (ii) all digits of the account number; (iii) the exact name and address used in the registration(s); and (iv) the Social Security or Employer Identification Number listed on the account(s). Additionally, all telephone transactions will be recorded for the shareholder's protection.



  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, shareholders should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on their accounts.



AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from a shareholder's bank account and invested monthly, bi-monthly, quarterly, or annually into the designated Fund(s) at the applicable offering price determined on the date of the electronic transfer.



WEALTH ACCUMULATION ACCOUNT. Shareholders having account balances of at least $2,500 in SM&R Investments, Inc.'s Money Market Fund (the "Money Market Fund") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of other funds in the SM&R Family of Funds may be made by exchanges from the shareholder's Money Market Fund Wealth Accumulation Account. Purchases of the other funds must be at least $50 and, unless terminated by the shareholder, will continue as long as the balance of the Money Market Fund Wealth Accumulation Account is sufficient. Additional investments may be made to a Money Market Fund account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than ten (10) business days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.



  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (I.E., signed by the owner(s) of record exactly as registered).



  Shareholders' rights to make additional investments, to exchange shares, and to redeem shares in the Money Market Fund and any of the funds in the SM&R Family of Funds, are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Money Market Fund accounts designated as a part of the Wealth Accumulation Account.



  Shareholders of SM&R Investments, Inc.'s Primary Fund (the "Primary Fund") that opened a Primary Fund Wealth Accumulation Account prior to September
      , 1998 will be permitted to continue using the Account subject to the terms applicable to a Money Market Fund Wealth Accumulation Account, described above.



EXCHANGE PRIVILEGE. Shareholders in a Fund are permitted to exchange shares that they own in a Fund with shares of another fund in the SM&R Family of Funds without the payment of an exchange fee, subject to certain conditions. Exchanges between a Fund and another fund in the SM&R Family of Funds are available only in states where the applicable funds are registered and the exchange may be legally made.



  Shareholders may exchange Class Y shares, without an exchange fee, for corresponding Class Y shares of another fund in the SM&R Family of Funds. Shareholders also may exchange their Class Y shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that the shareholder meets any minimum investment requirement for the shares they wish to acquire. Finally, you may exchange Class T shares for shares of another Class of the same Fund, provided that you pay any difference in sales charges.



  You may acquire, through an exchange, shares of a Class with a contingent deferred sales charge ("CDSC"). If you redeem those shares, the relevant CDSC, if any, will be calculated from the date that you initially purchased the original shares, rather than from the date of exchange.



  Shares of any fund in the SM&R Family of Funds held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.



  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met: (a) the exchange must be made between accounts having identical registrations and addresses; (b) the shares of the fund of the SM&R Family of Funds acquired through exchange must be qualified for sale in the state in which you reside; (c) the dollar amount of the exchange must meet the minimum investment requirement applicable to the shares of the fund in the SM&R Family of Funds that you would acquire through the exchange;
(d) SM&R must have received full payment for the shares being exchanged; (e) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status); (f) any shares that you wish to exchange must have been held for at least ten (10) business days; (g) certificates representing shares, if any, are returned before such shares are exchanged; and (h) you have received a prospectus for the shares you receive in the exchange.



  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. Shareholders should consult a tax advisor for the tax treatment and effect of exchanges.



EXCESSIVE TRADING. Frequent trades, involving either substantial Fund assets or a substantial portion of an account or accounts controlled by a shareholder, can disrupt management of the Fund and raise the Fund's expenses. The Funds define "excessive trading" as exceeding one purchase and sale involving the same Fund within any 120-day period.



  For example, a shareholder is in Fund X. He can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell his shares in Fund Y to return to Fund X or move to Fund Z. If the shareholder exceeds the number of trades described above, he may be barred indefinitely from further transactions of the participating funds.



  There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.



RETIREMENT PLANS



  An account may be established in Individual Retirement Accounts (IRA), which includes Traditional, Roth, Education, and SIMPLE IRAs as well as Simplified Employee Pension Plans (SEP IRAs). Additional retirement plans include 403(b)(7)
(TSA) Custodial Accounts and corporate retirement plans. These plans allow investors to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for Class Y shares of the Funds is generally $500,000 (See "HOW TO PURCHASE SHARES"). SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has any type of IRA, SEP or TSA accounts in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from a representative or SM&R. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.



DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES



  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").



  Dividends and capital gains distributions will be automatically reinvested at net asset value in additional shares unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the Funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.



  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.



INFORMATION COMMON TO THE FUNDS



  Each Fund is a separate entity for federal income tax purposes and each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Fund will be required to pay federal income taxes.



  In order to qualify as a regulated investment company, each Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.



  For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from any Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned the Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.



  Redemptions and exchanges of shares in each Fund are taxable events on which a shareholder may realize a gain or loss. Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.



  Each Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.



  Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from any Fund.



  Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements.



  At the end of each calendar year, the Funds will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local (as well as federal) tax laws to these distributions and redemption proceeds received from the Fund.



HOW TO REDEEM



  Class Y shares will be redeemed at net asset value determined on the date the request is received in "Proper Form" as defined below. There is no extra charge for redemptions. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.



  If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form. A wire fee in the amount of $8.00 will be charged to the investor for redemptions by wire under $5,000.



  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by personal check or ACH transfer, SM&R will process the redemption but will generally delay sending the proceeds for up to ten (10) business days to allow the check or transfer to clear.



TELEPHONE REDEMPTIONS. Shareholders may request redemptions by telephone if they have completed the Account Application and requested this option. This redemption feature can only be used if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the Account Application; (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the security procedures discussed under "SPECIAL PURCHASE PLANS AND SERVICES--Exchange Privilege" have been met; and (e) the proceeds of the redemption do not exceed $25,000.

SYSTEMATIC WITHDRAWAL PLAN. Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the Account Application and returning it to SM&R. See "SPECIAL PURCHASE PLANS AND SERVICES--Electronic Transfers" for additional information. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.



  For further information about the Systematic Withdrawal Plan, contact a registered representative or SM&R.



  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.



"PROPER FORM" means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.



  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.



TEXAS OPTIONAL RETIREMENT PROGRAM. Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of the employee.



SIGNATURE GUARANTEES. This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or (4) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.



  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.



REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your
redemptions, the value of the account falls below $[      ]. If your account
balance falls below $[      ] as a result of redeeming shares, you will be
notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Board of Directors may, from time to time, change such required minimum investment.



RIGHTS RESERVED BY THE FUNDS. The Funds, acting through their transfer agent, reserve the right to waive or lower investment minimums; to accept initial purchases by telephone from a registered representative; to refuse any purchase order; to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction; to freeze an account and suspend account services when notice has been received of a dispute involving account owners or other parties or there is reason to believe a fraudulent transaction may occur; to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions not believed to be genuine.



OTHER INFORMATION CONCERNING THE FUNDS



  YEAR 2000 RISKS. Many services provided to the Funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and their shareholders.



VOTING RIGHTS. Within the respective Funds, all shares have equal voting, participation and liquidation rights, but have no subscription, preemptive, conversion, or cumulative voting rights.



  On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.



SPECIAL PAYMENTS TO BROKER-DEALERS. Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.



  Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.



  SM&R intends to pay its representatives and broker-dealers selling Class Y shares from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such representatives and broker-dealers is as follows for Class Y shares of the Growth, Income, and
Triflex Funds, respectively: Year 1--[      ]%, [      ]%, and [      ]%; Year
2--[      ]%, [      ]%, and [      ]%; and Year 3 and subsequent years,
[      ]% (for each Fund).



ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission. For further information, shareholders may also contact SM&R, whose address and phone number are set forth on the cover of this Prospectus.

                                   APPENDIX A


--------------------------------------------------------------------------------


PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

--------------------------------------------------------------------------------

AMERICAN NATIONAL GROWTH FUND

  Looking back at 1997, U.S. economic characteristics reflected steady growth, declining inflation, a decrease in the budget deficit, large increases in business profits, employment and real incomes, and a continuation of unprecedented stock market gains. Further, interest rates declined over the past year as markets realized that with a backdrop of an appreciating dollar, global deflationary tendencies, and excess liquidity via declining inflation, the Federal Reserve would have no compelling reasons to alter monetary policy.


  The S&P 500 ended 1997 registering its third consecutive year of +20% gains. This ended the best calendar-three-year run since Standard and Poor's began tracking indices in 1923. In addition, this was the first time since 1926 that the S&P 500 produced better than 20% returns in three consecutive calendar years. The year 1997 also featured a market of increased volatility. For 1997, the S&P 500 closed more than 1% higher or lower than the previous day on 34% of the trading days. In comparison, the average for the period 1990-1996 was less than half that, at 14.5% of the trading days. For the fourth year in a row, large capitalization stocks were the best performing size category. The S&P 500 broke 43 new record high marks during 1997, but not without a few bruises. The 9.6% decline between February 18 and April 11 stopped just short of the 10% mark, which is traditionally the benchmark cited to declare a true market correction. The 10% mark was crested, however, as stocks fell 10.8% between October 7-27.


  The Dow Jones World Index, which excludes the U.S. market, lost 3.0% during the year, although performance was widely varied. Within the index, Asia/Pacific declined 29.1% whereas Europe/Africa gained 19.9%. Also during the year, the Merrill Lynch Domestic Bond Index rose 9.4%. Within this index, performance varied from convertible bonds returning 16.1% to asset-backed securities returning 7.2%. Money market returns were widely varied as well. The U.S. money markets returned 5.1% whereas the foreign money markets fell 5.5%, reflecting strength in the U.S. dollar.

  Looking forward into the remainder of 1998, we believe the U.S. economy will continue to grow, albeit at a reduced rate of approximately 2.0-3.0%. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, could provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.

  The Growth Fund seeks to identify stocks of superior companies utilizing two valuation disciplines. These disciplines screen potential investments for both cash flow and earnings with the goal of selecting companies suitable for long term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide what we believe is a conservative and defensive group of stocks from which to select for inclusion in the fund.

  Within the Growth Fund, we noted particular strength from our holdings in the financial, consumer cyclical and technology sectors. For 1997, our overweighting of technology relative to the market also helped our relative performance. For investors who owned shares for the whole year 1997, the Growth Fund produced a total return of 22.3%, excluding sales charge (see graph for complete performance history). The Growth

Fund's growth attributes are achieved by investing primarily in large-capitalization growth companies. The Growth Fund makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.


  We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our Fund.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  AMERICAN NATIONAL INCOME FUND, INC., S&P 500


  [LINE GRAPH TO BE INSERTED HERE]



American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value, and considers the effect of the Growth Fund's 5.75% maximum sales charge. All performance figures are as-of December 31 for the applicable year. The Growth Fund's fiscal year end was as of October 31 for 1988-1989.

              ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 OF
                      AMERICAN NATIONAL GROWTH FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

-----------------------------------------------------------------------------------------------------------------------------
                             1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
-----------------------------------------------------------------------------------------------------------------------------
Investment income
dividends paid and
reinvested during year      $   226   $   308   $   260   $   176   $   253   $   216   $   255   $   360   $   247   $   320
Capital gains
distributions reinvested
during year                     700     1,794       259       847     1,165     2,404     1,972     1,552       865     4,027
Value of investment at
year end assuming
reinvestment of
investment income
dividends and capital
gains distributions           9,992    12,422    12,057    16,515    16,102    17,417    18,284    22,892    26,931    32,921
Value of investment at
year end assuming
investment income
dividends taken in cash     $ 9,767   $11,832   $11,243   $15,219   $14,596   $15,583   $16,126   $19,858   $23,136   $27,995
PERCENTAGES
-----------------------------------------------------------------------------------------------------------------------------
Income Return                  2.26%     3.08%     2.10%     1.46%     1.53%     1.35%     1.47%     1.97%     1.08%     1.19%
Appreciation                  -2.34%    21.25%    -5.04%    35.52%    -4.03%     6.82%     3.51%    23.23%    16.56%    21.05%
                            -------------------------------------------------------------------------------------------------
Total Return                  -0.08%    24.33%    -2.94%    36.98%    -2.50%     8.17%     4.98%    25.20%    17.64%    22.24%
                            -------------------------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------------------------
Sales Charge                   5.75%
Total Return
*(excluding sales charge)      6.00%


  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$2,621
                                                Capital Gains Paid and Reinvested.......$15,585
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$4,715
                                                Total Value.............................$32,921

AMERICAN NATIONAL INCOME FUND



  The Income Fund turned in a solid performance in 1997, producing a total return of 22.7%, excluding sales charge (see graph for complete performance history). Throughout the year, the Income Fund exceeded its target of maintaining a dividend yield at least 50% greater than that of the Standard & Poor's 500 stock market index. The current dividend yield of the equities comprising the portfolio stands at 2.7%, a full 70% greater than the S&P 500's 1.5% yield.



  Throughout 1997, the Income Fund benefited from its overweighted positions in the strong performing finance and consumer cyclical sectors. Within the finance sector, the Income Fund's holdings include banks like Nationsbank, Norwest, and Comerica; financial services companies like Beneficial, Morgan Stanley Dean Witter, and Reliance Group holdings; and a carefully selected group of real estate investment trusts (REITs) such as Centerpoint Properties, Crescent, Health & Retirement Properties. On average, these holdings produced returns of about 40% for the year. Moreover, the Income Fund was overweighted in this strong performing sector relative to the broad market benchmarks.



  We also noted particular strength in the consumer cyclicals sector, which includes such industries as apparel, autos, printing, and retail. For the year, the Income Fund's holdings in this sector produced an average return of 37%, outperforming this strong sector's performance within the broad market. In addition, the Income Fund benefited from above-market performance from our healthcare selections, which appreciated 47% on average versus 35% for the sector in the S&P 500. Of our holdings, the best performance was posted by pharmaceuticals maker Schering-Plough which rose 92% for the year and drug distributor Bergen Brunswig, up 83% during 1997.


  Weakness for the Income Fund originated in the capital goods and energy sectors. In the case of capital goods, most of the weakness came from companies like engineering and construction companies Fluor and Foster Wheeler, both of which have above average exposure to emerging markets in Southeast Asia. In the energy sector, where generous dividend yields are available from many high quality companies, the falling price of oil hurt earnings, especially in the fourth quarter. We are still confident in our international integrated companies like Exxon, Chevron, and Texaco as well as our domestic companies like Amoco, Kerr-McGee and Murphy Oil.

  As mentioned elsewhere in this report, we expect the U.S. economy to continue its moderate growth in 1998, albeit at a somewhat reduced rate. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, should provide an ideal climate for fixed income securities as well as financial and consumer dependant securities.

  Within this slow growth economy, we will seek our style specific goals by identifying, based on our conservative and defensive valuation disciplines, what we consider to be stocks of superior companies. We will continue our quest for undervalued companies undergoing positive changes in fundamentals, and we will sell those issues which have hit their price targets or whose fundamentals do not warrant inclusion within the conservatively run Income Fund. This process has served the Income Fund well in the past.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  AMERICAN NATIONAL INCOME FUND, INC., S&P 500


  [LINE GRAPH TO BE INSERTED HERE]



American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Income Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Income Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

-----------------------------------------------------------------------------------------------------------------------------
                             1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
-----------------------------------------------------------------------------------------------------------------------------
Investment income
dividends paid and
reinvested during year      $   374   $   476   $   543   $   447   $   404   $   488   $   559   $   664   $   654   $   757
Capital gains
distributions reinvested
during year                   1,111       992        49       928       811     1,768     1,884     1,183       730     3,611
Value of investment at
year end assuming
reinvestment of
investment income
dividends and capital
gains distributions          10,372    13,289    13,389    17,280    17,852    19,749    19,628    25,343    29,516    36,223
Value of investment at
year end assuming
investment income
dividends taken in cash     $ 9,997   $12,313   $11,891   $14,908   $15,040   $16,208   $15,654   $19,642   $22,342   $26,805
PERCENTAGES
-----------------------------------------------------------------------------------------------------------------------------
Income Return                  3.74%     4.59%     4.08%     3.34%     2.34%     2.73%     2.83%     3.38%     2.58%     2.57%
Appreciation                  -0.02%    23.53%    -3.33%    25.72%     0.98%     7.90%    -3.44%    25.74%    13.88%    20.15%
                            -------------------------------------------------------------------------------------------------
Total Return                   3.72%    28.12%     0.75%    29.06%     3.32%    10.63%    -0.61%    29.12%    16.46%    22.72%
                            -------------------------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------------------------
Sales Charge                   5.75%
Total Return
*(excluding sales charge)     10.07%

  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1988-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,366
                                                Capital Gains Paid and Reinvested.......$13,067
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$7,790
                                                Total Value.............................$36,223

TRIFLEX FUND



  The Triflex Fund (the "Fund" or "Fund's") is the lowest risk equity-dominated portfolio in the American National Funds Group. Throughout 1997, the Fund's conservative blend of about 55% stocks, 40% bonds and 5% cash has served the Fund well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of about 25% while the bond portion of the Fund returned about 11%. Combined, the Fund produced a total return of 17.5% for the year, excluding sales charge (see graph for complete performance history).



  Within the Fund, we took advantage of high real interest rates (after adjusting for inflation) to extend maturities and add exposure to the fixed income portion of the Fund. We shifted about 6% of the Fund's assets from equities and cash, and moved it into bonds during April, as the yield on the 30-year Treasury bond pushed above 7%. In retrospect, our timing was quite fortuitous, as interest rates dropped over one percentage point by year-end, with the 30-year bond yield closing 1997 at 5.9%.


  Within the equity portion of the Triflex Fund, we utilize the same conservative and defensive stock selection disciplines used in the American National Income and Growth Funds. The key is identifying what we consider to be stocks of superior companies and purchasing them at discounted valuations. During 1997, we noted particular strength from our equity holdings in the financial, consumer staples, and technology sectors. In all three sectors, our holdings produced returns in excess of 30%, outperforming the respective sectors in the S&P 500 for the year.


  We weren't so fortunate with our capital goods and energy holding, however, as both sectors underperformed both on an absolute basis and relative to their respective S&P sectors. Within capital goods, we saw weakness in companies like Fluor and Foster Wheeler, whose businesses are closely tied to large infrastructure projects in the emerging markets in Southeast Asia. In the energy sector, falling oil prices caused the shares of most companies to fall in sympathy. We are examining our holdings in both of these sectors to determine whether changes should be made going forward.


  On balance, Triflex Fund investors were rewarded by their investment in the Fund in 1997, with a third consecutive year of double-digit returns. Although the Fund has not produced the spectacular returns witnessed by some funds over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market, while firmly believing that the Fund is well positioned should markets turn downward.


  We appreciate your investment in the Triflex Fund and will continue to do all we can to reward our shareholders' confidence and trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX


  [LINE GRAPH TO BE INSERTED HERE]



Triflex Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Triflex Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Triflex Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

-----------------------------------------------------------------------------------------------------------------------------
                             1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
-----------------------------------------------------------------------------------------------------------------------------
Investment income
dividends paid and
reinvested during year      $   555   $   621   $   579   $   538   $   328   $   403   $   489   $   572   $   598   $   760
Capital gains
distributions reinvested
during year                     225       702        68       492       484     1,027       876       166       533     2,673
Value of investment at
year end assuming
reinvestment of
investment income
dividends and capital
gains distributions          10,406    11,827    11,990    14,931    15,379    16,350    16,593    20,293    22,701    26,663
Value of investment at
year end assuming
investment income
dividends taken in cash     $ 9,850   $10,595   $10,212   $12,224   $12,309   $12,755   $12,566   $14,911   $16,222   $18,490
PERCENTAGES
-----------------------------------------------------------------------------------------------------------------------------
Income Return                  5.54%     5.97%     4.90%     4.49%     2.20%     2.62%     2.99%     3.44%     2.95%     3.35%
Appreciation                  -0.94%     7.69%    -3.53%    20.04%     0.80%     3.69%    -1.50%    18.85%     8.91%    14.11%
                            -------------------------------------------------------------------------------------------------
Total Return                   4.60%    13.66%     1.37%    24.53%     3.00%     6.31%     1.49%    22.29%    11.86%    17.46%
                            -------------------------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------------------------
Sales Charge                   5.75%
Total Return
*(excluding sales charge)     10.38%


  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,443
                                                Capital Gains Paid and Reinvested........$7,246
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$3,974
                                                Total Value.............................$26,663

--------------------------------------------------------------------------------



APPENDIX B



(Description of Ratings Used in Prospectus)

--------------------------------------------------------------------------------


BOND RATINGS



  Description of Standard & Poor's Corporation's bond rating:



AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB", "B", "CCC", "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will like have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, if faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.




  Description of Moody's Investor's Service, Inc.'s bond ratings:


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



PREFERRED STOCK RATING.



  Description of Standard & Poor's Corporation's preferred stock rating:



B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:



b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS



  As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                         AMERICAN NATIONAL FUNDS GROUP
                      AMERICAN NATIONAL GROWTH FUND, INC.
                      AMERICAN NATIONAL INCOME FUND, INC.
                               TRIFLEX FUND, INC.
                             SEPTEMBER       , 1998



  No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or the Funds' Statement of Additional Information referred to above) and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



  A Statement of Additional Information dated September       , 1998 containing
additional information about the Funds was filed with the Securities and Exchange Commission and are incorporated herein by reference. Additional information about the Funds' investments also is available in the Funds' annual and semi-annual reports to shareholders.



  The Funds' Statement of Additional Information, annual report, and semi-annual reports are available, without charge, upon request. Investors may make inquiries, request further information about the Funds, or obtain copies of the Statement of Additional Information, annual reports, and semi-annual reports, by writing Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550, or by calling (Toll Free) 1-800-231-4639 or (Collect)
1-409-      .



  Information about the Funds may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Investors may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov, and investors may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.



                                                                       811-00623
                                                                       811-01916
                                                                       811-02818

   [LOGO]
P  R  O  S  P  E  C  T  U  S


                                    CLASS J


AMERICAN NATIONAL FUNDS GROUP

SEPTEMBER 15, 1998


ONE MOODY PLAZA, GALVESTON, TEXAS 77550


TELEPHONE NUMBER: (409)         - TOLL FREE: 1 (800) 231-4639


                             American National Growth Fund, Inc.
                             American National Income Fund, Inc.

                             Triflex Fund, Inc.

                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary


INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDITORS
Securities Management and Research, Inc.                                                            Tait, Weller & Baker
One Moody Plaza                                                                                            8 Penn Center
Galveston, Texas 77550                                                                  Philadelphia, Pennsylvania 19103
CUSTODIAN                                                                                          TRANSFER AND DIVIDEND
Securities Management and Research, Inc.                                                                    PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550



   This Prospectus offers shares in three equity mutual funds underwritten and managed by Securities Management and Research, Inc.: (1) American National Growth Fund, Inc. ("Growth Fund"), which seeks long-term growth; (2) American National Income Fund, Inc. ("Income Fund"), which seeks current income with appreciation secondary; and (3) Triflex Fund, Inc. ("Triflex Fund"), a balanced fund seeking conservation of principal, current income, and long-term capital appreciation (each, a "Fund"; collectively, the "Funds" or the "American National Funds Group"). These shares are offered only through certain financial intermediaries that have distribution agreements with SM&R. The Funds also offer other share classes with different sales charge and distribution and service fee structures. Please read this Prospectus carefully before making an investment and keep it for future reference. There is no assurance that any Fund will achieve its objective.


   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                     PAGE
                                                  -----------
THE FUNDS AT A GLANCE...........................           3
TABLE OF FEES AND EXPENSES......................           4
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH
 FUND, INC......................................           5
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME
 FUND, INC......................................           6
FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.........           7
INVESTMENT OBJECTIVES AND POLICIES..............           8
THE FUNDS AND THEIR MANAGEMENT..................          11
HOW TO PURCHASE SHARES..........................          14
WHEN ARE PURCHASES EFFECTIVE?...................          15

                                                     PAGE
                                                  -----------
DETERMINATION OF OFFERING PRICE.................          15
MULTIPLE CLASS STRUCTURE........................          16
SPECIAL PURCHASE PLANS AND SERVICES.............          16
RETIREMENT PLANS................................          19
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES......          19
HOW TO REDEEM...................................          21
OTHER INFORMATION CONCERNING THE FUNDS..........          22
APPENDIX A......................................         A-1
APPENDIX B......................................         B-1

THE FUNDS AT A GLANCE

  Each Fund is a "mutual fund" that continuously sells and redeems its shares of common stock at the current per share offering price. The investment objective and investor suitability profile of each Fund are summarized below.



AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")



OBJECTIVE: The Growth Fund seeks long-term capital growth by investing its assets in securities (primarily common stocks) that provide an opportunity for capital appreciation.



INVESTOR SUITABILITY PROFILE: The Growth Fund is designed for investors who want to build capital to meet long-range goals.



AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")



OBJECTIVE: The Income Fund seeks current income with a secondary objective of long-term capital appreciation. It invests in common stock, preferred stocks, and debt securities.



INVESTOR SUITABILITY PROFILE: The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for attractive growth and reducing their exposure to the volatility of the market.



TRIFLEX FUND, INC. ("TRIFLEX FUND")



OBJECTIVE: The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. It invests in various types of fixed income (debt) and equity securities.



INVESTOR SUITABILITY PROFILE: The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



MANAGEMENT: Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager and distributor of mutual funds since 1966. See "THE FUNDS AND THEIR MANAGEMENT" for additional information.



PURCHASING SHARES: This Prospectus offers Class J shares of the Funds through certain financial intermediaries (such as broker-dealers, investment advisers, and mutual fund "marketplaces") that have distribution agreements with SM&R. Class J shares are offered at their respective net asset values, without the imposition of any sales charge on their purchase or redemption. As a result, 100% of your purchase is immediately invested. Class J shares are subject to a distribution ("12b-1") fee deducted from assets. Other classes of shares are offered through separate prospectuses and have different sales charges and 12b-1 fee structures, as described in "MULTIPLE CLASS STRUCTURE." The classes of the Funds are referred to collectively as "Classes" and each as a "Class."



MINIMUM PURCHASE: $100 minimum initial investment and $20 minimum for each subsequent investment as described under "Special Purchase Plans."



REDEMPTIONS:  Procedures may be found under "HOW TO REDEEM."



EXCHANGES: In general, you can exchange shares of a Fund for shares of another fund in the SM&R Family of Funds (as defined herein) without the payment of an exchange fee, subject to certain conditions. For information on exchanging shares, see "Exchange Privilege" within the "SPECIAL PURCHASE PLANS AND SERVICES" section.



DERIVATIVE INVESTMENTS: The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO's) from time to time. An explanation of CMO's can be found in the Funds' Statement of Additional Information.



RISKS: Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. AS A RESULT OF THESE AND OTHER RISKS, THE VALUE OF THE SHARES OWNED MAY BE HIGHER OR LOWER THAN THEIR COST.



PORTFOLIO TURNOVER RATES: Each Fund's portfolio turnover rates for the last five years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnover rates are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in the Funds' Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------


The purpose of the following table is to assist you in understanding the various costs and expenses that an investor will bear directly or indirectly. You should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's investment in Class J shares of any of the Funds listed. It is being provided to assist you in gaining a more complete understanding of fees, charges, and expenses which are discussed in greater detail in the appropriate sections of this Prospectus. See "HOW TO PURCHASE SHARES" in this Prospectus. The example is also intended to provide a means to compare expense levels of Funds and Classes with different fee structures over varying investment periods.



  THERE ARE NO SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS J SHARES OF THE FUNDS, OTHER THAN AN $8.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION.



ANNUAL FUND OPERATING EXPENSES


(As a Percentage of Average Net Assets Before Fee Waivers and Expense
  Reimbursements)



  The "Management Fee," "Other Expenses," and "Total Annual Fund Operating Expenses" shown below for the Funds are for the year ended December 31, 1997.



                                                             Growth Fund       Income Fund      Triflex Fund
                                                           ---------------  -----------------  ---------------
                                                               Class J           Class J           Class J

Management Fee                                                     0.60%             0.69%             0.65%

Distribution and/or Service (12b-1) Fee                            0.75%             0.75%             0.75%

Other Expenses(1)                                                  0.36%             0.36%             0.61%

Total Annual Fund Operating Expenses(2)                            1.71%             1.80%             2.01%


Notes to the Table of Fees and Expenses


(1) "Other Expenses" include the Administrative Service Fee. Because Class J shares were not available prior to the date of this Prospectus, "Other Expenses" for Class J shares were based on the expenses and average net assets of the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997.



(2) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by SM&R for the Funds during the fiscal year ended December 31, 1997. Pursuant to the Administrative Service Agreement, SM&R has agreed to pay (or to reimburse) each Fund for regular operating expenses (including the advisory fee and administrative fee, but not including the 12b-1 fee or Class-specific expenses) in excess of 1.25% per year of such Fund's average daily net assets. During the fiscal year ended December 31, 1997, SM&R waived management fees of 0.10% for the Triflex Fund.


EXAMPLE OF EXPENSES

  These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.



  These Examples assume that you invest $10,000 in Class J shares of each Fund for the time periods indicated. These Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than shown.



  You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:



                                                       One Year    Three Years  Five Years    Ten Years

Growth Fund (Class J)                                  $            $            $            $

Income Fund (Class J)                                  $            $            $            $

Triflex Fund (Class J)                                 $            $            $            $



  Because there are no sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did not redeem your shares.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH FUND, INC.


  The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single Growth Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Growth Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Growth Fund. If multiple classes of shares of the Growth Fund had been in existence during the past five years, the financial performance of Class J shares of the Growth Fund would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.



                                             Six Month
                                           Period Ended
                                             June 30,                       Year Ended December 31,
                                          ---------------    ------------------------------------------------------
                                               1998            1997        1996       1995       1994       1993
                                          ---------------    ---------   ---------  ---------  ---------  ---------
Net Asset Value,
Beginning of Period                                          $    4.95   $    4.39  $    3.83  $    4.15  $    4.51
Income From Investment Operations
  Net Investment Income                                           0.06        0.05       0.08       0.06       0.06
  Net Realized and Unrealized Gain
  (Loss) on Securities                                            1.03        0.73       0.88       0.15       0.31
                                                 -----       ---------   ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                  1.09        0.78       0.96       0.21       0.37
  Less Distributions
  Dividends from Net Investment Income                           (0.06)      (0.05)     (0.08)     (0.06)     (0.06)
  Distributions from Capital Gains                               (0.74)      (0.17)     (0.32)     (0.47)     (0.67)
                                                 -----       ---------   ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                              (0.80)      (0.22)     (0.40)     (0.53)     (0.73)
                                                 -----       ---------   ---------  ---------  ---------  ---------
Net Asset Value,
End of Period                                                $    5.24   $    4.95  $    4.39  $    3.83  $    4.15
                                                 -----       ---------   ---------  ---------  ---------  ---------
                                                 -----       ---------   ---------  ---------  ---------  ---------
TOTAL RETURN                                          %(1)       22.24%      17.64%     25.20%      4.98%      8.17%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
omitted)                                                      $178,344    $152,758   $134,821   $113,250   $113,135
Ratio of Expenses to Average Net Assets                  (2)       .96        1.15       0.98       0.97       1.00
Ratio of Net Income to Average Net
Assets                                                   (2)      1.03        1.02       1.67       1.46       1.31
Portfolio Turnover Rate                                          46.79       18.72      37.00      46.26      59.67
Average Commission Rate Paid Per Share                          $.0700      $.0700         --         --         --



(1) Returns are not annualized.



(2) Ratios are annualized.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME FUND, INC.



  The following financial highlights table is intended to help you understand the Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Income Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Income Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Income Fund. If multiple classes of shares of the Income Fund had been in existence during the past five years, the financial performance of Class J shares of the Income Fund would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.



                                                     Six Month
                                                   Period Ended
                                                     June 30,                        Year Ended December 31,
                                                   -------------      ------------------------------------------------------
                                                       1998             1997        1996       1995       1994       1993
                                                   -------------      ---------   ---------  ---------  ---------  ---------
Net Asset Value,
Beginning of Period                                                   $   25.05   $   22.59  $   18.90  $   21.66  $   22.09
Income From Investment Operations
  Net Investment Income                                                    0.63        0.58       0.62       0.62       0.56
  Net Realized and Unrealized Gain (Loss) on
  Securities                                                               4.96        3.10       4.82      (0.75)      1.75
                                                   -------------      ---------   ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                           5.59        3.68       5.44      (0.13)      2.31
Less Distributions
  Dividends from Net Investment Income                                    (0.64)      (0.58)     (0.63)     (0.61)     (0.60)
  Distributions from Capital Gains                                        (3.01)      (0.64)     (1.12)     (2.02)     (2.14)
                                                   -------------      ---------   ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                                       (3.65)      (1.22)     (1.75)     (2.63)     (2.74)
                                                   -------------      ---------   ---------  ---------  ---------  ---------
Net Asset Value,
End of period                                                         $   26.99   $   25.05  $   22.59  $   18.90  $   21.66
                                                   -------------      ---------   ---------  ---------  ---------  ---------
                                                   -------------      ---------   ---------  ---------  ---------  ---------
TOTAL RETURN                                                  %(1)        22.72%      16.46%     29.12%     (0.61)%     10.63%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)                              $198,687    $165,786   $141,058   $114,231   $119,956
Ratio of Expenses to Average Net Assets                         (2)        1.05        1.10       1.12       1.12       1.17
Ratio of Net Income to Average Net Assets                       (2)        2.28        2.42       2.89       2.86       2.51
Portfolio Turnover Rate                                                   39.14       27.07      44.00      52.46      70.71
Average Commission Rate Paid Per Share                                   $.0700      $.0700         --         --         --



(1) Returns are not annualized.



(2) Ratios are annualized.

                    FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.


  The following financial highlights table is intended to help you understand the Triflex Fund's financial performance for the past five years. Certain information reflects financial results for a single Triflex Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Triflex Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Triflex Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Triflex Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Triflex Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Triflex Fund. If multiple classes of shares of the Triflex Fund had been in existence during the past five years, the financial performance of Class J shares of the Triflex Fund would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.



                                                     Six Month
                                                   Period Ended
                                                     June 30,                        Year Ended December 31,
                                                   -------------      ------------------------------------------------------
                                                       1998             1997        1996       1995       1994       1993
                                                   -------------      ---------   ---------  ---------  ---------  ---------
Net Asset Value,
Beginning of Period                                                   $   17.90   $   16.85  $   14.32  $   15.35  $   15.81
Income From Investment Operations
  Net Investment Income                                                    0.57        0.49       0.49       0.45       0.41
  Net Realized and Unrealized Gain (Loss) on
  Securities                                                               2.50        1.48       2.67      (0.22)      0.58
                                                   -------------      ---------   ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                           3.07        1.97       3.16       0.23       0.99
Less Distributions
  Dividends from Net Investment Income                                    (0.59)      (0.49)     (0.49)     (0.45)     (0.41)
  Distributions from Capital Gains                                        (2.06)      (0.43)     (0.14)     (0.81)     (1.04)
                                                   -------------      ---------   ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                                       (2.65)      (0.92)     (0.63)     (1.26)     (1.45)
                                                   -------------      ---------   ---------  ---------  ---------  ---------
Net Asset Value,
End of Period                                                         $   18.32   $   17.90  $   16.85  $   14.32  $   15.35
                                                   -------------      ---------   ---------  ---------  ---------  ---------
                                                   -------------      ---------   ---------  ---------  ---------  ---------
TOTAL RETURN                                                  %(1)        17.46%      11.86%     22.29%      1.49%      6.31%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)                               $25,838     $23,188    $21,757    $19,023    $20,469
Ratio of Expenses to Average Net Assets(3)                      (2)        1.26        1.21       1.26       1.25       1.32
Ratio of Net Income to Average Net Assets                       (2)        3.02        2.83       2.99       2.91       2.49
Portfolio Turnover Rate                                                   27.52       23.78      16.39      46.95      70.98
Average Commission Rate Paid Per Share                                $   .0700   $   .0700         --         --         --



(1) Returns are not annualized.



(2) Ratios are annualized.



(3) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.36%, 1.34%, 1.46%, 1.45%, and 1.39% for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, respectively.

INVESTMENT OBJECTIVES AND POLICIES



  Each of the Funds have different investment objectives which it pursues through the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of a Fund without shareholder approval. Each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in the Funds' Statement of Additional Information.



AMERICAN NATIONAL GROWTH FUND, INC.



  The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation. The Growth Fund is designed for investors who want to build capital over time to meet long-range goals.



  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.



  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities"). Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements which are discussed under "Other Investment Strategies."



AMERICAN NATIONAL INCOME FUND, INC.



  The Income Fund seeks current income with a secondary objective of long-term capital appreciation. The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for growth and reducing their exposure to the volatility of the market.



  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.



  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.

  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.



TRIFLEX FUND, INC.



  The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of at least three
(3) years, and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Triflex Fund's objectives.



  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.



  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.



  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



OTHER INVESTMENT STRATEGIES



  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.



COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Funds will not invest in variable amount master demand notes.



REPURCHASE AGREEMENTS. Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.



CERTIFICATE OF DEPOSIT. A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.



  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.



AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.



  These strategies and other investment restrictions are more fully discussed in the Funds' Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES."



THE FUNDS AND THEIR MANAGEMENT



  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (i.e., mutual funds).



  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.



  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust for which the Moody National Bank acts as trustee, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas; American National Investment Accounts, Inc., an investment company used to fund benefits under variable contracts issued by American National; SM&R Investments, Inc., an investment company consisting of four investment portfolios (SM&R Investments, Inc. and the American National Funds Group are collectively referred to in this Prospectus as the "SM&R Family of Funds"); and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.



  As of September       , 1998, SM&R and its parent, American National Insurance
Company, owned [      %] and [      %], respectively of the outstanding shares
of the Growth Fund; [      %] and [      ]%, respectively of the Income Fund;
[      %] and [      %], respectively of the Triflex Fund. American National and
SM&R reserve the right to vote these shares as they deem appropriate.



  The following persons are affiliated with SM&R and the Funds as officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.



PORTFOLIO MANAGEMENT



  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.



  GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Dixon joined

Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.



  WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE TRIFLEX FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Berger joined Securities Management and Research, Inc. in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.



ADVISORY AGREEMENTS



GROWTH FUND. Under the Growth Fund's Investment Advisory Agreement, dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's     Basic Advisory
 Average Daily Net Assets        Fee Annual Rate
Not exceeding $100,000,000              0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000             0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000             0.500%
Exceeding $300,000,000                  0.400%



  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.



  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:


  Performance Compared To         Performance
        Lipper Index           Adjustment Amount
0.10% to 0.99% above                  +0.02%
1.00% to 1.99% above                  +0.04%
2.00% to 2.99% above                  +0.06%
3.00% to 3.99% above                  +0.08%
4.00% to 4.99% above                  +0.10%
5.00% to 5.99% above                  +0.12%
6.00% to 6.99% above                  +0.14%
7.00% to 7.99% above                  +0.16%
8.00% to 8.99% above                  +0.18%
9.00% and above                       +0.20%

  Performance Compared To         Performance
        Lipper Index           Adjustment Amount
0.10% to 0.99% below                  -0.02%
1.00% to 1.99% below                  -0.04%
2.00% to 2.99% below                  -0.06%
3.00% to 3.99% below                  -0.08%
4.00% to 4.99% below                  -0.10%
5.00% to 5.99% below                  -0.12%
6.00% to 6.99% below                  -0.14%
7.00% to 7.99% below                  -0.16%
8.00% to 8.99% below                  -0.18%
9.00% and below                       -0.20%

  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings



INCOME FUND AND TRIFLEX FUND. Under the Income and Triflex Funds' Investment Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's    Basic Advisory
   Average Daily Net Assets    Fee Annual Rate

Not exceeding $100,000,000          0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000         0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000         0.500%
Exceeding $300,000,000              0.400%



  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented .60%, .69%, and .75%, respectively, of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are .96%, 1.05%, and 1.26%, respectively.



  The fees payable under each Fund's Investment Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.



  Consistent with the Conduct Rules (formerly the Rules of Fair Practice) of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.



ADMINISTRATIVE SERVICE AGREEMENTS



  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:



                                Administrative
On the Portion of the Fund's       Service
 Average Daily Net Assets      Fee Annual Rate
Not exceeding $100,000,000          0.25%
Exceeding $100,000,000 but
 not exceeding $200,000,000         0.20%
Exceeding $200,000,000 but
 not exceeding $300,000,000         0.15%
Exceeding $300,000,000              0.10%



  SM&R received total administrative service fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented
[      ]%, [      ]%, and [      ]%, respectively, of each Fund's average daily
net assets.



  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's regular operating expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of "12b-1 fees," Class-specific expenses, interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. (See "Administrative Service Agreement" in the Funds' Statement of Additional Information for the fees paid by the Funds thereunder.)



DISTRIBUTION AND SHAREHOLDER SERVICING PLAN



  The Funds adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares of the Funds. The 12b-1 Plan provides that SM&R will provide distribution services to the Class J shares.



  For Class J shares, SM&R is entitled to receive a distribution ("12b-1") fee of 0.75%, computed as an annual percentage of the value of the average daily net assets of the Fund attributable to that Class. The distribution fee to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.



  The purpose of the distribution fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of Class J shares, for services that are primarily intended to result in or primarily attributable to the sale of Class J shares ("Selling Services"). "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in Class J; and distributing Class J shares. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the Class J shares. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the Class J shares, and may make payments to financial intermediaries that sell Class J shares.



HOW TO PURCHASE SHARES



  You may purchase shares offered in this Prospectus through certain financial intermediaries (such as broker-dealers, investment advisers, and mutual fund "marketplaces") that have distribution agreements with SM&R. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus. SM&R will send you a monthly confirmation for any month in which your account is active. You should carefully review the monthly confirmation and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:



    Securities Management and Research, Inc.,
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550



  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.



  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen or destroyed certificate.



OPENING AN ACCOUNT



  A fully completed account application (the "Account Application") must be submitted to open an account. The Account Application must include the purchaser suitability form (the "Suitability Form"). If you would like to take advantage of the electronic services available, please complete the Special Investor Services section of the Account Application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Keep in mind when opening an account that transactions by telephone between different accounts will only be permitted if the accounts are registered in the identical name.



PURCHASE AMOUNTS



  The minimum initial purchase amount for Class J shares of each Fund is $100 and $20 for subsequent purchases (except certain systematic investment programs, see "SPECIAL PURCHASE PLANS AND SERVICES" for additional information on reduction of the minimums). The Funds reserve the right to reject any purchase. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed.



SUBSEQUENT PURCHASES BY MAIL



  Make your check(s) payable to SM&R and send the check(s) to the address indicated above. You must indicate your name, account number, and the Class and Fund being purchased. You may use the remittance slip attached to the confirmation statement.



PURCHASES BY WIRE



  To ensure proper crediting of a wire investment, you must have an executed Account Application

(including the Special Investor Services section) and Suitability Form on file with the transfer agent. You may then wire your investment by providing the following instructions to your bank:



    The Moody National Bank of Galveston
    ABA #113100091
    Securities Management and Research, Inc.
    #035 868 9
    Name of Class and Fund (E.G., Class J of the Growth Fund)
    Fund Account Number (number appears on your confirmation statement) Investor's Name (E.G., Mary Smith, IRA)



If wires are received after 3:00 p.m. Central Time or during a Bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.



PURCHASES BY EXCHANGE



  Call Investor Services if you have established telephone exchange privileges on your account. See "SPECIAL PLANS AND SERVICES-Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "SPECIAL PLANS AND SERVICES."



  IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.



WHEN ARE PURCHASES EFFECTIVE?



  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.



  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.



  SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.



DETERMINATION OF OFFERING PRICE



  The offering price of Class J shares of each Fund is equal to the net asset value of such shares. Net asset value per share is determined by dividing the market value of the securities owned by Class J of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares outstanding of Class J. Net asset value is currently determined as of 3:00 p.m. Central Time on each business day. Although the legal rights of the Classes of shares of the Funds are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.



  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Funds' Statement of Additional Information.



MULTIPLE CLASS STRUCTURE



  Class J shares of the Funds are offered in this Prospectus to individuals through certain financial intermediaries (such as broker-dealers, investment advisers, and mutual fund "marketplaces") that have distribution agreements with SM&R. Five other Classes of shares are available through separate prospectuses. Each Class represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and charges. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class, if any.



  The Funds have five other Classes: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class Y "institutional" shares; and (5) Class T shares sold only to investors that
became shareholders of the Funds prior to September       , 1998 and certain
designated persons. Class A, Class B, Class C, Class Y, and Class T shares are subject to different sales charges and other expenses and, accordingly, will have expense ratios and performance that differs from those of Class J shares. You are encouraged to consider all of the Funds' class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. For more information on the other Classes of shares or to request a prospectus for another Class, investors may contact Investor Services at (800) 231-4639.



FUND AND CLASS SPECIFIC EXPENSES



  Expenses that are directly attributable to a particular Class of shares ("Class Specific Expenses") will be borne solely by that Class. Class Specific Expenses include: (1) asset-based distribution fees and shareholder service fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class; (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class; (7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.



  Class Specific Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Funds' assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Fund.



  For additional information about the expenses of the Funds, see the Statement of Additional Information.



SPECIAL PURCHASE PLANS AND SERVICES



  The Funds offer services and plans that are designed to facilitate investment in the Funds. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.



ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your Fund account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House (ACH) network. To arrange for electronic transfers, complete the relevant section of the Account Application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan or credit union account. Passbook savings accounts are not eligible for the electronic transfer option. Additionally, your bank must be a member of the Automated Clearing House (ACH) network for you to take advantage of this service. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service.



TELEPHONE SERVICES. You can take advantage of this service by completing the appropriate sections of the Account Application when opening your account. Through this service, you will be able to purchase by ACH, redeem and exchange shares on those accounts for which you have an executed Account Application on file and have received verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service. Please note that the telephone redemption option is not available to retirement plans.



  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions. The caller will be required to know (i) the name of the Fund or Funds; (ii) all digits of the account number; (iii) the exact name and address used in the registration(s); and (iv) the Social Security or Employer Identification Number listed on the account(s). Additionally, all telephone transactions will be recorded for your protection.



  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).



AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated Fund(s) at the applicable offering price determined on the date of the electronic transfer.



GROUP SYSTEMATIC INVESTMENT PLAN. A group of 5 or more employees may initially invest a minimum of $100 ($20 per individual) in the Funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the Shareholder at any time upon sixty (60) days written notice.



WEALTH ACCUMULATION ACCOUNT. Shareholders having account balances of at least $2,500 in SM&R Investments, Inc.'s Money Market Fund (the "Money Market Fund") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of the other funds in the SM&R Family of Funds may be made by exchanges from the shareholder's Money Market Fund Wealth Accumulation Account. Purchases of the other funds must be at least $50 and, unless terminated by the shareholder, will continue as long as the balance of the Money Market Fund Wealth Accumulation Account is sufficient. Additional investments may be made to a Money Market Fund account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than ten
(10) business days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.



  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (I.E., signed by the owner(s) of record exactly as registered).



  Shareholders' rights to make additional investments, to exchange shares, and to redeem shares in the Money Market Fund and any of the funds in the SM&R Family of Funds, are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Money Market Fund accounts designated as a part of the Wealth Accumulation Account.



  Shareholders of SM&R Investments, Inc.'s Primary Fund (the "Primary Fund")
that opened a Primary Fund Wealth Accumulation Account prior to September   ,
1998 will be permitted to continue using the Account subject to the terms applicable to a Money Market Fund Wealth Accumulation Account, described above.



EXCHANGE PRIVILEGE. As an investor in a Fund, you are permitted to exchange shares that you own in a Fund with shares of another fund in the SM&R Family of Funds without the payment of an exchange fee, subject to certain conditions. Exchanges between a Fund and another fund in the SM&R Family of Funds are available only in states where the applicable funds are registered and the exchange may be legally made.



  You may exchange Class J shares of a Fund, without an exchange fee, for corresponding Class J shares of another fund in the SM&R Family of Funds. You also may exchange your Class J shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire. Finally, you may exchange Class J shares of a Fund for shares of another Class of that Fund, provided that you pay any difference in sales charges.



  You may acquire, through an exchange, shares of a Class with a contingent deferred sales charge ("CDSC"). If you redeem those shares, the relevant CDSC, if any, will be calculated from the date that you initially purchased the original shares, rather than from the date of exchange.



  Shares of any fund in the SM&R Family of Funds held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.



  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met: (a) the exchange must be made between accounts having identical registrations and addresses; (b) the shares of the fund of the SM&R Family of Funds acquired through exchange must be qualified for sale in the state in which you reside; (c) the dollar amount of the exchange must meet the minimum investment requirement applicable to the shares of the fund in the SM&R Family of Funds that you would acquire through the exchange;
(d) SM&R must have received full payment for the shares being exchanged; (e) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status); (f) any shares that you wish to exchange must have been held for at least ten (10) business days; (g) certificates representing shares, if any, are returned before such shares are exchanged; and
(h) you have received a prospectus for the shares you receive in the exchange.



  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. You should consult your tax advisor for the tax treatment and effect of exchanges.



EXCESSIVE TRADING. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise the Fund's expenses. We define "excessive trading" as exceeding one purchase and sale involving the same Fund within any 120-day period.



  For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions of the participating funds.



  There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.



RETIREMENT PLANS



  An account may be established in Individual Retirement Accounts (IRA), which includes Traditional, Roth, Education, and SIMPLE IRAs as well as Simplified Employee Pension Plans (SEP IRAs). Additional retirement plans include 403(b)(7)
(TSA) Custodial Accounts and corporate retirement plans. These plans allow you to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for the Funds is $100.
SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has any type of IRA, SEP or TSA accounts in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your registered representative. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.



DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES



  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").



  Dividends and capital gains distributions will be automatically reinvested at net asset value in additional shares unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the Funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.



  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.



INFORMATION COMMON TO THE FUNDS



  Each Fund is a separate entity for federal income tax purposes and each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Fund will be required to pay federal income taxes.



  In order to qualify as a regulated investment company, each Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.



  For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from any Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned the Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.



  Redemptions and exchanges of shares in each Fund are taxable events on which a shareholder may realize a gain or loss. Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.



  Each Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.



  Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from any Fund.



  Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements.



  At the end of each calendar year, the Funds will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local (as well as federal) tax laws to these distributions and redemption proceeds received from the Fund.



HOW TO REDEEM



  Class J shares will be redeemed at net asset value determined on the date the request is received in "Proper Form" as defined below. There is no charge for redemptions. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.



  If uncertain of the redemption requirements investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form. A wire fee in the amount of $8.00 will be charged to the investor for redemptions by wire under $5,000.



  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.



TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the Account Application and requested this option. This redemption feature can only be used if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the Account Application; (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the security procedures discussed under "SPECIAL PURCHASE PLANS AND SERVICES-Exchange Privilege" have been met; and (e) the proceeds of the redemption do not exceed $25,000.



SYSTEMATIC WITHDRAWAL PLAN. Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the Account Application and returning it to SM&R. See "SPECIAL PURCHASE PLANS AND SERVICES--Electronic Transfers" for additional information. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.



  For further information about the Systematic Withdrawal Plan, contact a registered representative.



  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.



"Proper Form" means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.



  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.



TEXAS OPTIONAL RETIREMENT PROGRAM. Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of the employee.



SIGNATURE GUARANTEES. This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds in the SM&R Family of Funds; or (4) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, such as when the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.



  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. IMPORTANT: Witnessing or notarization is not sufficient.



REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $100. If your account balance falls below $100 as a result of redeeming shares, you will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Board of Directors may, from time to time, change such required minimum investment.



RIGHTS RESERVED BY THE FUNDS. The Funds, acting through their transfer agent, reserve the right to waive or lower investment minimums; to accept initial purchases by telephone from a registered representative; to refuse any purchase order; to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction; to freeze an account and suspend account services when notice has been received of a dispute involving account owners or other parties or there is reason to believe a fraudulent transaction may occur; to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions not believed to be genuine.



OTHER INFORMATION CONCERNING THE FUNDS



YEAR 2000 RISKS. Many services provided to the Funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and their shareholders.



VOTING RIGHTS. Within the respective Funds, all shares have equal voting, participation and liquidation rights, but have no subscription, preemptive, conversion, or cumulative voting rights.



  On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.



SPECIAL PAYMENTS TO BROKER-DEALERS. Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.



  Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.



  For purchases of Class J shares, SM&R intends to pay its representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such representatives and broker-dealers is as follows for Class J shares of the
Growth, Income, and Triflex Funds, respectively: Year 1       [      ]%,
[      ]%, and [      ]%; Year 2       [      ]%, [      ]%, and [      ]%; and
Year 3 and subsequent years, [      ]% (for each Fund).



ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission. For further information, shareholders may also contact SM&R, whose address and phone number are set forth on the cover of this Prospectus.

--------------------------------------------------------------------------------

APPENDIX A
PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

AMERICAN NATIONAL GROWTH FUND

  Looking back at 1997, U.S. economic characteristics reflected steady growth, declining inflation, a decrease in the budget deficit, large increases in business profits, employment and real incomes, and a continuation of unprecedented stock market gains. Further, interest rates declined over the past year as markets realized that with a backdrop of an appreciating dollar, global deflationary tendencies, and excess liquidity via declining inflation, the Federal Reserve would have no compelling reasons to alter monetary policy.


  The S&P 500 ended 1997 registering its third consecutive year of +20% gains. This ended the best calendar-three-year run since Standard and Poor's began tracking indices in 1923. In addition, this was the first time since 1926 that the S&P 500 produced better than 20% returns in three consecutive calendar years. The year 1997 also featured a market of increased volatility. For 1997, the S&P 500 closed more than 1% higher or lower than the previous day on 34% of the trading days. In comparison, the average for the period 1990-1996 was less than half that, at 14.5% of the trading days. For the fourth year in a row, large capitalization stocks were the best performing size category. The S&P 500 broke 43 new record high marks during 1997, but not without a few bruises. The 9.6% decline between February 18 and April 11 stopped just short of the 10% mark, which is traditionally the benchmark cited to declare a true market correction. The 10% mark was crested, however, as stocks fell 10.8% between October 7-27.


  The Dow Jones World Index, which excludes the U.S. market, lost 3.0% during the year, although performance was widely varied. Within the index, Asia/Pacific declined 29.1% whereas Europe/Africa gained 19.9%. Also during the year, the Merrill Lynch Domestic Bond Index rose 9.4%. Within this index, performance varied from convertible bonds returning 16.1% to asset-backed securities returning 7.2%. Money market returns were widely varied as well. The U.S. money markets returned 5.1% whereas the foreign money markets fell 5.5%, reflecting strength in the U.S. dollar.

  Looking forward into the remainder of 1998, we believe the U.S. economy will continue to grow, albeit at a reduced rate of approximately 2.0-3.0%. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, could provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.

  The Growth Fund seeks to identify stocks of superior companies utilizing two valuation disciplines. These disciplines screen potential investments for both cash flow and earnings with the goal of selecting companies suitable for long term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide what we believe is a conservative and defensive group of stocks from which to select for inclusion in the fund.


  Within the Growth Fund, we noted particular strength from our holdings in the financial, consumer cyclical and technology sectors. For 1997, our overweighting of technology relative to the market also helped our relative performance. For investors who owned shares for the whole year 1997, the Growth Fund produced a total return of 22.3%, excluding sales charge (see graph for complete performance history). The Growth Fund's growth attributes are achieved by investing primarily in large-capitalization growth companies. The Growth Fund makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.


  We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our Fund.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL GROWTH FUND, INC. AND S&P 500

  [LINE GRAPH TO BE INSERTED HERE]


                                [CHART]

American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value, and considers the effect of the Growth Fund's 5.75% maximum sales charge. All performance figures are as-of December 31 for the applicable year. The Growth Fund's fiscal year end was as of October 31 for 1988-1989.

              ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 OF
                      AMERICAN NATIONAL GROWTH FUND, INC.

  [LINE GRAPH TO BE INSERTED HERE]

                                 [CHART]

SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------
                            1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
----------------------------------------------------------------------------------------------------------------------------
Investment income
dividends paid and
reinvested during year     $   226   $   308   $   260   $   176   $   253   $   216   $   255   $   360   $   247   $   320
Capital gains
distributions reinvested
during year                    700     1,794       259       847     1,165     2,404     1,972     1,552       865     4,027
Value of investment at
year end assuming
reinvestment of
investment income
dividends and capital
gains distributions          9,992    12,422    12,057    16,515    16,102    17,417    18,284    22,892    26,931    32,921
Value of investment at
year end assuming
investment income
dividends taken in cash    $ 9,767   $11,832   $11,243   $15,219   $14,596   $15,583   $16,126   $19,858   $23,136   $27,995
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------
Income Return                 2.26%     3.08%     2.10%     1.46%     1.53%     1.35%     1.47%     1.97%     1.08%     1.19%
Appreciation                 -2.34%    21.25%    -5.04%    35.52%    -4.03%     6.82%     3.51%    23.23%    16.56%    21.05%
                           -------------------------------------------------------------------------------------------------
Total Return                 -0.08%    24.33%    -2.94%    36.98%    -2.50%     8.17%     4.98%    25.20%    17.64%    22.24%
                           -------------------------------------------------------------------------------------------------
                           -------------------------------------------------------------------------------------------------
Sales Charge                  5.75%
Total Return
*(excluding sales charge)     6.00%


  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1988-1989.


                                                                      SUMMARY
                                                 Original Investment...................    $10,000
                                                 Dividends Paid and Reinvested.........     $2,621
                                                 Capital Gains Paid and Reinvested.....    $15,585
                                                 Appreciation (Unrealized Capital
                                                 Gains)................................     $4,715
                                                 Total Value...........................    $32,921

AMERICAN NATIONAL INCOME FUND


  The Income Fund turned in a solid performance in 1997, producing a total return of 22.7%, excluding sales charge (see graph for complete performance history). Throughout the year, the Income Fund exceeded its target of maintaining a dividend yield at least 50% greater than that of the Standard & Poor's 500 stock market index. The current dividend yield of the equities comprising the portfolio stands at 2.7%, a full 70% greater than the S&P 500's 1.5% yield.



  Throughout 1997, the Income Fund benefited from its overweighted positions in the strong performing finance and consumer cyclical sectors. Within the finance sector, the Income Fund's holdings include banks like Nationsbank, Norwest, and Comerica; financial services companies like Beneficial, Morgan Stanley Dean Witter, and Reliance Group holdings; and a carefully selected group of real estate investment trusts (REITs) such as Centerpoint Properties, Crescent, Health & Retirement Properties. On average, these holdings produced returns of about 40% for the year. Moreover, the Income Fund was overweighted in this strong performing sector relative to the broad market benchmarks.



  We also noted particular strength in the consumer cyclicals sector, which includes such industries as apparel, autos, printing, and retail. For the year, the Income Fund's holdings in this sector produced an average return of 37%, outperforming this strong sector's performance within the broad market. In addition, the Income Fund benefited from above-market performance from our healthcare selections, which appreciated 47% on average versus 35% for the sector in the S&P 500. Of our holdings, the best performance was posted by pharmaceuticals maker Schering-Plough which rose 92% for the year and drug distributor Bergen Brunswig, up 83% during 1997.


  Weakness for the Income Fund originated in the capital goods and energy sectors. In the case of capital goods, most of the weakness came from companies like engineering and construction companies Fluor and Foster Wheeler, both of which have above average exposure to emerging markets in Southeast Asia. In the energy sector, where generous dividend yields are available from many high quality companies, the falling price of oil hurt earnings, especially in the fourth quarter. We are still confident in our international integrated companies like Exxon, Chevron, and Texaco as well as our domestic companies like Amoco, Kerr-McGee and Murphy Oil.

  As mentioned elsewhere in this report, we expect the U.S. economy to continue its moderate growth in 1998, albeit at a somewhat reduced rate. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, should provide an ideal climate for fixed income securities as well as financial and consumer dependant securities.

  Within this slow growth economy, we will seek our style specific goals by identifying, based on our conservative and defensive valuation disciplines, what we consider to be stocks of superior companies. We will continue our quest for undervalued companies undergoing positive changes in fundamentals, and we will sell those issues which have hit their price targets or whose fundamentals do not warrant inclusion within the conservatively run Income Fund. This process has served the Income Fund well in the past.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  AMERICAN NATIONAL INCOME FUND, INC., S&P 500


  [LINE GRAPH TO BE INSERTED HERE]



American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Income Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Income Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   374  $   476  $   543  $   447  $   404  $   488  $   559  $   664  $   654  $   757
Capital gains distributions reinvested
during year                                 1,111      992       49      928      811    1,768    1,884    1,183      730    3,611
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,372   13,289   13,389   17,280   17,852   19,749   19,628   25,343   29,516   36,223
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,997  $12,313  $11,891  $14,908  $15,040  $16,208  $15,654  $19,642  $22,342  $26,805
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                3.74%    4.59%    4.08%    3.34%    2.34%    2.73%    2.83%    3.38%    2.58%    2.57%
Appreciation                                -0.02%   23.53%   -3.33%   25.72%    0.98%    7.90%   -3.44%   25.74%   13.88%   20.15%
                                          ----------------------------------------------------------------------------------------
Total Return                                 3.72%   28.12%    0.75%   29.06%    3.32%   10.63%   -0.61%   29.12%   16.46%   22.72%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   10.07%


  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,366
                                                Capital Gains Paid and Reinvested.......$13,067
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$7,790
                                                Total Value.............................$36,223

TRIFLEX FUND


  The Triflex Fund (the "Fund" or "Fund's") is the lowest risk equity-dominated portfolio in the American National Funds Group. Throughout 1997, the Fund's conservative blend of about 55% stocks, 40% bonds and 5% cash has served the Fund well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of about 25% while the bond portion of the Fund returned about 11%. Combined, the Fund produced a total return of 17.5% for the year, excluding sales charge (see graph for complete performance history).



  Within the Fund, we took advantage of high real interest rates (after adjusting for inflation) to extend maturities and add exposure to the fixed income portion of the Fund. We shifted about 6% of the Fund's assets from equities and cash, and moved it into bonds during April, as the yield on the 30-year Treasury bond pushed above 7%. In retrospect, our timing was quite fortuitous, as interest rates dropped over one percentage point by year-end, with the 30-year bond yield closing 1997 at 5.9%.


  Within the equity portion of the Triflex Fund, we utilize the same conservative and defensive stock selection disciplines used in the American National Income and Growth Funds. The key is identifying what we consider to be stocks of superior companies and purchasing them at discounted valuations. During 1997, we noted particular strength from our equity holdings in the financial, consumer staples, and technology sectors. In all three sectors, our holdings produced returns in excess of 30%, outperforming the respective sectors in the S&P 500 for the year.


  We weren't so fortunate with our capital goods and energy holding, however, as both sectors underperformed both on an absolute basis and relative to their respective S&P sectors. Within capital goods, we saw weakness in companies like Fluor and Foster Wheeler, whose businesses are closely tied to large infrastructure projects in the emerging markets in Southeast Asia. In the energy sector, falling oil prices caused the shares of most companies to fall in sympathy. We are examining our holdings in both of these sectors to determine whether changes should be made going forward.


  On balance, Triflex Fund investors were rewarded by their investment in the Fund in 1997, with a third consecutive year of double-digit returns. Although the Fund has not produced the spectacular returns witnessed by some funds over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market, while firmly believing that the Fund is well positioned should markets turn downward.


  We appreciate your investment in the Triflex Fund and will continue to do all we can to reward our shareholders' confidence and trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX


  [LINE GRAPH TO BE INSERTED HERE]



Triflex Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Triflex Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Triflex Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   555  $   621  $   579  $   538  $   328  $   403  $   489  $   572  $   598  $   760
Capital gains distributions reinvested
during year                                   225      702       68      492      484    1,027      876      166      533    2,673
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,406   11,827   11,990   14,931   15,379   16,350   16,593   20,293   22,701   26,663
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,850  $10,595  $10,212  $12,224  $12,309  $12,755  $12,566  $14,911  $16,222  $18,490
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                5.54%    5.97%    4.90%    4.49%    2.20%    2.62%    2.99%    3.44%    2.95%    3.35%
Appreciation                                -0.94%    7.69%   -3.53%   20.04%    0.80%    3.69%   -1.50%   18.85%    8.91%   14.11%
                                          ----------------------------------------------------------------------------------------
Total Return                                 4.60%   13.66%    1.37%   24.53%    3.00%    6.31%    1.49%   22.29%   11.86%   17.46%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   10.38%


  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,443
                                                Capital Gains Paid and Reinvested........$7,246
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$3,974
                                                Total Value.............................$26,663

--------------------------------------------------------------------------------


APPENDIX B



(Description of Ratings Used in Prospectus)

--------------------------------------------------------------------------------


BOND RATINGS



  Description of Standard & Poor's Corporation's bond rating:



AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB", "B", "CCC", "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will like have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, if faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.




  Description of Moody's Investor's Service, Inc.'s bond ratings:


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



PREFERRED STOCK RATING.



  Description of Standard & Poor's Corporation's preferred stock rating:



B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:



b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS



  As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                         AMERICAN NATIONAL FUNDS GROUP
                      AMERICAN NATIONAL GROWTH FUND, INC.
                      AMERICAN NATIONAL INCOME FUND, INC.
                               TRIFLEX FUND, INC.
                             SEPTEMBER       , 1998



  No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or the Funds' Statement of Additional Information referred to above) and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



  A Statement of Additional Information dated September       , 1998 containing
additional information about the Funds was filed with the Securities and Exchange Commission and are incorporated herein by reference. Additional information about the Funds' investments also is available in the Funds' annual and semi-annual reports to shareholders.



  The Funds' Statement of Additional Information, annual report, and semi-annual reports are available, without charge, upon request. You may make shareholder inquiries, request further information about the Funds, or obtain copies of the Statement of Additional Information, annual reports, and semi-annual reports, by writing Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550, or by calling (Toll Free) 1-800-231-4639 or (Collect)
1-409-      .



  Information about the Funds may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov, and you may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.



                                                                       811-00623
                                                                       811-01916
                                                                       811-02818

   [LOGO]
P  R  O  S  P  E  C  T  U  S


                                    CLASS T
                    (EXISTING OWNERS AND SPECIAL PURCHASERS)


AMERICAN NATIONAL FUNDS GROUP

ONE MOODY PLAZA, GALVESTON, TEXAS 77550


TELEPHONE NUMBER: (409)         - TOLL FREE: 1 (800) 231-4639


SEPTEMBER 15, 1998


                             AMERICAN NATIONAL GROWTH FUND, INC.
                             AMERICAN NATIONAL INCOME FUND, INC.

                             TRIFLEX FUND, INC.


                                    OFFICERS
                    Michael W. McCroskey, President and CEO
                Brenda T. Koelemay, Vice President and Treasurer
                        Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary


INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDITORS
Securities Management and Research, Inc.                                                            Tait, Weller & Baker
One Moody Plaza                                                                                            8 Penn Center
Galveston, Texas 77550                                                                  Philadelphia, Pennsylvania 19103
CUSTODIAN                                                                                          TRANSFER AND DIVIDEND
Securities Management and Research, Inc.                                                                    PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550



   This Prospectus offers shares in three equity mutual funds underwritten and managed by Securities Management and Research, Inc.: (1) American National Growth Fund, Inc. ("Growth Fund"), which seeks long-term growth; (2) American National Income Fund, Inc. ("Income Fund"), which seeks current income with appreciation secondary; and (3) Triflex Fund, Inc. ("Triflex Fund"), a balanced fund seeking conservation of principal, current income, and long-term capital appreciation (each, a "Fund"; collectively, the "Funds" or the "American National Funds Group"). These shares are offered only to investors that became
shareholders of the Funds prior to September       , 1998 and to certain
designated persons. The Funds also offer other share classes with different sales charge and distribution and service fee structures. Please read this Prospectus carefully before making an investment and keep it for future reference. There is no assurance that any Fund will achieve its objective.


   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                       PAGE
                                                    -----------
THE FUNDS AT A GLANCE.............................           3
TABLE OF FEES AND EXPENSES........................           4
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH
 FUND, INC........................................           6
FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME
 FUND, INC........................................           7
FINANCIAL HIGHLIGHTS--TRIFLEX
 FUND, INC........................................           8
INVESTMENT OBJECTIVES AND POLICIES................           9
THE FUNDS AND THEIR MANAGEMENT....................          12
HOW TO PURCHASE SHARES............................          15
WHO CAN PURCHASE CLASS T SHARES?..................          16
WHEN ARE PURCHASES EFFECTIVE......................          17

                                                       PAGE
                                                    -----------

DETERMINATION OF OFFERING PRICE...................          18
MULTIPLE CLASS STRUCTURE..........................          18
SPECIAL PURCHASE PLANS AND SERVICES...............          20
RETIREMENT PLANS..................................          23
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES........          23
HOW TO REDEEM.....................................          24
OTHER INFORMATION CONCERNING THE FUNDS............          26
APPENDIX A........................................         A-1
APPENDIX B........................................         B-1

THE FUNDS AT A GLANCE

  Each Fund is a "mutual fund" that continuously sells and redeems its shares of common stock at the current per share offering price. The investment objective and investor suitability profile of each Fund are summarized below.



AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")



OBJECTIVE: The Growth Fund seeks long-term capital growth by investing its assets in securities (primarily common stocks) that provide an opportunity for capital appreciation.



INVESTOR SUITABILITY PROFILE: The Growth Fund is designed for investors who want to build capital to meet long-range goals.



AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")



OBJECTIVE: The Income Fund seeks current income with a secondary objective of long-term capital appreciation. It invests in common stock, preferred stocks, and debt securities.



INVESTOR SUITABILITY PROFILE: The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for attractive growth and reducing their exposure to the volatility of the market.



TRIFLEX FUND, INC. ("TRIFLEX FUND")



OBJECTIVE: The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. It invests in various types of fixed income (debt) and equity securities.



INVESTOR SUITABILITY PROFILE: The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



MANAGEMENT: Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager and distributor of mutual funds since 1966. See "THE FUNDS AND THEIR MANAGEMENT" for additional information.



PURCHASING SHARES: Class T shares are available at net asset value plus a sales charge of up to 5.75% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. For investments of $500,000 or more, you do not pay any initial sales charge. This initial sales charge may be waived for certain designated investors, as described in "MULTIPLE CLASS STRUCTURE-Waiver of Initial Sales Charge for Special Purchasers." Class T shares do not impose any distribution and service ("12b-1") fees.



  Class T shares are available to investors that became shareholders of the
Company prior to September   , 1998 and to certain designated persons listed in
"WHO CAN PURCHASE CLASS T SHARES?" Other classes of shares are offered through separate prospectuses and have different sales charges and 12b-1 fee structures, as described in "MULTIPLE CLASS STRUCTURE." The classes of the Funds are referred to collectively as "Classes" and each as a "Class."



MINIMUM PURCHASE: $100 minimum initial investment and $20 minimum for each subsequent investment as described under "Special Purchase Plans."



REDEMPTIONS:  Procedures may be found under "HOW TO REDEEM."



EXCHANGES: In general, shareholders can exchange shares of a Fund for shares of another fund in the SM&R Family of Funds (as defined herein) without the payment of an exchange fee, subject to certain conditions. For information on exchanging shares, see "Exchange Privilege" within the "SPECIAL PURCHASE PLANS AND SERVICES" section.



DERIVATIVE INVESTMENTS: The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO's) from time to time. An explanation of CMO's can be found in the Funds' Statement of Additional Information.



RISKS: Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. AS A RESULT OF THESE AND OTHER RISKS, THE VALUE OF THE SHARES OWNED MAY BE HIGHER OR LOWER THAN THEIR COST.



PORTFOLIO TURNOVER RATES: Each Fund's portfolio turnover rates for the last five years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnover rates are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in the Funds' Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------


The purpose of the following table is to assist you in understanding the various costs and expenses that an investor will bear directly or indirectly. You should be aware that this table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's investment in Class T shares of any of the Funds listed. It is being provided to assist you in gaining a more complete understanding of fees, charges, and expenses which are discussed in greater detail in the appropriate sections of this Prospectus. See "HOW TO PURCHASE SHARES" in this Prospectus. The example is also intended to provide a means to compare expense levels of Funds and Classes with different fee structures over varying investment periods.



SHAREHOLDER TRANSACTION EXPENSES



                                                                  Growth Fund, Income Fund, and Triflex Fund
                                                                                     Class T
  MAXIMUM SALES CHARGE (TOTAL)                                                          5.75%
     Maximum Sales Load Imposed on Purchases (as a percentage of
     offering price)                                                                    5.75%(1)
     Maximum Deferred Sales Load (as a percentage of offering
     price)(2)                                                                          None(3)
     Maximum Sales Load Imposed on Reinvested Dividends (as a
     percentage of offering price)                                                      None
  EXCHANGE FEES                                                                         None



ANNUAL FUND OPERATING EXPENSES
(as a Percentage of Average Net Assets Before Fee Waivers and Expense Reimbursements)



  The "Management Fee," "Other Expenses," and "Total Annual Fund Operating Expenses" shown below for the Funds are for the year ended December 31, 1997. NO DISTRIBUTION OR SERVICE (12B-1) FEES ARE IMPOSED ON CLASS T SHARES OF THE FUNDS.



                                                                                         Triflex
                                                           Growth Fund   Income Fund      Fund
                                                           ------------  ------------  -----------
                                                             Class T       Class T       Class T
  Management Fee                                              0.60%         0.69%         0.65%
  Other Expenses(4)                                           0.36%         0.36%         0.61%
  Total Annual Fund Operating Expenses(5)                     0.96%         1.05%         1.26%



Notes to the Table of Fees and Expenses


(1) A sales charge of 5.75% is imposed on initial investments in Class T shares of less than $50,000. This sales charge is reduced at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.



(2) An $8.00 transaction fee is charged for each expedited wire redemption.



(3) "Other Expenses" include the Administrative Service Fee. "Other Expenses" for Class T shares were based on the expenses and average net assets of the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997.



(4) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by SM&R for the Funds during the fiscal year ended December 31, 1997. Pursuant to the Administrative Service Agreement, SM&R has agreed to pay (or to reimburse) each Fund for regular operating expenses (including the advisory fee and administrative fee, but not including the 12b-1 fee or Class-specific expenses) in excess of 1.25% per year of such Fund's average daily net assets. During the fiscal year ended December 31, 1997, SM&R waived management fees of 0.10% for the Triflex Fund.

EXAMPLE OF EXPENSES

  These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.



  These Examples assume that you invest $10,000 in Class T shares of each Fund for the time periods indicated. These Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than shown.



  You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:



                                One Year      Three Years     Five Years      Ten Years
  Growth Fund (Class T)         $              $               $              $
  Income Fund (Class T)         $              $               $              $
  Triflex Fund (Class T)        $              $               $              $



  Because there are no deferred sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did not redeem your shares.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL GROWTH FUND, INC.


  The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single Growth Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase of any shares. This information is derived from the financial statements of the Growth Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Growth Fund.



                                             Six Month
                                           Period Ended
                                             June 30,                            Year Ended December 31,
                                          ---------------     --------------------------------------------------------------
                                               1998              1997         1996         1995         1994         1993
                                          ---------------     ----------   ----------   ----------   ----------   ----------
Net Asset Value,
Beginning of Period                                           $     4.95   $     4.39   $     3.83   $     4.15   $     4.51
Income From Investment Operations
  Net Investment Income                                             0.06         0.05         0.08         0.06         0.06
  Net Realized and Unrealized Gain
  (Loss) on Securities                                              1.03         0.73         0.88         0.15         0.31
                                                 -------      ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                                    1.09         0.78         0.96         0.21         0.37
Less Distributions
  Dividends from Net Investment Income                             (0.06)       (0.05)       (0.08)       (0.06)       (0.06)
  Distributions from Capital Gains                                 (0.74)       (0.17)       (0.32)       (0.47)       (0.67)
                                                 -------      ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                                (0.80)       (0.22)       (0.40)       (0.53)       (0.73)
                                                 -------      ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period                                $     5.24   $     4.95   $     4.39   $     3.83   $     4.15
                                                 -------      ----------   ----------   ----------   ----------   ----------
                                                 -------      ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                                            %(1)       22.24%       17.64%       25.20%        4.98%        8.17%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, End of Period
(000's omitted)                                                 $178,344     $152,758     $134,821     $113,250     $113,135
Ratio of Expenses to Average Net Assets                 (2)          .96         1.15         0.98         0.97         1.00
Ratio of Net Income to Average Net
Assets                                                  (2)         1.03         1.02         1.67         1.46         1.31
Portfolio Turnover Rate                                            46.79        18.72        37.00        46.26        59.67
Average Commission Rate Paid Per Share                        $    .0700   $    .0700



(1) Returns are not annualized.



(2) Ratios are annualized.

           FINANCIAL HIGHLIGHTS--AMERICAN NATIONAL INCOME FUND, INC.



  The following financial highlights table is intended to help you understand the Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase of any shares. This information is derived from the financial statements of the Income Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Income Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Income Fund.



                                                    Six Month
                                                      Period
                                                    Ended June
                                                       30,                            Year Ended December 31,
                                                    ----------     --------------------------------------------------------------
                                                       1998           1997         1996         1995         1994         1993
                                                    ----------     ----------   ----------   ----------   ----------   ----------
Net asset value,
Beginning of period                                                $    25.05   $    22.59   $    18.90   $    21.66   $    22.09
Income From Investment Operations
  Net Investment Income                                                  0.63         0.58         0.62         0.62         0.56
  Net Realized and Unrealized Gain (Loss) on
  Securities                                                             4.96         3.10         4.82        (0.75)        1.75
                                                    ----------     ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                                         5.59         3.68         5.44        (0.13)        2.31
Less Distributions
  Dividends from Net Investment Income                                  (0.64)       (0.58)       (0.63)       (0.61)       (0.60)
  Distributions from Capital Gains                                      (3.01)       (0.64)       (1.12)       (2.02)       (2.14)
                                                    ----------     ----------   ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                                     (3.65)       (1.22)       (1.75)       (2.63)       (2.74)
                                                    ----------     ----------   ----------   ----------   ----------   ----------
Net Asset Value,
End of Period                                                      $    26.99   $    25.05   $    22.59   $    18.90   $    21.66
                                                    ----------     ----------   ----------   ----------   ----------   ----------
                                                    ----------     ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                                                 %(1)       22.72%       16.46%       29.12%       (0.61)%      10.63%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, End of Period
(000's omitted)                                                      $198,687     $165,786     $141,058     $114,231     $119,956
Ratio of Expenses to Average Net Assets                      (2)         1.05         1.10         1.12         1.12         1.17
Ratio of Net Income to Average Net Assets                    (2)         2.28         2.42         2.89         2.86         2.51
Portfolio Turnover Rate                                                 39.14        27.07        44.00        52.46        70.71
Average Commission Rate Paid Per Share                             $    .0700   $    .0700           --           --           --



(1) Returns are not annualized.



(2) Ratios are annualized.

                    FINANCIAL HIGHLIGHTS--TRIFLEX FUND, INC.


  The following financial highlights table is intended to help you understand the Triflex Fund's financial performance for the past five years. Certain information reflects financial results for a single Triflex Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Triflex Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase of any shares. This information is derived from the financial statements of the Triflex Fund, which for the year ended through December 31, 1997 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Triflex Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Triflex Fund's former independent auditors. The information for the six month period ended June 30, 1998 was derived from unaudited financial statements of the Triflex Fund.


                                                    Six Month
                                                     Period
                                                      Ended
                                                    June 30,                       Year Ended December 31,
                                                    ---------     ---------------------------------------------------------
                                                      1998          1997        1996        1995        1994        1993
                                                    ---------     ---------   ---------   ---------   ---------   ---------
Net Asset Value,
Beginning of Period                                               $   17.90   $   16.85   $   14.32   $   15.35   $   15.81
Income From Investment Operations
  Net Investment Income                                                0.57        0.49        0.49        0.45        0.41
  Net Realized and Unrealized Gain (Loss) on
  Securities                                                           2.50        1.48        2.67       (0.22)       0.58
                                                    ---------     ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS                                       3.07        1.97        3.16        0.23        0.99
Less Distributions
  Dividends from Net Investment Income                                (0.59)      (0.49)      (0.49)      (0.45)      (0.41)
  Distributions from Capital Gains                                    (2.06)      (0.43)      (0.14)      (0.81)      (1.04)
                                                    ---------     ---------   ---------   ---------   ---------   ---------
TOTAL DISTRIBUTIONS                                                   (2.65)      (0.92)      (0.63)      (1.26)      (1.45)
                                                    ---------     ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period                                    $   18.32   $   17.90   $   16.85   $   14.32   $   15.35
                                                    ---------     ---------   ---------   ---------   ---------   ---------
                                                    ---------     ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                                %(1)      17.46%      11.86%      22.29%       1.49%       6.31%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, End of Period
(000's omitted)                                                     $25,838     $23,188     $21,757     $19,023     $20,469
Ratio of Expenses to Average Net Assets(3)                  (2)        1.26        1.21        1.26       1.25"        1.32
Ratio of Net Income to Average Net Assets                   (2)        3.02        2.83        2.99        2.91        2.49
Portfolio Turnover Rate                                               27.52       23.78       16.39       46.95       70.98
Average Commission Rate Paid Per Share                            $   .0700   $   .0700          --          --          --



(1) Returns are not annualized.



(2) Ratios are annualized.



(3) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.36%, 1.34%, 1.46%, 1.45%, and 1.39% for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, respectively.

INVESTMENT OBJECTIVES AND POLICIES



  Each of the Funds have different investment objectives which it pursues through the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of a Fund without shareholder approval. Each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in the Funds' Statement of Additional Information.



AMERICAN NATIONAL GROWTH FUND, INC.



  The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation. The Growth Fund is designed for investors who want to build capital over time to meet long-range goals.



  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.



  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities"). Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements which are discussed under "Other Investment Strategies."



AMERICAN NATIONAL INCOME FUND, INC.



  The Income Fund seeks current income with a secondary objective of long-term capital appreciation. The Income Fund is designed for investors seeking to protect the purchasing power of their money while retaining the potential for growth and reducing their exposure to the volatility of the market.



  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.



  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.



  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.



TRIFLEX FUND, INC.



  The Triflex Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation. The Triflex Fund is designed for investors seeking income and conservation of the purchasing power of their capital.



  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of at least three
(3) years, and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Triflex Fund's objectives.



  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.



  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.



  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.



  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).



OTHER INVESTMENT STRATEGIES



  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.



COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Funds will not invest in variable amount master demand notes.



REPURCHASE AGREEMENTS. Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.



CERTIFICATE OF DEPOSIT. A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.



  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.



AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.



  These strategies and other investment restrictions are more fully discussed in the Funds' Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES."



THE FUNDS AND THEIR MANAGEMENT



  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (I.E., mutual funds).



  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.



  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust for which the Moody National Bank acts as trustee, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas; American National Investment Accounts, Inc., an investment company used to fund benefits under variable contracts issued by American National; SM&R Investments, Inc., an investment company consisting of four investment portfolios (SM&R Investments, Inc. and the American National Funds Group are collectively referred to in this Prospectus as the "SM&R Family of Funds"); and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.



  As of September       , 1998, SM&R and its parent, American National Insurance
Company, owned [      %] and [      %], respectively of the outstanding shares
of the Growth Fund; [      %] and [      ]%, respectively of the Income Fund;
[      %] and [      %], respectively of the Triflex Fund. American National and
SM&R reserve the right to vote these shares as they deem appropriate.



  The following persons are affiliated with SM&R and the Funds as officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT



  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.



    GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND AND CO-MANAGER OF THE INCOME FUND. MR. DIXON JOINED SECURITIES MANAGEMENT AND RESEARCH, INC. IN 1993. HE GRADUATED FROM THE UNIVERSITY OF SOUTH DAKOTA WITH A B.A. IN FINANCE AND ACCOUNTING AND FROM
NORTHWESTERN UNIVERSITY IN 1972 WITH AN M.B.A IN FINANCE AND ACCOUNTING.   Mr.
Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.



    WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE TRIFLEX FUND AND CO-MANAGER OF THE INCOME FUND. Mr. Berger joined Securities Management and Research, Inc. in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.



ADVISORY AGREEMENTS



GROWTH FUND. Under the Growth Fund's Investment Advisory Agreement, dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's     Basic Advisory
  Average Daily Net Assets       Fee Annual Rate
Not exceeding $100,000,000              0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000             0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000             0.500%
Exceeding $300,000,000                  0.400%



  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:


 Performance Compared         Performance
    To Lipper Index        Adjustment Amount
0.10% to 0.99% above            +0.02%
1.00% to 1.99% above            +0.04%
2.00% to 2.99% above            +0.06%
3.00% to 3.99% above            +0.08%
4.00% to 4.99% above            +0.10%
5.00% to 5.99% above            +0.12%
6.00% to 6.99% above            +0.14%
7.00% to 7.99% above            +0.16%
8.00% to 8.99% above            +0.18%
9.00% and above                 +0.20%

 Performance Compared         Performance
    To Lipper Index        Adjustment Amount

0.10% to 0.99% below            -0.02%
1.00% to 1.99% below            -0.04%
2.00% to 2.99% below            -0.06%
3.00% to 3.99% below            -0.08%
4.00% to 4.99% below            -0.10%
5.00% to 5.99% below            -0.12%
6.00% to 6.99% below            -0.14%
7.00% to 7.99% below            -0.16%
8.00% to 8.99% below            -0.18%
9.00% and below                 -0.20%



  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings.



INCOME FUND AND TRIFLEX FUND. Under the Income and Triflex Funds' Investment Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:



On the Portion of the Fund's    Basic Advisory
 Average Daily Net Assets      Fee Annual Rate

Not exceeding $100,000,000          0.750%
Exceeding $100,000,000 but
 not exceeding $200,000,000         0.625%
Exceeding $200,000,000 but
 not exceeding $300,000,000         0.500%
Exceeding $300,000,000              0.400%



  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented .60%, .69%, and .75%, respectively, of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are .96%, 1.05%, and 1.26%, respectively.



  The fees payable under each Fund's Investment Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.



  Consistent with the Conduct Rules (formerly the Rules of Fair Practice) of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.



ADMINISTRATIVE SERVICE AGREEMENTS



  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:



                                Administrative
On the Portion of the Fund's       Service
 Average Daily Net Assets      Fee Annual Rate

Not exceeding $100,000,000          0.25%
Exceeding $100,000,000 but
 not exceeding $200,000,000         0.20%
Exceeding $200,000,000 but
 not exceeding $300,000,000         0.15%
Exceeding $300,000,000              0.10%



  SM&R received total administrative service fees from the Growth, Income, and Triflex Funds for the fiscal year ended December 31, 1997 which represented
[      ]%, [      ]%, and [      ]%, respectively, of each Fund's average daily
net assets.



  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's regular operating expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of "12b-1 fees," Class-specific expenses, interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. (See "Administrative Service Agreement" in the Funds' Statement of Additional Information for the fees paid by the Funds thereunder.)



DISTRIBUTION AND SHAREHOLDER SERVICING PLAN



  The Funds adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares of the Funds. No distribution and/or service ("12b-1") fee is imposed on Class T shares.



HOW TO PURCHASE SHARES



  You may purchase shares offered through this Prospectus from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus. There are restrictions on the purchases of Class T shares. For more information about these restrictions, see "WHO CAN PURCHASE CLASS T SHARES?"



  SM&R will send you a monthly confirmation for any month in which your account is active. You should carefully review the monthly confirmation and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:



    Securities Management and Research, Inc.,
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550



  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.



  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen or destroyed certificate.



OPENING AN ACCOUNT



  To purchase shares, you must submit an account application (the "Account Application") which includes a purchaser suitability form (the "Suitability Form"). If you would like to take advantage of the electronic services available, you must complete the Electronic Transfer Options section of the Account Application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request the special forms when establishing retirement plans. Keep in mind when opening an account that transactions by telephone between different accounts will only be permitted if the accounts are registered in the identical name.

PURCHASE AMOUNTS



  The minimum initial purchase amount for Class T shares of each Fund is $100 and $20 for subsequent purchases (except certain systematic investment programs, see "SPECIAL PURCHASE PLANS AND SERVICES" for additional information on reduction of the minimums). The Funds reserve the right to reject any purchase.



PURCHASES BY MAIL



  Make your check(s) payable to SM&R and send the check to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the Class(es) and Fund(s) being purchased. You may use the remittance slip attached to the confirmation statement.



PURCHASES BY WIRE



  To ensure proper crediting of a wire investment, you must have an executed Account Application (including the Special Investor Services section) and Suitability Form on file with the transfer agent. You may then wire your investment by providing the following instructions to your bank:



    The Moody National Bank of Galveston
    ABA #113100091
    Securities Management and Research, Inc.
    #035 868 9
    Name of Class and Fund (E.G., Class T of the Growth Fund)
    Fund Account Number (number appears on your confirmation statement) Investor's Name (E.G., Mary Smith, IRA)



  If wires are received after 3:00 p.m. Central Time or during a Bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.



PURCHASES BY EXCHANGE



  Call Investor Services if you have established telephone exchange privileges on your account. See "SPECIAL PLANS AND SERVICES--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "SPECIAL PLANS AND SERVICES."



  IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.



WHO CAN PURCHASE CLASS T SHARES?



  In general, Class T shares may only be purchased by investors that became
shareholders of the Funds prior to September       , 1998 and certain designated
persons. Specifically, Class T shares may be purchased by:



    (a) shareholders of the Funds who own Class T shares that were purchased
prior to September       , 1998 ("Existing Shareholders");



    (b) present and retired directors, officers, and full-time employees of the Funds;



    (c) present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;



    (d) present and retired officers, directors, insurance agents, and full-time employees and their spouses of American National and its subsidiaries and its "affiliated persons," as defined in the Investment Company Act of 1940, and of any corporation or partnership for which any of American National's present directors serve as a director or partner, and their spouses;



    (e) present and retired partners and full-time employees of legal counsel to SM&R and officers and directors of any professional corporations which are partners of such legal counsel and their spouses;



    (f) any child, step-child, grandchild, parent, grandparent, brother, or sister of any person named in (a), (b), (c), or (d) above and their spouses;



    (g) any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e);



    (h) custodial accounts for minor children of such persons mentioned in (a),
(b), (c), (d) or

(e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts;



    (i) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund in the SM&R Family of Funds (other than the Money Market and Primary Funds);



    (j) persons receiving rebated amounts through American National Property and Casualty's (ANPAC) "Cash Back Program" to the extent the proceeds represent the amount of the rebate,



    (k) policyholders of American National subsidiaries who have entered into an NAV agreement with SM&R; and



    (l) registered representatives and employees of securities dealers with whom SM&R has a selling agreement.



  Neither the Funds nor SM&R are responsible for determining whether or not a prospective investor qualifies under any of the above categories for purchase of Class T shares. Notifying SM&R of an intent to qualify under one of these categories is the sole responsibility of the prospective investor.



  An Existing Shareholder, as defined above, is permitted to purchase Class T shares of a Fund, but only if that Existing Shareholder currently owns Class T shares of a that particular Fund. For example, an Existing Shareholder that owns only Class T shares of the Growth Fund would be permitted to purchase additional Class T shares of the Growth Fund, but would not be able to purchase Class T shares of the Income Fund or Triflex Fund.



  New accounts in Class T shares, however, can be opened by those investors listed in (b)-(m) above (collectively, "Special Purchasers"). Special Purchasers, therefore, are permitted to purchase Class T shares of a Fund regardless of whether or not they currently own shares of that Fund. Special Purchasers are also eligible for waiver of the initial sales charge as described below in "MULTIPLE CLASS STRUCTURE--Waiver of Initial Sales Charge for Special Purchasers."



WHEN ARE PURCHASES EFFECTIVE?



  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m. Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day, will be effective and executed at the applicable offering price (the "Offering Price") determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day that such Exchange is open for trading.



  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.



  SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.



DETERMINATION OF OFFERING PRICE



  The Offering Price is determined once each day and is comprised of the net asset value of Class T shares of a Fund, plus the sales charge, if any. The sales charge for Class T shares is computed at the rate set forth in the table below.



  Net asset value per share is determined by dividing the market value of the securities owned by Class T of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares outstanding of Class T. Net asset value is currently determined as of 3:00 p.m. Central Time on each business day. Although the legal rights of the Classes of shares of the Funds are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.



  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Funds' Statement of Additional Information.



MULTIPLE CLASS STRUCTURE



  Class T shares of the Funds are offered in this Prospectus to investors that
became shareholders of the Company prior to September    , 1998 and certain
designated persons. Five other Classes of shares are available through separate prospectuses. Each Class represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and charges. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class, if any.



  The five other Classes include: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class Y "institutional" shares; and (5) Class J "network" shares offered through certain financial intermediaries that have distribution agreements with SM&R. Class A, Class B, Class C, Class Y, and Class J shares are subject to different sales charges and other expenses and, accordingly, will have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the Funds' class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.



  Class T shares are subject to an initial sales charge of up to 5.75% of the public offering price. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Reduction and/ or Waiver of Initial Sales Charges." If you invest $500,000 or more in Class T shares, there is no initial sales charge.



  The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:



                                                 Sales Charge               Sales Charge            Discount to Selected Dealers
                                              as a Percentage of         as a Percentage of              as a Percentage of
           Amount of Investment                 Offering Price           Net Amount Invested               Offering Price*
-------------------------------------------  ---------------------  -----------------------------  -------------------------------
Less than $50,000                                       5.75%                     [   ]%                          [   ]%
$50,000 but less than $100,000                           4.5%                       4.7%                            4.0%
$100,000 but less than $250,000                          3.5%                       3.6%                            3.0%
$250,000 but less than $500,000                          2.5%                       2.6%                            2.0%
$500,000 and over                                       None                       None                            None



  *For Class T shares, SM&R may provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts. (See "OTHER INFORMATION CONCERNING THE FUNDS--Special Payments to Broker-Dealers.")

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES



DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on the Class T shares, you may combine concurrent purchases of Class T shares of funds in the SM&R Family of Funds at the respective sales charges applicable to each. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:



    (1) Any individual;



    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;



    (3) A trustee or fiduciary of a single trust estate or single fiduciary account;



    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and



    (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.



  Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.



DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of a fund in the SM&R Family of Funds, you may be able to receive a discount when you buy additional shares. The offering value of the shares you already own may be "accumulated"--I.E., combined together with the offering value of the new shares you plan to buy--to achieve quantities eligible for discount. See "SPECIAL PURCHASE PLANS" in the Statement of Additional Information for further information about certain rules that apply when taking advantage of the right of accumulation.



LETTER OF INTENT. You may qualify immediately for a reduced sales charge on purchases of Class T shares of funds in the SM&R Family of Funds by completing the Letter of Intent section of the Account Application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T shares of funds in the SM&R Family of Funds which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares of the funds registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the SM&R Family of Funds to sell the full amount of shares specified. (See the Investor's Letter of Intent on the Account Application and "SPECIAL PURCHASE PLANS" in the Statement of Additional Information.)



WAIVER OF INITIAL SALES CHARGE FOR SPECIAL PURCHASERS. After receipt of written request by SM&R, Class T shares may be purchased by Special Purchasers at net asset value per share without the imposition of any sales charge.



THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM. The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program as well as the Education IRA.

                                                 Sales Charge               Sales Charge            Discount to Selected Dealers
                                              as a Percentage of         as a Percentage of              as a Percentage of
           Amount of Investment                 Offering Price           Net Amount Invested               Offering Price*
-------------------------------------------  ---------------------  -----------------------------  -------------------------------
Less than $100,000                                       4.5%                       4.7%                            4.0%
$100,000 but less than $250,000                          3.5%                       3.6%                            3.0%
$250,000 but less than $500,000                          2.5%                       2.6%                            2.0%
$500,000 and over*                                      None**                     None                            None



  *For Class T shares, SM&R may provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts. (See "OTHER INFORMATION CONCERNING THE FUNDS--Special Payments to Broker-Dealers.")



  The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of Class T shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.



FUND AND CLASS SPECIFIC EXPENSES



  Expenses that are directly attributable to a particular Class of shares ("Class Specific Expenses") will be borne solely by that Class. Class Specific Expenses include: (1) asset-based distribution fees and shareholder service fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class; (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class; (7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.



  Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Funds' assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Fund.



  For additional information about the expenses of the Funds, see the Statement of Additional Information.



SPECIAL PURCHASE PLANS AND SERVICES



  The Funds offer services and plans that are designed to facilitate investment in the Funds. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.



ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your Fund account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House (ACH) network. To arrange for electronic transfers, complete the relevant section of the Account Application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan or credit union account. Passbook savings accounts are not eligible for the electronic transfer option. Additionally, your bank must be a member of the Automated Clearing House (ACH) network for you to take advantage of this service. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service.



TELEPHONE SERVICES. You can take advantage of this service by completing the appropriate sections of the Account Application when opening your account. Through this service, you will be able to purchase by ACH, redeem and exchange shares on those accounts for which you have an executed Account Application on file and have received verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s) desiring this service. Please note that the telephone redemption option is not available to retirement plans.



  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions. The caller will be required to know (i) the name of the Fund or Funds; (ii) all digits of the account number; (iii) the exact name and address used in the registration(s); and (iv) the Social Security or Employer Identification Number listed on the account(s). Additionally, all telephone transactions will be recorded for your protection.



  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).



AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated Fund(s) at the applicable offering price determined on the date of the electronic transfer.



WEALTH ACCUMULATION ACCOUNT. Shareholders having account balances of at least $2,500 in SM&R Investments, Inc.'s Money Market Fund (the "Money Market Fund") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of the other funds in the SM&R Family of Funds may be made by exchanges from the shareholder's Money Market Fund Wealth Accumulation Account. Purchases of the other funds must be at least $50 and, unless terminated by the shareholder, will continue as long as the balance of the Money Market Fund Wealth Accumulation Account is sufficient. Additional investments may be made to a Money Market Fund account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than ten (10) business days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.



  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (i.e., signed by the owner(s) of record exactly as registered).



  Shareholders' rights to make additional investments, to exchange shares, and to redeem shares in the Money Market Fund and any of the funds in the SM&R Family of Funds, are not affected by a shareholder's participation in a Wealth Accumulation Account. However, check writing privileges and expedited redemption by telephone are not available for the Money Market Fund accounts designated as a part of the Wealth Accumulation Account.

  Shareholders of SM&R Investments, Inc.'s Primary Fund (the "Primary Fund") that opened a Primary Fund Wealth Accumulation Account prior to September
      , 1998 will be permitted to continue using the Account subject to the terms applicable to a Money Market Fund Wealth Accumulation Account, described above.



EXCHANGE PRIVILEGE. As an investor in a Fund, you are permitted to exchange shares that you own in a Fund with shares of another fund in the SM&R Family of Funds without the payment of an exchange fee, subject to certain conditions. Exchanges between a Fund and another fund in the SM&R Family of Funds are available only in states where the applicable funds are registered and the exchange may be legally made.



  You may exchange Class T shares of a Fund, without an exchange fee, for corresponding Class T shares of another fund in the SM&R Family of Funds. You also may exchange your Class T shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire. Finally, you may exchange Class T shares of a Fund for shares of another Class of that Fund, provided that you pay any difference in sales charges.



  You may acquire, through an exchange, shares of a Class with a contingent deferred sales charge ("CDSC"). If you redeem those shares, the relevant CDSC, if any, will be calculated from the date that you initially purchased the original shares, rather than from the date of exchange.



  Shares of any fund in the SM&R Family of Funds held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.



  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met: (a) the exchange must be made between accounts having identical registrations and addresses; (b) the shares of the fund of the SM&R Family of Funds acquired through exchange must be qualified for sale in the state in which you reside; (c) the dollar amount of the exchange must meet the minimum investment requirement applicable to the shares of the fund in the SM&R Family of Funds that you would acquire through the exchange;
(d) SM&R must have received full payment for the shares being exchanged; (e) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status); (f) any shares that you wish to exchange must have been held for at least ten (10) business days; (g) certificates representing shares, if any, are returned before such shares are exchanged; and (h) you have received a prospectus for the shares you receive in the exchange.



  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. You should consult your tax advisor for the tax treatment and effect of exchanges.



EXCESSIVE TRADING. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise the Fund's expenses. We define "excessive trading" as exceeding one purchase and sale involving the same Fund within any 120-day period.



  For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions of the participating funds.

  There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.



RETIREMENT PLANS



  An account may be established in Individual Retirement Accounts (IRA), which includes Traditional, Roth, Education, and SIMPLE IRAs as well as Simplified Employee Pension Plans (SEP IRAs). Additional retirement plans include 403(b)(7)
(TSA) Custodial Accounts and corporate retirement plans. These plans allow you to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for the Funds is $100. SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has any type of IRA, SEP or TSA accounts in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your registered representative or SM&R. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.



DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES



  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").



  Dividends and capital gains distributions will be automatically reinvested at net asset value in additional shares unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the Funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.



  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.



INFORMATION COMMON TO THE FUNDS



  Each Fund is a separate entity for federal income tax purposes and each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Fund will be required to pay federal income taxes.



  In order to qualify as a regulated investment company, each Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.



  For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from any Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned the Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.



  Redemptions and exchanges of shares in each Fund are taxable events on which a shareholder may realize a gain or loss. Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.



  Each Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.



  Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from any Fund.



  Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements.



  At the end of each calendar year, the Funds will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local (as well as federal) tax laws to these distributions and redemption proceeds received from the Fund.



HOW TO REDEEM



  Class T shares will be redeemed at net asset value determined on the date the request is received in "Proper Form" as defined below. There is no charge for redemptions. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.



  If uncertain of the redemption requirements investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form. A wire fee in the amount of $8.00 will be charged to the investor for redemptions by wire under $5,000.



  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the Account Application and requested this option. This redemption feature can only be used if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the Account Application; (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the security procedures discussed under "SPECIAL PURCHASE PLANS AND SERVICES--Exchange Privilege" have been met; and (e) the proceeds of the redemption do not exceed $25,000.



SYSTEMATIC WITHDRAWAL PLAN. Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the Account Application and returning it to SM&R. See "SPECIAL PURCHASE PLANS AND SERVICES--Electronic Transfers" for additional information. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge involved in additional purchases. You should carefully consider and contact your financial adviser regarding their advisability. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.



REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption of Class T shares (sixty (60) days for qualified plans), a shareholder may reinvest all or part of the proceeds in Class T shares of that same Fund at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. This Reinvestment Privilege is not available to a shareholder that redeems all Class T shares owned in a particular Fund. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation.



  For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact a registered representative or SM&R.



  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.



"PROPER FORM" means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.



  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.



TEXAS OPTIONAL RETIREMENT PROGRAM. Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee; (2) termination of service with the employer; or (3) retirement of the employee.



SIGNATURE GUARANTEES. This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds in the SM&R Family of Funds; or (4) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, such as when the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.



  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.



REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $100. If your account balance falls below $100 as a result of redeeming shares, you will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Board of Directors may, from time to time, change such required minimum investment.



RIGHTS RESERVED BY THE FUNDS. The Funds, acting through their transfer agent, reserve the right to waive or lower investment minimums; to accept initial purchases by telephone from a registered representative; to refuse any purchase order; to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction; to freeze an account and suspend account services when notice has been received of a dispute involving account owners or other parties or there is reason to believe a fraudulent transaction may occur; to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions not believed to be genuine.



OTHER INFORMATION CONCERNING THE FUNDS



YEAR 2000 RISKS. Many services provided to the Funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and their shareholders.



VOTING RIGHTS. Within the respective Funds, all shares have equal voting, participation and liquidation rights, but have no subscription, preemptive, conversion, or cumulative voting rights.



  On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.



SPECIAL PAYMENTS TO BROKER-DEALERS. Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.



  Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.



  For purchases of Class T shares of $500,000 or more, SM&R may pay its representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such representatives and broker-dealers is as follows for Class T shares of the Growth, Income, and Triflex Funds, respectively: Year
1--[      ]%, [      ]%, and [      ]%; Year 2--[      ]%, [      ]%, and
[      ]%; and Year 3 and subsequent years, [      ]% (for each Fund).



ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission. For further information, shareholders may also contact SM&R, whose address and phone number are set forth on the cover of this Prospectus.

--------------------------------------------------------------------------------

APPENDIX A

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

AMERICAN NATIONAL GROWTH FUND

  Looking back at 1997, U.S. economic characteristics reflected steady growth, declining inflation, a decrease in the budget deficit, large increases in business profits, employment and real incomes, and a continuation of unprecedented stock market gains. Further, interest rates declined over the past year as markets realized that with a backdrop of an appreciating dollar, global deflationary tendencies, and excess liquidity via declining inflation, the Federal Reserve would have no compelling reasons to alter monetary policy.

  The S&P 500 ended 1997 registering its third consecutive year of +20% gains. This ended the best calendar-three-year run since Standard and Poor's began tracking indices in 1923. In addition, this was the first time since 1926 that the S&P 500 produced better than 20% returns in three consecutive calendar years. The year 1997 also featured a market of increased volatility. For 1997, the S&P 500 closed more than 1% higher or lower than the previous day on 34% of the trading days. In comparison, the average for the period 1990-1996 was less than half that, at 14.5% of the trading days. For the fourth year in a row, large capitalization stocks were the best performing size category. The S&P 500 broke 43 new record high marks during 1997, but not without a few bruises. The 9.6% decline between February 18 and April 11 stopped just short of the 10% mark, which is traditionally the benchmark cited to declare a true market correction. The 10% mark was crested, however, as stocks fell 10.8% between October 7-27.

  The Dow Jones World Index, which excludes the U.S. market, lost 3.0% during the year, although performance was widely varied. Within the index, Asia/Pacific declined 29.1% whereas Europe/Africa gained 19.9%. Also during the year, the Merrill Lynch Domestic Bond Index rose 9.4%. Within this index, performance varied from convertible bonds returning 16.1% to asset-backed securities returning 7.2%. Money market returns were widely varied as well. The U.S. money markets returned 5.1% whereas the foreign money markets fell 5.5%, reflecting strength in the U.S. dollar.

  Looking forward into the remainder of 1998, we believe the U.S. economy will continue to grow, albeit at a reduced rate of approximately 2.0-3.0%. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, could provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.

  The Growth Fund seeks to identify stocks of superior companies utilizing two valuation disciplines. These disciplines screen potential investments for both cash flow and earnings with the goal of selecting companies suitable for long term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide what we believe is a conservative and defensive group of stocks from which to select for inclusion in the fund.

  Within the Growth Fund, we noted particular strength from our holdings in the financial, consumer cyclical and technology sectors. For 1997, our overweighting of technology relative to the market also helped our relative performance. For investors who owned shares for the whole year 1997, the Growth Fund produced a total return of 22.3%, excluding sales charge (see graph for complete performance history). The Growth Fund's growth attributes are achieved by investing primarily in large-capitalization growth companies. The Growth Fund makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.

  We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our Fund.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL GROWTH FUND, INC. AND S&P 500

  [LINE GRAPH TO BE INSERTED HERE]

American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value, and considers the effect of the Growth Fund's 5.75% maximum sales charge. All performance figures are as-of December 31 for the applicable year. The Growth Fund's fiscal year end was as of October 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL GROWTH FUND, INC.

  [LINE GRAPH TO BE INSERTED HERE]

SUMMARY OF RESULTS FOR CALENDAR YEAR

-----------------------------------------------------------------------------------------------------------------------------------
                                    1988       1989       1990       1991       1992       1993       1994       1995       1996
-----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid
  and reinvested during year      $     226  $     308  $     260  $     176  $     253  $     216  $     255  $     360  $     247
Capital gains distributions
  reinvested during year                700      1,794        259        847      1,165      2,404      1,972      1,552        865
Value of investment at year end
  assuming reinvestment of
  investment income dividends
  and capital gains
  distributions                       9,992     12,422     12,057     16,515     16,102     17,417     18,284     22,892     26,931
Value of investment at year end
  assuming investment income
  dividends taken in cash         $   9,767  $  11,832  $  11,243  $  15,219  $  14,596  $  15,583  $  16,126  $  19,858  $  23,136
PERCENTAGES
-----------------------------------------------------------------------------------------------------------------------------------
Income Return                          2.26%      3.08%      2.10%      1.46%      1.53%      1.35%      1.47%      1.97%      1.08%
Appreciation                          -2.34%     21.25%     -5.04%     35.52%     -4.03%      6.82%      3.51%     23.23%     16.56%
                                  -------------------------------------------------------------------------------------------------
Total Return                          -0.08%     24.33%     -2.94%     36.98%     -2.50%      8.17%      4.98%     25.20%     17.64%
                                  -------------------------------------------------------------------------------------------------
                                  -------------------------------------------------------------------------------------------------
Sales Charge                           5.75%
Total Return
*(excluding sales charge)              6.00%

--------------------------------
                                    1997
--------------------------------
Investment income dividends paid
  and reinvested during year      $     320
Capital gains distributions
  reinvested during year              4,027
Value of investment at year end
  assuming reinvestment of
  investment income dividends
  and capital gains
  distributions                      32,921
Value of investment at year end
  assuming investment income
  dividends taken in cash         $  27,995
PERCENTAGES
--------------------------------
Income Return                          1.19%
Appreciation                          21.05%
Total Return                          22.24%
Sales Charge
Total Return
*(excluding sales charge)

  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1988-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$2,621
                                                Capital Gains Paid and Reinvested.......$15,585
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$4,715
                                                Total Value.............................$32,921

AMERICAN NATIONAL INCOME FUND



  The Income Fund turned in a solid performance in 1997, producing a total return of 22.7%, excluding sales charge (see graph for complete performance history). Throughout the year, the Income Fund exceeded its target of maintaining a dividend yield at least 50% greater than that of the Standard & Poor's 500 stock market index. The current dividend yield of the equities comprising the portfolio stands at 2.7%, a full 70% greater than the S&P 500's 1.5% yield.



  Throughout 1997, the Income Fund benefited from its overweighted positions in the strong performing finance and consumer cyclical sectors. Within the finance sector, the Income Fund's holdings include banks like Nationsbank, Norwest, and Comerica; financial services companies like Beneficial, Morgan Stanley Dean Witter, and Reliance Group holdings; and a carefully selected group of real estate investment trusts (REITs) such as Centerpoint Properties, Crescent, Health & Retirement Properties. On average, these holdings produced returns of about 40% for the year. Moreover, the Income Fund was overweighted in this strong performing sector relative to the broad market benchmarks.



  We also noted particular strength in the consumer cyclicals sector, which includes such industries as apparel, autos, printing, and retail. For the year, the Income Fund's holdings in this sector produced an average return of 37%, outperforming this strong sector's performance within the broad market. In addition, the Income Fund benefited from above-market performance from our healthcare selections, which appreciated 47% on average versus 35% for the sector in the S&P 500. Of our holdings, the best performance was posted by pharmaceuticals maker Schering-Plough which rose 92% for the year and drug distributor Bergen Brunswig, up 83% during 1997.


  Weakness for the Income Fund originated in the capital goods and energy sectors. In the case of capital goods, most of the weakness came from companies like engineering and construction companies Fluor and Foster Wheeler, both of which have above average exposure to emerging markets in Southeast Asia. In the energy sector, where generous dividend yields are available from many high quality companies, the falling price of oil hurt earnings, especially in the fourth quarter. We are still confident in our international integrated companies like Exxon, Chevron, and Texaco as well as our domestic companies like Amoco, Kerr-McGee and Murphy Oil.

  As mentioned elsewhere in this report, we expect the U.S. economy to continue its moderate growth in 1998, albeit at a somewhat reduced rate. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, should provide an ideal climate for fixed income securities as well as financial and consumer dependant securities.

  Within this slow growth economy, we will seek our style specific goals by identifying, based on our conservative and defensive valuation disciplines, what we consider to be stocks of superior companies. We will continue our quest for undervalued companies undergoing positive changes in fundamentals, and we will sell those issues which have hit their price targets or whose fundamentals do not warrant inclusion within the conservatively run Income Fund. This process has served the Income Fund well in the past.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                AMERICAN NATIONAL INCOME FUND, INC. AND S&P 500


  [LINE GRAPH TO BE INSERTED HERE]



American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Income Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Income Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
----------------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid and
reinvested during year                    $   374  $   476  $   543  $   447  $   404  $   488  $   559  $   664  $   654  $   757
Capital gains distributions reinvested
during year                                 1,111      992       49      928      811    1,768    1,884    1,183      730    3,611
Value of investment at year end assuming
reinvestment of investment income
dividends and capital gains
distributions                              10,372   13,289   13,389   17,280   17,852   19,749   19,628   25,343   29,516   36,223
Value of investment at year end assuming
investment income dividends taken in
cash                                      $ 9,997  $12,313  $11,891  $14,908  $15,040  $16,208  $15,654  $19,642  $22,342  $26,805
PERCENTAGES
----------------------------------------------------------------------------------------------------------------------------------
Income Return                                3.74%    4.59%    4.08%    3.34%    2.34%    2.73%    2.83%    3.38%    2.58%    2.57%
Appreciation                                -0.02%   23.53%   -3.33%   25.72%    0.98%    7.90%   -3.44%   25.74%   13.88%   20.15%
                                          ----------------------------------------------------------------------------------------
Total Return                                 3.72%   28.12%    0.75%   29.06%    3.32%   10.63%    0.61%   29.12%   16.46%   22.72%
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Sales Charge                                 5.75%
Total Return
*(excluding sales charge)                   10.07%


  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,366
                                                Capital Gains Paid and Reinvested.......$13,067
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$7,790
                                                Total Value.............................$36,223

TRIFLEX FUND


  The Triflex Fund (the "Fund" or "Fund's") is the lowest risk equity-dominated portfolio in the American National Funds Group. Throughout 1997, the Fund's conservative blend of about 55% stocks, 40% bonds and 5% cash has served the Fund well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of about 25% while the bond portion of the Fund returned about 11%. Combined, the Fund produced a total return of 17.5% for the year, excluding sales charge (see graph for complete performance history).



  Within the Fund, we took advantage of high real interest rates (after adjusting for inflation) to extend maturities and add exposure to the fixed income portion of the Fund. We shifted about 6% of the Fund's assets from equities and cash, and moved it into bonds during April, as the yield on the 30-year Treasury bond pushed above 7%. In retrospect, our timing was quite fortuitous, as interest rates dropped over one percentage point by year-end, with the 30-year bond yield closing 1997 at 5.9%.


  Within the equity portion of the Triflex Fund, we utilize the same conservative and defensive stock selection disciplines used in the American National Income and Growth Funds. The key is identifying what we consider to be stocks of superior companies and purchasing them at discounted valuations. During 1997, we noted particular strength from our equity holdings in the financial, consumer staples, and technology sectors. In all three sectors, our holdings produced returns in excess of 30%, outperforming the respective sectors in the S&P 500 for the year.


  We weren't so fortunate with our capital goods and energy holding, however, as both sectors underperformed both on an absolute basis and relative to their respective S&P sectors. Within capital goods, we saw weakness in companies like Fluor and Foster Wheeler, whose businesses are closely tied to large infrastructure projects in the emerging markets in Southeast Asia. In the energy sector, falling oil prices caused the shares of most companies to fall in sympathy. We are examining our holdings in both of these sectors to determine whether changes should be made going forward.


  On balance, Triflex Fund investors were rewarded by their investment in the Fund in 1997, with a third consecutive year of double-digit returns. Although the Fund has not produced the spectacular returns witnessed by some funds over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market, while firmly believing that the Fund is well positioned should markets turn downward.


  We appreciate your investment in the Triflex Fund and will continue to do all we can to reward our shareholders' confidence and trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP INDEX


  [LINE GRAPH TO BE INSERTED HERE]



Triflex Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Triflex Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Triflex Fund's fiscal year end was as of July 31 for 1988-1989.

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.


  [LINE GRAPH TO BE INSERTED HERE]


SUMMARY OF RESULTS FOR CALENDAR YEAR

---------------------------------------------------------------------------------------------------------------------------------
                                 1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
---------------------------------------------------------------------------------------------------------------------------------
Investment income dividends
paid and reinvested during
year                            $   555   $   621   $   579   $   538   $   328   $   403   $   489   $   572   $   598   $   760
Capital gains distributions
reinvested during year              225       702        68       492       484     1,027       876       166       533     2,673
Value of investment at year
end assuming reinvestment of
investment income dividends
and capital gains
distributions                    10,406    11,827    11,990    14,931    15,379    16,350    16,593    20,293    22,701    26,663
Value of investment at year
end assuming investment income
dividends taken in cash         $ 9,850   $10,595   $10,212   $12,224   $12,309   $12,755   $12,566   $14,911   $16,222   $18,490
PERCENTAGES
---------------------------------------------------------------------------------------------------------------------------------
Income Return                      5.54%     5.97%     4.90%     4.49%     2.20%     2.62%     2.99%     3.44%     2.95%     3.35%
Appreciation                      (0.94%)    7.69%    (3.53%)   20.04%     0.80%     3.69%    (1.50%)   18.85%     8.91%    14.11%
                                -------------------------------------------------------------------------------------------------
Total Return                       4.60%    13.66%     1.37%    24.53%     3.00%     6.31%     1.49%    22.29%    11.86%    17.46%
                                -------------------------------------------------------------------------------------------------
                                -------------------------------------------------------------------------------------------------
Sales Charge                       5.75%
Total Return
*(excluding sales charge)         10.38%


  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1988-1989.


                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,443
                                                Capital Gains Paid and Reinvested........$7,246
                                                Appreciation (Unrealized Capital
                                                Gains)...................................$3,974
                                                Total Value.............................$26,663

--------------------------------------------------------------------------------


APPENDIX B



(Description of Ratings Used in Prospectus)

--------------------------------------------------------------------------------


BOND RATINGS



  Description of Standard & Poor's Corporation's bond rating:



AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
      Obligations rated "BB", "B", "CCC", "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will like have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, if faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.




  Description of Moody's Investor's Service, Inc.'s bond ratings:


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.
A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



PREFERRED STOCK RATING.



  Description of Standard & Poor's Corporation's preferred stock rating:



B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:



b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS



  As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                         AMERICAN NATIONAL FUNDS GROUP



                      AMERICAN NATIONAL GROWTH FUND, INC.
                      AMERICAN NATIONAL INCOME FUND, INC.
                               TRIFLEX FUND, INC.
                             SEPTEMBER       , 1998



No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or the Funds' Statement of Additional Information referred to above) and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



  A Statement of Additional Information dated September       , 1998 containing
additional information about the Funds was filed with the Securities and Exchange Commission and are incorporated herein by reference. Additional information about the Funds' investments also is available in the Funds' annual and semi-annual reports to shareholders.



  The Funds' Statement of Additional Information, annual report, and semi-annual reports are available, without charge, upon request. You may make shareholder inquiries, request further information about the Funds, or obtain copies of the Statement of Additional Information, annual reports, and semi-annual reports, by writing Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550, or by calling (Toll Free) 1-800-231-4639 or (Collect)
1-409-      .



  Information about the Funds may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov, and you may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.



                                                                       811-00623
                                                                       811-01916
                                                                       811-02818

                      STATEMENT OF ADDITIONAL INFORMATION


                            DATED SEPTEMBER 15, 1998



                      AMERICAN NATIONAL INCOME FUND, INC.
                      AMERICAN NATIONAL GROWTH FUND, INC.
                               TRIFLEX FUND, INC.



Mailing and Street Address:                                          Telephone Number: (409)
One Moody Plaza                                                  Toll Free: 1-(800) 231-4639
Galveston, Texas 77550



    This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the American National Funds Group prospectus or prospectuses dated September 15, 1998 that is relevant to the Class or Classes of shares that you wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). A copy of each Prospectus may be obtained from your registered representative or Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, Galveston, Texas 77550
(Telephone No. (409)           or Toll Free 1-(800)-231-4639). Terms not defined
herein have the same meaning as given to them in the Prospectuses.



    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
THE FUNDS.................................................................     1

INVESTMENT OBJECTIVES AND POLICIES........................................     2
    FUNDAMENTAL INVESTMENT RESTRICTIONS...................................     2
    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...............................     3

INVESTMENT TECHNIQUES.....................................................     6
    U.S. GOVERNMENT OBLIGATIONS...........................................     6
    INVESTMENT IN COVERED CALL OPTIONS....................................     7
    COLLATERALIZED MORTGAGE OBLIGATIONS...................................     7
    REPURCHASE AGREEMENTS.................................................     8
    LENDING OF SECURITIES.................................................     8
    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER.....................     9
    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES.......................     9

PORTFOLIO TURNOVER........................................................     9
    REMUNERATION OF DIRECTORS.............................................    12

POLICY REGARDING PERSONAL INVESTING.......................................    14
    PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES...............    14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    14

INVESTMENT ADVISORY AND OTHER SERVICES....................................    15
    CONTROL AND MANAGEMENT OF SM&R........................................    15
    INVESTMENT ADVISORY AGREEMENT.........................................    15
    PERFORMANCE ADJUSTMENT OF BASIC ADVISORY FEE FOR GROWTH FUND..........    17
    ADVISORY FEES PAID....................................................    18
    ADMINISTRATIVE SERVICE AGREEMENT......................................    18

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN...............................    19

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION...........................    21

CAPITAL STOCK.............................................................    22

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED..............    22
    PURCHASING SHARES.....................................................    22
    DETERMINATION OF NET ASSET VALUE......................................    22
    OFFERING PRICE........................................................    23
    CLASS T SHARES (EXISTING SHAREHOLDERS)................................    23
    CLASS A SHARES (FRONT-END LOAD).......................................    23
    CLASS B SHARES (BACK-END LOAD)........................................    24
    CLASS C SHARES (LEVEL LOAD)...........................................    25
    CLASS Y SHARES AND CLASS J SHARES.....................................    25

SPECIAL PURCHASE PLANS....................................................    25
    DISCOUNTS THROUGH CONCURRENT PURCHASES................................    25
    THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM......................    25
    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION.............................    26
    LETTER OF INTENT......................................................    26
    WAIVER OF INITIAL SALES CHARGE FOR SPECIAL PURCHASERS.................    27
    REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B
     SHARES)..............................................................    27

                                                                            PAGE
                                                                            ----
    SYSTEMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFER SERVICE............    27
    GROUP SYSTEMATIC INVESTMENT PLAN......................................    28
    EXCHANGE PRIVILEGE....................................................    28

REDEMPTION................................................................    29
    SYSTEMATIC WITHDRAWAL PLAN............................................    30

TAX STATUS................................................................    31

THE UNDERWRITER...........................................................    31

FINANCIAL STATEMENTS......................................................    32

CUSTODIAN.................................................................    32

COUNSEL AND AUDITORS......................................................    32

TRANSFER AGENT AND DIVIDEND PAYING AGENT..................................    33

PERFORMANCE AND ADVERTISING DATA..........................................    33
    YIELD.................................................................    33
    TOTAL RETURN..........................................................    34
    CUMULATIVE TOTAL RETURN...............................................    35
    AVERAGE ANNUAL RETURN.................................................    36

COMPARISONS...............................................................    36

                                   THE FUNDS



    The American National Income Fund, Inc. was originally incorporated in Texas on July 15, 1969, the American National Growth Fund, Inc. was originally incorporated in Florida on March 5, 1953, and the Triflex Fund, Inc. was originally incorporated in Texas on January 9, 1978 as the American National Bond Fund, Inc. The American National Bond Fund, Inc. changed its name to the Triflex Fund, Inc. and altered its investment objective in November 1987.



    On August 23, 1989, the Board of Directors of the American National Income Fund, Inc. (the Texas corporation), the American National Growth Fund, Inc. (the Florida corporation), and the Triflex Fund, Inc. (the Texas corporation) (the "Predecessor Funds") caused the American National Income Fund, Inc., the American National Growth Fund, Inc., and the Triflex Fund, Inc. (the "Successor Funds") to be incorporated under the laws of the State of Maryland. The purpose of incorporating the Successor Funds in Maryland was to permit each Predecessor Fund to change its domiciliary state to Maryland by merging into the respective Successor Fund. On November 16, 1989, each Predecessor Fund's stockholders approved its merger and each merger was consummated on November 30, 1989. At that time, each Successor Fund, as the survivor of the respective merger, succeeded to all of the assets and assumed all of the liabilities of the respective Predecessor Fund, which was then dissolved. Each Predecessor Fund's investment objective and policies and investment restrictions were unchanged and became the respective Successor Fund's investment objectives and policies and investment restrictions. Accordingly, and because each Successor Fund is essentially the same as the Predecessor Fund, no distinction is made in the Prospectuses and this Statement of Additional Information between the two and, unless required by the context thereof, disclosures are made as though the change of domicile had not occurred. The Successor Funds are referred to in this Statement of Additional Information each as a "Fund" and collectively as the "Funds."



    The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as diversified, open-end management investment companies commonly known as a mutual funds. A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. Each Fund is an open-end investment company because it generally must redeem an investor's shares upon request. Each Fund is a diversified investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "Commission") over the Funds' management or investment policies or practices.



    The Funds are each divided into six classes of shares of common stock designated as:



    - Class T Shares (existing shareholders and certain designated persons);



    - Class A Shares (front-end load);



    - Class B Shares (back-end load);



    - Class C Shares (level load);



    - Class J Shares (network);



    - Class Y Shares (institutional shareholders).



    These Classes of shares have different sales charges and distribution and service ("12b-1") fee structures. Each Class bears its own liabilities and its proportionate share of the general liabilities of that Fund. A Multiple Class Plan was adopted for each Fund pursuant to Rule 18f-3 under the 1940 Act.

                       INVESTMENT OBJECTIVES AND POLICIES


    As noted in the Prospectuses under "INVESTMENT OBJECTIVES AND POLICIES," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.



    FUNDAMENTAL INVESTMENT RESTRICTIONS



    The American National Growth Fund, Inc. (the "Growth Fund"), the American National Income Fund, Inc. (the "Income Fund"), and the Triflex Fund, Inc. (the "Triflex Fund") (hereinafter, collectively referred to as the "American National Funds Group," and with SM&R Investments, Inc. as the "SM&R Family of Funds") are subject to the following investment restrictions which are deemed to be fundamental policies. These policies may be changed by a Fund only with the approval of a majority of that Fund's outstanding shares as determined by the 1940 Act. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.



    Each Fund is subject to the following fundamental investment restrictions:



 1. The Fund, with respect to 75% of the Fund's total assets, may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.



 2. The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).



 3. The Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.



 4. The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
    (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.



 5. The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.



 6. The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.



 7. The Fund may not issue senior securities to the extent such issuance would violate applicable law.



 8. The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.



    In addition to the above, the Triflex Fund has adopted, as a fundamental policy, that it will be a "balanced fund."

    Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.



    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS



    American National Growth Fund, Inc. The Board of Directors of the Growth Fund has adopted the following non-fundamental investment policies. Non-fundamental investment policies may be adopted or changed by the Board of Directors, without approval from shareholders.



 1. The Fund will not invest more than 5% of the value of the net assets of the Fund, at the time of purchase in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities.



 2. The Fund will not purchase any security (other than United States Government obligations) if, as a result, the Fund would hold more than (a) 10% of the total value of any class of outstanding securities of an issuer, or (b) 10% of the outstanding voting securities of an issuer.



 3. The Fund will not concentrate more than 25% of its net assets in any one industry or group of industries; provided, however, there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. For purposes of this restriction telephone, gas and electric and public utilities are each regarded as separate industries.



 4. The Fund will not borrow money except for such action by the Fund for temporary or emergency purposes in an amount not to exceed 10% of the Fund's net assets. The Fund will not purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).



 5. The Fund will not pledge or mortgage any of its assets, except for such action by the Fund for temporary or emergency purposes in an amount not to exceed 10% of the Fund's net assets.



 6. The Fund will not lend money or other assets (although this does not prevent the purchase of bonds or other corporate debt securities which are publicly distributed).



 7. The Fund will not engage in underwriting securities of other issuers.



 8. The Fund will not buy or sell real estate.



 9. The Fund will not invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate or real estate limited partnerships.



 10. The Fund will not invest in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus.



 11. The Fund will not purchase or sell commodities or commodity contracts including future contracts.



 12. The Fund will not issue senior securities.



 13. The Fund may not purchase any security which is an "illiquid security" if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.



 14. The Fund does not engage in the strategy of short sales of securities.



 15. The Fund will not write or purchase from others, put and call options, or any combination thereof.



 16. The Fund will not invest in companies for the purpose of exercising control or management.

 17. The Fund will not invest in the securities of companies which have a record of less than three years continuous operation, including predecessor companies.



 18. The Fund will not invest in the securities of an issuer if more than 1/2% interest in it is owned by an officer or director of the Fund or SM&R and such officers or directors together own more than 5% interest in such issuer.



 19. The Fund will not purchase the securities of any other investment company unless such purchases are made on the open market and do not exceed 5% of the Fund's total assets, taken at market, or unless such purchases are the result of a plan or merger and do not otherwise violate the applicable provisions of the Investment Company Act of 1940. Such purchases may cause the Fund to indirectly incur additional advisory and administrative fees.



 20. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.



    American National Income Fund, Inc. The Board of Directors of the Income Fund has adopted the following non-fundamental investment policies, which may be adopted or changed by the Board of Directors, without approval from shareholders.



 1. The Fund will not purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets. The Fund will not purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.



 2. The Fund will not concentrate its investments in any particular industry or groups of industries; however, it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry. Utility companies, for example, such as gas, electric, water and telephone companies will be considered as separate industries.



 3. The Fund will not borrow money except from banks for temporary, extraordinary or emergency purposes, and then only from a bank and not in excess of 5% of the value of its total assets and not for investment purposes.



 4. The Fund will not purchase securities on margin. The Fund will not pledge, mortgage or hypothecate any of its property.



 5. The Fund will not make loans to other persons except through the purchase of bonds, debentures and other debt securities which are publicly distributed and customarily purchased by institutional investors.



 6. The Fund will not engage in underwriting securities of other companies.



 7. The Fund will not buy or sell real estate. The Fund will not invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate or real estate limited partnerships.



 8. The Fund will not invest in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus.



 9. The Fund will not purchase or sell commodities or commodity contracts including future contracts.



 10. The Fund will not issue senior securities.

 11. The Fund may not purchase any security which is an "illiquid security" if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.



 12. The Fund does not engage in the strategy of short sales of securities.



 13. The Fund will not write or purchase from others, put and call options, or any combination thereof.



 14. The Fund will not invest in companies for the purpose of exercising control or management.



 15. The Fund will not invest in the securities of a company having a record of less than three years of continuous operation, including the operations of any predecessor company or enterprise to which the company has succeed by merger, consolidation, reorganization or purchase of assets.



 16. The Fund will not purchase or retain securities of any issuer if any officer or director of the Fund or SM&R owns more than 1/2 of 1% of the securities of such issuer and such officers or directors together own more than 5% of the securities of such issuer.



 17. The Fund will not invest in securities of another investment company except pursuant to a plan of merger, consolidation or acquisition of assets approved by shareholders of the Fund.



 18. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.



 19. The Fund will not participate on a joint or a joint and several basis in any trading account in securities.



    Triflex Fund, Inc. The Board of Directors of the Triflex Fund has adopted the following non-fundamental investment policies, which may be adopted or changed by the Board of Directors, without approval from shareholders.



 1. The Fund will not purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets.



 2. The Fund will not purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.



 3. The Fund will not concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry. Utility companies, for example, such as gas, electric, water and telephone companies will be considered as separate industries.



 4. The Fund will not borrow money except that the Fund may borrow an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets.



 5. The Fund will not purchase securities on margin.



 6. The Fund will not make loans to other persons except certain call loans upon collateral security (the Fund does not intend to make such loans; the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan).

 7. The Fund will not engage in underwriting securities issued by other persons.



 8. The Fund will not purchase or sell commodities or commodity contracts including future contracts.



 9. The Fund will not issue senior securities.



 10. The Fund will not invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.



 11. The Fund will not invest in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus.



 12. The Fund does not engage in the strategy of short sales of securities.



 13. The Fund will not invest in other companies for the purpose of exercising control of management.



 14. The Fund will not purchase the securities of any other investment company except in a regular transaction in the open market. Such purchases may cause the Fund to indirectly incur additional advisory and administrative fees.



 15. The Fund may not purchase any security which is an "illiquid security" if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.



 16. The Fund will not purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933.



 17. The Fund will not purchase the securities of any issuer the business of which has been in continuous operation for less than three (3) years (however, it is the Fund's operating policy not to invest in any business which has not been in continuous operation for at least five (5) years).



 18. The Fund will not retain investments in the securities of any issuer if directors or officers of the Fund or certain other "interested" persons own more than 5% of such securities.



 19. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.



    The Triflex Fund has adopted a policy whereby it does not presently invest in securities which have been acquired through private placement transactions or in real estate mortgage loans although it may invest in securities which are secured by real estate mortgages and securities of issues which invest or deal in real estate and/or real estate mortgages provided such securities meet the criteria set forth in the Prospectus.



                             INVESTMENT TECHNIQUES



    U.S. GOVERNMENT OBLIGATIONS



    The Funds may invest in United States Government obligations. These instruments are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities and other instrumentalities shown above are supported only by the credit of the issuers.



    The Funds' adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. government only when, in its opinion, the risk is minimal. SM&R does not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Fund's liquidity on a short-term basis during adverse and unusual market conditions.



    INVESTMENT IN COVERED CALL OPTIONS



    Although there is no present intent to do so, the Triflex Fund may write covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Triflex Fund's assets are subject to call options. A covered call option is an option on a security which the Triflex Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Triflex Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Triflex Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Triflex Fund thus foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Triflex Fund's management believes that such premiums will maximize the Triflex Fund's return without subjecting it to substantial risks.



    The Triflex Fund will purchase call options only to close out a position in an option written by it. In order to close out a position the Triflex Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Triflex Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Triflex Fund's portfolio against which a call option has been written, the Triflex Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Triflex Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transactions cannot be made if trading in the option has been suspended.



    The premium received by the Triflex Fund upon writing a call option will increase the Triflex Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.



    COLLATERALIZED MORTGAGE OBLIGATIONS



    The Triflex Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Triflex Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.



    REPURCHASE AGREEMENTS



    Although there is no present intent to do so, the Funds may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the United States Government or any agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased.



    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore the realization by that Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.



    LENDING OF SECURITIES



    Although there is no present intent to do so, the Triflex Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Triflex Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Triflex Fund. The Triflex Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Triflex Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the Triflex Fund at any time, and (d) the Triflex Fund receive reasonable interest on the loans (which may include the Triflex Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Triflex Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five
(5) business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Triflex Fund's board of directors.



    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights may pass with the loaned securities, but if a material event should occur affecting an investment on loans, the loans must be called and the securities voted.



    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER



    If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.



    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES



    A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.



    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.



                               PORTFOLIO TURNOVER



    Portfolio turnover for a Fund is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Fund's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Funds be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Triflex Fund are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.



    Portfolio turnover rates for the years ended December 31, 1997, 1996, and 1995 were 37%, 19% and 47%, respectively, for the Growth Fund; 44%, 27% and 39%, respectively, for the Income Fund; and 16%, 24% and 28%, respectively, for the Triflex Fund. No brokerage commissions have been paid during the Funds' three most recent periods to any broker which is an affiliated person of the Funds, which is an affiliated person of a broker which is an affiliated person of the Funds or an affiliated person of which is an affiliated person of the Funds or SM&R.

                             MANAGEMENT OF THE FUND


    The Board of Directors of each Fund has the responsibility for the overall management of that Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of each Fund who are responsible for administering day-to-day operations of the Fund. While the use of this combined Statement of Additional Information subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Statement of Additional Information to outweigh the risk.



    Information about each of the officers and directors of the Funds is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years and occupies the identical position with all three Funds. Unless otherwise indicated, the address of an officer or director is One Moody Plaza, Galveston, Texas 77550. Directors who are deemed to be "interested persons" of the Funds, as defined in the 1940 Act, are indicated by an asterisk(*).



                                     POSITIONS HELD WITH THE
NAME, ADDRESS, AND AGE                        FUNDS                      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------  ----------------------------   -------------------------------------------------------
Michael W. McCroskey* ...........  Director and President         President, Chief Executive Officer, Director and member
  Age 54                           since 1994                       of the Executive Committee of SM&R, June 1994 to
                                                                    present; President, Chief Executive Officer, and
                                                                    Director of SM&R Investments, Inc., June 1994 to
                                                                    present; President and Director of American National
                                                                    Investment Accounts, June 1994 to present; Executive
                                                                    Vice President, American National, 1996 to present;
                                                                    Senior Vice President, American National, 1991 to
                                                                    1996; Vice President of Standard Life and Accident
                                                                    Insurance Company, 1988 to present; Assistant
                                                                    Secretary of American National Life Insurance Company
                                                                    of Texas, 1986 to present; Vice President,
                                                                    Investments of American National Property and
                                                                    Casualty Company, 1994 to present; Vice President,
                                                                    Investments of American National General Insurance
                                                                    Company, 1994 to present; Vice President, Pacific
                                                                    Property and Casualty, 1996 to present, life, health
                                                                    and accident insurance subsidiaries of American
                                                                    National; Vice President, Garden State Life Insurance
                                                                    Company, 1994 to present; Director and President,
                                                                    ANREM Corporation, 1977 to present; President and
                                                                    Director of ANTAC Corporation, 1995 to present;
                                                                    Director, Comprehensive Investment Services, Inc.,
                                                                    1997 to present.

                                     POSITIONS HELD WITH THE
NAME, ADDRESS, AND AGE                        FUNDS                      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------  ----------------------------   -------------------------------------------------------
Ralph S. Clifford (1)(2) ........  Director since 1972            Retired attorney, Clifford, Clifford & Olson; Retired
  Age 82                                                            Director of Henry County Bank; Retired Director of
  12304 Blue Sage Rd.                                               Illini Beef Packers, Inc.; Retired Director of
  Oklahoma City, Oklahoma                                           Industrial Relations of Deere & Company.
Paul D. Cummings (2) ............  Director since 1969 (for       Retired President and Director of Globe Life and
  Age 83                           Triflex Fund, since 1971)        Accident Insurance Company.
  3102 Belaire Drive
  Oklahoma City, Oklahoma
Jack T. Currie (1) ..............  Director since 1971            Director of American Indemnity Financial Corporation,
  Age 69                                                            holding company for casualty insurance company, 1978
  515 Post Oak Boulevard, Suite                                     to present; Director of Stewart & Stevenson Services,
  750                                                               Inc., designs and constructs power generating
  Houston, Texas                                                    systems, 1990 to present.
Ira W. Painton, C.L.U. (1) ......  Chairman of the Board          Retired President of the Funds, 1968 to 1993; Retired
  Age 80                           since 1989 and Director          President and Director of SM&R.
  12004 Dahoon Drive               since 1967
  Oklahoma City, Oklahoma
Donald P. Stevens (2) ...........  Director, since 1985           Assistant to the President for Government Relations of
  Age 50                                                            The University of Texas Medical Branch, a medical
  University of Texas Medical                                       school and hospital system, 1975 to present; Vice
  Branch, Station 1, Box 41                                         President of Jamail Galveston Foundation, 1993 to
  Galveston, Texas                                                  present.
Steven H. Stubbs, C.F.A. ........  Director since 1987            Former Director, President and Chief Executive Officer
  Age 59                                                            of The Westcap Corporation, 1994 to 1996; and Former
  514 Poplar Ave.                                                   President and Chief Executive Officer of SM&R and the
  Philadelphia, Mississippi                                         Funds, 1987 to 1994.
Gordon D. Dixon .................  Vice President and             Director, Senior Vice President, Chief Investment
  Age 52                           Portfolio Manager                Officer of SM&R and a member of the investment and
                                   of the Growth Fund;              executive committees of SM&R, 1993 to present; Vice
                                   Co-Manager of the                President, Portfolio Manager of the American National
                                   Income Fund                      Investment Accounts, Inc.--Growth Portfolio;
                                                                    Co-Manager of the American National Investment
                                                                    Accounts, Inc.-- Managed Portfolio, 1993 to present;
                                                                    Vice President of Stocks for American National
                                                                    Insurance Company, 1993 to present; Vice President of
                                                                    Investments for Garden State Life Insurance Company,
                                                                    1993 to present; Director and President,
                                                                    Comprehensive Investment Services, 1997 to present;
                                                                    Former Director of Equity Strategy Research and
                                                                    Trading for C&S/Soran Bank (now Nations Bank)
                                                                    Atlanta, Georgia, 1984 to 1993.

                                     POSITIONS HELD WITH THE
NAME, ADDRESS, AND AGE                        FUNDS                      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------  ----------------------------   -------------------------------------------------------
William R. Berger, C.F.A. .......  Co-Manager of the              Vice President, Portfolio Manager of the American
  Age 34                           Income Fund; Vice                National Investment Accounts, Inc.--Balanced
                                   President and Portfolio          Portfolio and Co-Manager of the Managed Portfolio,
                                   Manager for the Triflex          1993 to present; Assistant Vice President of
                                   Fund                             Investments for American National, 1993 to present;
                                                                    Vice President, Comprehensive Investment Services,
                                                                    1997 to present; Former Portfolio Manager for Trinity
                                                                    Investment Management, Bellefonte, Pennsylvania,
                                                                    investment adviser, 1989 to 1994; Former auditor for
                                                                    Coopers & Lybrand, Dallas, Texas.
Emerson V. Unger, C.L.U. ........  Vice President                 Vice President SM&R, SM&R Investments, Inc., and
  Age 52                                                            American National Investment Accounts since 1983.
Brenda T. Koelemay ..............  Vice President and             Vice President and Treasurer SM&R, SM&R Investments,
  Age 43                           Treasurer                        Inc. and American National Investment Accounts since
                                                                    1992; Treasurer of Comprehensive Investment Services,
                                                                    Inc. since 1997; Senior Manager, KPMG Peat Marwick
                                                                    LLP, July 1980 to April 1992.

Teresa E. Axelson ...............  Vice President and             Vice President of SM&R, 1991 to present; Secretary of
  Age 50                           Secretary                        SM&R, SM&R Investments, Inc., and American National
                                                                    Investment Accounts, 1983 to present.


------------------------

*   "Interested persons" as defined by the 1940 Act.



(1) Members of the nominating committee.



(2) Members of the audit committee.



    Officers and directors of the Funds affiliated with SM&R may receive indirect compensation from the Funds to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.



    By resolution of the Boards of Directors, each Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Funds. During the fiscal year ended December 31, 1997, each Fund paid $22,722 to such directors for fees and expenses in attending meetings of the
Boards of Directors. There were [    ] Board, [    ] Audit Committee, and [    ]
Nominating Committee meetings held during this period, and each director attended at least 75% of the Board and Committee meetings, respectively.


    REMUNERATION OF DIRECTORS


    Each director is reimbursed for expenses incurred in connection with each meeting of a Fund's Board of Directors or any Committee attended. Each director receives a fee, allocated among the American National Funds Group for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1997 for each director of each Fund.



                   GROWTH FUND, INCOME FUND, AND TRIFLEX FUND



                                                           TOTAL
                                                       COMPENSATION
                                     AGGREGATE           FROM ALL
                                   COMPENSATION          AMERICAN
                                     FROM EACH           NATIONAL
DIRECTOR                               FUND                FUNDS
---------------------------------  -------------       -------------
Ralph S. Clifford................  $      3,533        $     10,600
Paul D. Cummings.................  $      3,533        $     10,600
Jack T. Currie...................  $      2,833        $      8,499
Michael W. McCroskey.............       --                  --
Ira W. Painton...................  $      4,667        $     14,000
Donald P. Stevens................  $      3,533        $     10,600
Steven H. Stubbs.................  $      3,333        $     10,000

                      POLICY REGARDING PERSONAL INVESTING


    The following policies have been made a part of each Fund's Code of Ethics. A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:


        1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

        2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

        3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.


        4. Any beneficial interest in a security for which a written approval is first obtained from the President and Chief Executive Officer may be traded or held.



    PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES



    Officers and employees of SM&R other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of September 1, 1998, SM&R and its parent, American National Insurance
Company, owned [    ]% and [    ]%, respectively, of the outstanding shares of
the Growth Fund; [    ]% and [    ]%, respectively of the outstanding shares of
the Income Fund; and [    ]% and [    ]%, respectively, of the outstanding
shares of the Triflex Fund. Any person who owns directly or indirectly more than 25% of the outstanding voting securities of a Fund is presumed by the 1940 Act to "control" that Fund, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.



    American National and SM&R were the only shareholders known to the Triflex Fund to own five percent (5%) or more of its common stock. (For information about the Triflex Fund's capital stock, see "Capital Stock" herein.) While such ownership does not directly affect a shareholder's voting rights, it obviously gives American National and SM&R a strong voice in the Triflex Fund's affairs. As a practical matter, such ownership means that passage of a shareholder proposal is unlikely without American National's or SM&R's vote therefor. (For further information about American National, see the "Control and Management of SM&R" section herein.)



    The officers and directors of the Growth Fund as a group owned [    ]% of
the outstanding shares of the Growth Fund as of September 1, 1998. The officers
and directors of the Income Fund as a group owned [    ]% of the outstanding
shares of the Income Fund as of September 1, 1998. The officers and directors of
the Triflex Fund as a group owned [    ]% of the outstanding shares of the
Triflex Fund as of September 1, 1998.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    CONTROL AND MANAGEMENT OF SM&R


    SM&R has been the investment adviser, manager and underwriter of the Growth Fund since 1966, of the Income Fund since it began business in 1969, and of the Triflex Fund since it began business in 1978 as the American National Bond Fund, Inc. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of each Fund. SM&R is also the investment adviser, manager and underwriter of American National Investment Accounts, Inc. and SM&R Investments, Inc. SM&R's address is that of the Funds.



    SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"), a Texas life insurance company with its principal offices in Galveston, Texas. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.



    The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie
S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 47.5% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Funds, the American National Investment Accounts, Inc., SM&R Investments, Inc., and SM&R.



    Michael W. McCroskey, President and Director of the Funds , is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the American National Investment Accounts, Inc. and SM&R Investments, Inc.; Gordon D. Dixon, Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R, Co-Manager of the Income Fund, Vice President, Portfolio Manager of the Growth Fund and American National Investment Accounts, Inc.--Growth Portfolio, and Co-Manager of the American National Investment Accounts, Inc.--Managed Portfolio; William R. Berger, Co-Manager of the Income Fund, Vice President and Portfolio Manager of the American National Investment Accounts, Inc.-- Balanced Portfolio and the Triflex Fund, and Co-Manager of the American National Investment Accounts, Inc.--Managed Portfolio; Emerson V. Unger, Vice President of the Funds, is also Vice President of SM&R and Vice President of the American National Investment Accounts, Inc. and SM&R Investments, Inc.; Teresa E. Axelson, Vice President and Secretary of the Funds is also Vice President and Secretary of SM&R, the American National Investment Accounts, Inc. and the SM&R Capital Fund, Inc.; and Brenda T. Koelemay, Vice President and Treasurer of the Funds, is also Vice President and Treasurer of SM&R, the American National Investment Accounts, Inc. and SM&R Investments, Inc.


    INVESTMENT ADVISORY AGREEMENT


    Under an Investment Advisory Agreement (an "Advisory Agreement") between each Fund and SM&R dated November 30, 1989, SM&R acts as investment adviser for and provides certain administrative services to the Funds.



    As investment adviser, SM&R manages the investment and reinvestment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by each Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Fund.



    Each Fund's Advisory Agreement was effective on November 30, 1989 and will continue in effect from year to year only so long as such continuance is specifically approved at least annually by its Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of Fund management to submit continuation of the Advisory Agreements annually only to the Funds' Boards of Directors for their approval or disapproval. Each Fund's Advisory Agreement was approved by its Board of Directors on August 21, 1997, and by its shareholders on November 16, 1989. Each Fund's Advisory Agreement may be terminated without penalty by vote of its Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.



    As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.



    Under the Advisory Agreement, SM&R receives from each Fund an investment advisory fee (the "Basic Advisory Fee") for acting as investment adviser computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:



                                                                               BASIC ADVISORY
ON THE PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS                          FEE ANNUAL RATE
-----------------------------------------------------------------------------  ---------------
Not exceeding $100,000,000...................................................        0.750%
Exceeding $100,000,000 but not exceeding $200,000,000........................        0.625%
Exceeding $200,000,000 but not exceeding $300,000,000........................        0.500%
Exceeding $300,000,000.......................................................        0.400%



    In addition, the Advisory Agreement for the Growth Fund also provides for an upward or downward adjustment of the Basic Advisory Fee based upon the investment performance during the previous thirty-six (36) monthly periods of the Growth Fund compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc., as discussed below.



    The fees payable under each Fund's Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.



    The average daily net asset value of each Class of each Fund shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of each Class of Fund shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of Class shares outstanding. Expenses and fees of each Fund, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Fund will be valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

    PERFORMANCE ADJUSTMENT OF BASIC ADVISORY FEE FOR GROWTH FUND



    Under the Growth Fund's Advisory Agreement, the Basic Advisory Fee annual rate shown above will be adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Growth Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.



    The performance adjustment amount shall vary with the Growth Fund's performance as compared to the Lipper Index as shown by the following table:



                                         PERFORMANCE         PERFORMANCE         PERFORMANCE
                                         ADJUSTMENT          COMPARED TO         ADJUSTMENT
PERFORMANCE COMPARED TO LIPPER INDEX       AMOUNT           LIPPER INDEX           AMOUNT
---------------------------------------  -----------  -------------------------  -----------
0.10% to 0.99% above...................      +0.02%        0.10% to 0.99% below       (0.02)%
1.00% to 1.99% above...................      +0.04%        1.00% to 1.99% below       (0.04)%
2.00% to 2.99% above...................      +0.06%        2.00% to 2.99% below       (0.06)%
3.00% to 3.99% above...................      +0.08%        3.00% to 3.99% below       (0.08)%
4.00% to 4.99% above...................      +0.10%        4.00% to 4.99% below       (0.10)%
5.00% to 5.99% above...................      +0.12%        5.00% to 5.99% below       (0.12)%
6.00% to 6.99% above...................      +0.14%        6.00% to 6.99% below       (0.14)%
7.00% to 7.99% above...................      +0.16%        7.00% to 7.99% below       (0.16)%
8.00% to 8.99% above...................      +0.18%        8.00% to 8.99% below       (0.18)%
9.00% and above........................      +0.20%             9.00% and below       (0.20)%



    The performance period is calculated as of the last Thursday of each January through November and the last business day of each December. The time period between the last business day in December and the last Thursday in January, the ten (10) time periods between the last Thursday in January through October and the last Thursday of the immediately succeeding month, and the time period between the last Thursday in November and the last business day in December shall be referred to herein as the "Monthly Periods". The performance period which forms the basis for each monthly fee adjustment calculation shall end on each such last Thursday and last business day and shall be the immediately preceding thirty-five (35) Monthly Periods plus the current Monthly Period.



    To determine how the Growth Fund's performance compares to the Lipper Index, SM&R will determine a monthly percentage change for the Growth Fund and for the Lipper Index. These monthly percentage changes will be calculated for each Monthly Period other than January by dividing the year-to-date percentage changes through the end of each of the Monthly Periods by the year-to-date percentage changes through the end of the preceding Monthly Period. The monthly percentage and the year-to-date percentage change for January will always be the same and will not have to be calculated separately. A cumulative percentage change for the Performance Period will then be calculated by compounding the monthly percentage changes for the preceding thirty-five (35) Monthly Periods and multiplying that product by the current Monthly Period's percentage change. After such cumulative percentage change has been calculated for the Growth Fund and the Lipper Index, such percentage changes are then compared. If the percentage differential resulting from such comparison is less than .10%, no performance adjustment shall be made. If such percentage differential is .10%, or more, such differential shall be the percentage used in the Percentage Performance Compared To Lipper Index table above. For example, if the percentage differential resulting from such comparison is .07%, no performance adjustment shall be made and the advisory fee shall be equal to the Basic Advisory Fee annual rate. If such percentage differential is 2.5% above the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be increased from .75% to .81%. If such percentage differential is 2.5% below the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be decreased from .75% to .69%.

    Those shareholders who prefer to use basis points rather than percentage points when analyzing the Growth Fund's performance compared to the Lipper Index should convert each 1.00% in the Percentage Performance Compared To Lipper Index column in the above table to 100 basis points.



    The adjustment to the Basic Advisory Fee will not be cumulative. An increased fee will result even though the performance of the Growth Fund over some period of time shorter than the Performance Period has been behind that of the Lipper Index and even if the net asset value of the Growth Fund's shares has decreased. Conversely, a reduction in the Basic Advisory Fee will be made for a month even though the performance of the Growth Fund over some period of time shorter than the Performance Period has been ahead of that of the Lipper Index and even if the net asset value of the Growth Fund's shares has increased.



    As indicated above, the Growth Fund's expenses (including the monthly basic advisory fee and administrative service fee) and the performance adjustment for each performance fee period will be computed and accrued daily and taken into account in computing the daily net asset value of a Growth Fund share. However, expenses in excess of the maximum expense limitation shall not be accrued for the purpose of computing the daily net asset value of a Growth Fund share.



    In the case of termination of the Advisory Agreement during any Monthly Period, the fee for that Monthly Period shall be reduced proportionately on the basis of the number of calendar days during which it is in effect for that Monthly Period. The fee rate will be computed on the basis of and applied to net assets averaged over that Monthly Period ending on the last business day on which the Advisory Agreement is in effect. The amount of any performance adjustment to the Basic Advisory Fee will be computed on the basis of the thirty-six (36) Monthly Periods ending on the last business day on which the Advisory Agreement is in effect provided that if the Advisory Agreement has been in effect less than thirty-six (36) Monthly Periods, the computation will be made on the basis of the period of time during which it has been in effect.



    ADVISORY FEES PAID



    For the fiscal years ended December 31, 1995, 1996 and 1997, SM&R accrued investment advisory fees from the Growth Fund of $732,251, $1,093,421, and $1,011,542 respectively; from the Income Fund of $927,331, $1,080,300, and $1,270,994, respectively; and from the Triflex Fund of $153,930, $167,921, and $186,693, respectively. The net assets of the Growth Fund, Income Fund, and Triflex Fund were $178,344,088, $198,686,914, and $25,838,072, respectively, as of December 31, 1997.


    ADMINISTRATIVE SERVICE AGREEMENT


    Under an Administrative Service Agreement between each Fund and SM&R dated November 30, 1989, SM&R provides all non-investment related management, executive, administrative and operational services to each Fund. Pursuant to the Administrative Service Agreement, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.



    In its capacity as administrator under the Administrative Service Agreement, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Funds. SM&R's duties as administrator include, among other things: administering the Funds' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Fund.



    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreement, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

    EXPENSES BORNE BY THE FUND



    Each Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Commission fees, fees of the Custodian (See "CUSTODIAN" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.



    SM&R has agreed in its Administrative Service Agreement with each Fund to pay (or to reimburse each Fund for) each Fund's regular operating expenses of any kind, exclusive of interest, taxes, commissions, Class Specific Expenses, and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by each Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the basic advisory fee, in excess of 1.25% per year of each Fund's average daily net assets. Such reimbursements, when required, will be made monthly. No reimbursement to the Income and Growth Funds under the 1.25% expense limitation was required for the fiscal years ended December 31, 1995, 1996 and 1997. During the fiscal years ended December 31, 1995, 1996, and 1997, SM&R reimbursed $40,894, $29,344, and $24,234, respectively, in excess expenses to the Triflex Fund.



    Under each Administrative Service Agreement, SM&R receives from each Fund an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:



                                                                               ADMINISTRATIVE
                                                                             SERVICE FEE ANNUAL
ON THE PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS                               RATE
---------------------------------------------------------------------------  -------------------
Not exceeding $100,000,000.................................................           0.25%
Exceeding $100,000,000 but not exceeding $200,000,000......................           0.20%
Exceeding $200,000,000 but not exceeding $300,000,000......................           0.15%
Exceeding $300,000,000.....................................................           0.10%



    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.



    For the fiscal years ended December 31, 1995, 1996 and 1997, SM&R received Administrative Service Fees pursuant to the Administrative Service Agreement from the Growth Fund of $301,526, $335,086, and $387,654, respectively; from the Income Fund of $306,746, $355,696, and $416,699, respectively; and from the Triflex Fund of $51,310, $55,974, and $62,231, respectively.



                  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN



    Each Fund adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares. The 12b-1 Plan provides that SM&R will provide distribution and/or shareholder services to the Class A, Class B, Class C, and Class J shares of the Funds (the "12b-1 Classes").

    For each 12b-1 Class, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Fund attributable to that Class, as follows:



                                                            DISTRIBUTION  SERVICE   TOTAL 12b-1
CLASS                                                           FEE         FEE         FEE
----------------------------------------------------------  -----------  ---------  -----------
Class T Shares: Existing Shareholders.....................      -0-         -0-         -0-
Class A Shares: Front-End Load............................      -0-          0.25%       0.25%
Class B Shares: Back-End Load (CDSC)......................       0.50%       0.25%       0.75%
Class C Shares: Level Load................................       0.75%       0.25%       1.00%
Class J Shares: Network...................................       0.75%      -0-          0.75%
Class Y Shares: Institutional.............................      -0-         -0-         -0-


------------------------


1 The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.



    The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").



    "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.



    The 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or the related agreement. The 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.



    Any distribution and shareholder services agreement related to the 12b-1 Plan terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Class, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Fund.



    The 12b-1 Plan provides that it may not be amended with respect to any 12b-1 Class to increase materially the amount of the fees described in such Plan without approval of the shareholders of the relevant Class. All material amendments to the Plan also must be approved by the Board in the manner described above and in the 12b-1 Plan.

    In each year during which this Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under this Plan and the purposes for which those expenditures were made. The obligations of each Fund under the 12b-1 Plan will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the relevant Fund or Funds, as provided in the Funds' Articles of Incorporation.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


    SM&R, which supervises each Fund's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of each Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.


    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.


    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. While SM&R is able to fulfill its obligation to each Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the American National Investment Accounts, Inc., SM&R Investments, Inc., and to American National and its other accounts. SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.



    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, each Fund may give consideration to sales of shares of each Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions. Brokerage fees paid on the purchase and sale of portfolio securities for the fiscal years ended December 31, 1995, 1996 and 1997, amounted to approximately $198,000, $98,000 and $416,000 respectively, for the Growth Fund; $165,000, $132,000 and $345,000,
respectively, for the Income Fund; and $13,000, $11,000 and $33,000, respectively, for the Triflex Fund.



    The Funds, the American National Investment Accounts, Inc., and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, Each Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Funds, the American National Investment Accounts, Inc., and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

    Each Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Funds, which in other cases these practices could produce better executions.


                                 CAPITAL STOCK


    Each of the Funds has authorized capital stock of two billion common shares with a par value of $0.01 each. All shares are equal with respect to distributions from income and capital gains. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share is entitled to an equal portion of all the Fund's assets after all debts and expenses have been paid.



    Each share is entitled to one vote, and each Fund's shares have non-cumulative voting rights with respect to election of directors. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.


          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

    PURCHASING SHARES


    Shares of each Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge, if any. Shares may be purchased through agents of American National who are also registered representatives of SM&R, through certain other authorized broker-dealers or directly from SM&R. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (see "SPECIAL PURCHASE PLANS" herein), the minimum initial investment is $100 and additional shares may be purchased through investment of $20 or more at any time thereafter.



    In the interest of economy, certificates representing shares purchased are not ordinarily issued. Most investors do not choose to receive certificates for their shares as this eliminates the problem of safekeeping and facilitates redemptions and transfers. However, a monthly confirmation will be sent to the investor reflecting all activity during the month. The investor will have the same ownership rights with respect to shares purchased as if certificates had been issued. Investors may receive a certificate representing shares by making a written request to SM&R. If a certificate is requested, it will normally be forwarded to the investor within 14 days after receipt of the request. SM&R reserves the right to charge a small administrative fee for issuance of any certificates. Certificates will not be issued for fractional shares (although fractional shares remain in your account on the books of the Funds).



    All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Funds reserve the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the Funds.


    DETERMINATION OF NET ASSET VALUE


    The net asset value per share of each Class of each Fund is determined by adding the market value of the Class' portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Class shares outstanding. Expenses and fees of each Class of a Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Funds are valued as of the close of trading on each day when the New York Stock Exchange is open for trading other than SM&R's business holidays described below. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of each Fund on a consistent basis.



    SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday, the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday.


    OFFERING PRICE


    Full and fractional shares are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus the sales charge, if any. The sales charge, if applicable, is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in Galveston, Texas prior to 3:00 p.m. Central Time, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next business day.



    CLASS T SHARES (EXISTING SHAREHOLDERS)



    The offering price of the Class T shares is the net asset value per share plus a sales charge computed at the rates set forth in the following table. Class T shares are subject to an initial sales charge of up to 5.75% of the public offering price. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Reduction and/or Waiver of Initial Sales Charges" in the Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.



    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:



                                                         SALES CHARGE AS      DISCOUNT TO
                                                                A               SELECTED
                                      SALES CHARGE AS A   PERCENTAGE OF       DEALERS AS A
                                        PERCENTAGE OF          NET           PERCENTAGE OF
AMOUNT OF INVESTMENT                   OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE*
------------------------------------  -----------------  ----------------  ------------------
Less than $50,000...................          5.75%             [   ]%             [   ]%
$50,000 but less than $100,000......           4.5%               4.7%               4.0%
$100,000 but less than $250,000.....           3.5%               3.6%               3.0%
$250,000 but less than $500,000.....           2.5%               2.6%               2.0%
$500,000 and over...................           None               None               None


------------------------


*For Class T shares, SM&R may provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.



    CLASS A SHARES (FRONT-END LOAD)



    Class A shares are subject to an initial sales charge of up to 5.75% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Reduction and/or Waiver of Initial Sales Charges" in the Prospectuses. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the offering price on redemptions within 13 months of purchase.



    The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:



                                                                               DISCOUNT TO
                                      SALES CHARGE AS                           SELECTED
                                             A          SALES CHARGE AS A     DEALERS AS A
                                       PERCENTAGE OF    PERCENTAGE OF NET     PERCENTAGE OF
AMOUNT OF INVESTMENT                   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE*
------------------------------------  ----------------  -----------------  -------------------
Less than $50,000...................          5.75%              6.1%               4.75%
$50,000 but less than $100,000......           4.5%              4.7%                4.0%
$100,000 but less than $250,000.....           3.5%              3.6%                3.0%
$250,000 but less than $500,000.....           2.5%              2.6%                2.0%
$500,000 but less than
 $100,000,000.......................           1.5%             [   ]               1.00%
$1,000,000 and over.................         None**              None                None


------------------------


* For Class A shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.



**  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.



    CLASS B SHARES (BACK-END LOAD)



    An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 5.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within six years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.



    Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the offering price) shown in the following table:



                                                                        CONTINGENT DEFERRED
                                                                           SALES CHARGE
YEARS SINCE PURCHASE                                            (AS A PERCENTAGE OF OFFERING PRICE)
----------------------                                          -----------------------------------
Year 1........................................................                      5%
Year 2........................................................                      4%
Year 3........................................................                      3%
Year 4........................................................                      2%
Year 5........................................................                      1%
Year 6+.......................................................                      0%



    If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.



    Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are not subject to an ongoing Distribution Fee. If an investor exchanges Class B shares for Class B shares of another fund in the SM&R Family of Funds, the purchase date of the original investment will be used to determine the appropriate conversion date.

    CLASS C SHARES (LEVEL LOAD)



    A sales charge of 1.00% is assessed on initial investments in Class C shares as a percentage of offering price. A contingent deferred sales charge of 1.00% is also assessed on redemptions of Class C shares during the first thirteen months after purchase. Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net asset value of the Class C shares.



    CLASS Y SHARES AND CLASS J SHARES



    Class Y shares are no-load shares of the Funds that are available to institutions and certain other investors, as described in the Prospectus for the Class Y shares. Class J shares are no-load shares that are offered through certain financial intermediaries (such as broker-dealers, investment advisers, and mutual fund "marketplaces") that have distribution agreements with SM&R. Class Y shares and Class J shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions or any distribution and service ("12b-1") fees. Accordingly, the offering price for Class Y shares and Class J shares is that Class' net asset value.



                             SPECIAL PURCHASE PLANS



    DISCOUNTS THROUGH CONCURRENT PURCHASES



    Investors may qualify for a reduced sales charge on Class T or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a fund in the SM&R Family of Funds at the respective sales charges applicable to each. The "breakpoints," which reduce the applicable sales charge rates at certain levels of investment, set forth in the tables above for Class A and Class T shares apply to purchases of Class T or Class A shares of a Fund, either singly or in combination with purchases of shares of another Fund or a fund in the SM&R Family of Funds at the respective sales charges applicable to each, made at one time by: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.



    Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Funds will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds' prospectuses available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.



    The rates set forth above are applicable to single, lump sum purchases made under the provisions of the preceding paragraphs and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.


    THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM


    The following breakpoints apply to purchases made by individuals investing in Class A or Class T shares of the Funds through the use of The Education Funding Investment Account Program as well as the Education IRA.

                               TOTAL SALES CHARGE


                                                                            DISCOUNT TO SELECTED
                                      SALES CHARGE AS A  SALES CHARGE AS A      DEALERS AS A
                                        PERCENTAGE OF    PERCENTAGE OF NET      PERCENTAGE OF
AMOUNT OF INVESTMENT                   OFFERING PRICE     AMOUNT INVESTED      OFFERING PRICE*
------------------------------------  -----------------  -----------------  ---------------------
Less than $100,000..................        4.5%               4.7%                 4.0%
$100,000 but less than $250,000.....        3.5%               3.6%                 3.0%
$250,000 but less than $500,000.....        2.5%               2.6%                 2.0%
$500,000 and over*..................        None   **          None                 None



* For Class A and T shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts in the aggregate totaling $1 million or more.



**  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.



    The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of Class A or T shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.



    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION



    If you already own Class T or Class A shares of another fund in the SM&R Family of Funds, you may be able to receive a discount when you buy additional shares. The offering value of the shares you already own may be "accumulated" - I.E., combined together with the offering value of the new shares you plan to buy--to achieve quantities eligible for discount.



    LETTER OF INTENT



    You may qualify immediately for a reduced sales charge on purchases of Class T and Class A shares of funds in the SM&R Family of Funds by completing a Letter of Intent (See "Letter of Intent" in the Prospectuses). A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.


    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.


    The offering value of the shares of funds in the SM&R Family of Funds currently owned may also be included in the aggregate amount of an investment covered by a Letter of Intent.

    For example, if an investor owns Class A shares of one or more of the Funds and/or another fund in the SM&R Family of Funds currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in Class A shares of the Growth Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Funds to sell the full amount of shares specified.



    WAIVER OF INITIAL SALES CHARGE FOR SPECIAL PURCHASERS



    After receipt of written request by SM&R, Class T shares of the Funds may be purchased by certain purchasers designated in the Class T Prospectus at net asset value per share without the imposition of any sales charge.



    REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)



    Contingent deferred sales charges on Class B shares will be waived on redemptions:



    (1) following the shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code") (provided SM&R is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability);



    (2) in connection with certain distributions from IRAs, custodial accounts maintained pursuant to Code Section 403(b), and plans qualified under Code Section 401 (collectively, "Retirement Plans"); or



    (3) not exceeding 10% per year of the amount otherwise subject to the CDSC (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).



    Waiver category (1) above applies only to redemptions:



    (a) made within one year following death or initial determination of disability; and



    (b) of Class B share held at the time of death or initial determination of disability.



    Waiver category (2) above applies only to redemptions resulting from:



    (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older;



    (b) in kind transfers of assets where the participant or beneficiary notifies SM&R of such transfer no later than the time such transfer occurs;



    (c) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more funds in the SM&R Family of Funds;



    (d) tax-free returns of excess contributions or returns of excess deferral amounts; and



    (e) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.



    SYSTEMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFER SERVICE



    All Funds provide a convenient, voluntary method of purchasing their shares through the "Systematic Investment Plan and Electronic Transfer Service" (a "Plan" or "Plans"). The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and, in the case of the Funds, to employ the principle of dollar cost averaging described below. INVESTORS SHOULD BE AWARE THAT ANY APPLICABLE SALES CHARGE WILL APPLY TO PURCHASES MADE THROUGH A PLAN.

    By acquiring shares of the Funds on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.



    After the initial minimum investment of $100 has been met, a Plan may be opened by indicating an intention to invest $20 or more (per individual) in the Funds monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.



    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100.



    GROUP SYSTEMATIC INVESTMENT PLAN



    A Group Systematic Investment Plan provides employers and employees with a convenient means for purchasing shares of the Funds under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The Plan may be started with an initial cash investment of $20 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 or more must be made into each participant's account monthly. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days prior written notice.



    EXCHANGE PRIVILEGE



    Exchanges shall be permitted, without charge, between each Class of shares of a Fund and the corresponding Class of another fund in the SM&R Family of Funds on terms described in the Prospectuses. Investors also may exchange shares of a Class of a Fund for shares of SM&R Investment, Inc.'s Primary and Money Market Funds, and visa-versa, and may exchange shares of one Class of a Fund for shares of another Class of that Fund. An investor exchanging shares must meet any minimum investment requirement for any shares the investor wishes to acquire, and must pay any applicable sales charge.



    Investors may acquire, through an exchange, shares of a Class with a CDSC. For purposes of determining any CDSC an investor must pay if the investor redeems those acquired shares, the length of time such acquired shares have been held will be calculated from the date that the investor initially purchased shares in the relevant fund in the SM&R Family of Funds, rather from the date the investor exchanged those shares for the shares subject to a CDSC. In determining the applicability of any CDSC, it will be assumed that a redemption is made first from shares representing capital appreciation, next from shares representing the reinvestment of dividends and capital gain distributions, and finally from other shares held by the shareholders for the longest period. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.



    Shares of any fund in the SM&R Family of Funds held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.



    The exchange privilege does not give an investor the option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the Funds. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. Any gain or loss realized on an exchange or re-exchange may be recognized for federal and state income tax purposes. You should consult your tax advisor for the tax treatment and effect of exchanges.



    The minimum number of shares of a Fund that may be exchanged is the number of shares of the Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the fund in the SM&R Family of Funds into which the exchange is being made.


                                   REDEMPTION


    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Funds' agent for such purpose. Such requests must be duly executed by each registered owner and must be accompanied by certificates endorsed for transfer, if certificates have been issued, with signatures guaranteed by an "eligible guarantor institution" as discussed in the Prospectuses. No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "HOW TO REDEEM" in the Prospectuses. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC must be paid upon redemption.



    Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form." (See "HOW TO REDEEM" in the Prospectuses). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the Fund's portfolio securities and the applicable CDSC, if any. Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.



    At various times a Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of a Fund will not be paid until good payment has been received which could be as much as fifteen (15) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.



    The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Fund of its securities is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of a Fund's security holders.



    The Funds have made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Funds may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.


    SYSTEMATIC WITHDRAWAL PLAN


    As described in the Prospectus under "Systematic Withdrawal Plan," each Fund has a Systematic Withdrawal Plan which allows shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge or CDSC (as applicable) involved in additional purchases and withdrawals. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.



    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Funds' shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.


    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.


    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.



    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Funds and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Funds, although such practice is not prohibited.


                                   TAX STATUS


    Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distribution received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.



    Each Fund or the securities dealer effecting a redemption transaction is required to file an information return (1099-B) with the IRS with respect to each sale of Fund shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder. In addition, each Fund is required by law and IRS regulations to withhold 31% of the dividends, redemptions and other payments made to non-exempt accounts unless shareholders have provided a corrected taxpayer identification number and made the certifications required by the IRS as indicated in the shareholder application when opening an account.



    Distributions from each Fund may also be subject to state and local taxes. Shareholders should consult their own tax adviser concerning tax consequences of an investment in the Funds.


                                THE UNDERWRITER


    SM&R serves as principal underwriter of the shares of the Funds pursuant to
an Underwriting Agreement dated May 1, 1993, as amended on [       ], 1998 (the
"Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of each Fund or by vote of a majority of the outstanding voting securities of a Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of each Fund in accordance with such procedures at a meeting held on August 21, 1997. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of a Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned (as provided in the 1940 Act).



    As principal underwriter, SM&R continuously offers and sells shares of each Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof. The sales charge allowance to broker-dealers ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with certain purchases of Class T shares of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 -0.35%, Year 2 -0.25%, and, in the third and subsequent years, 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more.



    In connection with certain purchases of Class A shares of $1,000,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per
annum percent of the amount invested as follows: Year 1 - [    ]%, Year 2 -
[    ]%, and, in the third and subsequent years, [    ]%. Such allowances are
the same for all broker-dealers.

    The amount of such sales charge received by SM&R from the sale of Fund shares for the fiscal years ended December 31, 1995, 1996 and 1997 was $244,914, $256,481 and $405,080, respectively, for the Growth Fund; $327,908, $612,858 and
$697,920, respectively, for the Income Fund; and $33,172, $44,577 and $54,962, respectively, for the Triflex Fund. Of such amounts received from the Growth Fund during such periods, SM&R retained approximately $58,000, $47,000 and $54,000, respectively and $4,393, $6,066, and $5,433 was reallowed to dealers. Of such amounts received from the Income Fund during such periods, SM&R retained approximately $67,000, $55,000 and $48,000, respectively and $5,830, $9,010 and
$9,704 was reallowed to dealers. Of such amounts received from the Triflex Fund during such periods, SM&R retained approximately $6,000, $6,000 and $2,000, respectively and $295, $390 and $353 was reallowed to dealers.


                              FINANCIAL STATEMENTS


    The Growth Fund's Schedule of Investments and audited financial statements for the year ended December 31, 1997, and the Independent Auditors' Report of KPMG dated Tait, Weller & Baker dated January 30, 1998 are incorporated herein by reference to post-effective amendment number 93 to the Growth Fund's registration statement filed with the Commission on April 22, 1998. The Income Fund's Schedule of Investments and audited financial statements for the year ended December 31, 1997, and the Independent Auditors' Report of KPMG dated Tait, Weller & Baker dated January 30, 1998 are incorporated herein by reference to post-effective amendment number 37 to the Income Fund's registration statement filed with the Commission on April 22, 1998. The Triflex Fund's Schedule of Investments and audited financial statements for the year ended December 31, 1997, and the Independent Auditors' Report of KPMG dated Tait, Weller & Baker dated January 30, 1998 are incorporated herein by reference to post-effective amendment number 29 to the Triflex Fund's registration statement filed with the Commission on April 22, 1998.



    Each Fund's unaudited financial statements for the six-month period ended June 30, 1998 are incorporated herein by reference from each Fund's Semi- Annual
Report dated [            ], 1998, filed with the Commission on [         ],
1998.


                                   CUSTODIAN


    The cash and securities of the Funds are held by SM&R, One Moody Plaza, Galveston, Texas 77550, pursuant to a Custodian Agreement dated September 12, 1991. As custodian, SM&R will hold and administer the Funds' cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Funds and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.



    SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston (the "Bank") effective July 1, 1991. Under the sub-custodian agreement, the cash and securities of the Funds will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Funds held by it on behalf of SM&R for the Funds.


                              COUNSEL AND AUDITORS


    The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA 19103, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.



    Due to a concern over a potential conflict of interest, KPMG resigned as auditors to the Funds. The Board appointed Tait, Weller & Baker to serve as the independent auditors to the Funds for the year ended December 31, 1997. Shareholders of the Funds ratified the selection of Tait, Weller & Baker for the year ended December 31, 1998 at a meeting of the Shareholders held on
[        ], 1998. For the year ended December 31, 1996, and up to the date of resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Tait, Weller & Baker and KPMG has advised the Funds that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in any of the Funds.


                    TRANSFER AGENT AND DIVIDEND PAYING AGENT


    SM&R is the transfer agent and dividend paying agent for the Funds, the American National Investments Accounts, Inc., and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.)



                        PERFORMANCE AND ADVERTISING DATA



    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.



    Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.



    With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.



    Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.



    YIELD



    Standardized yield for each Fund is computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. The 30-day yield figure is calculated for each Class of each Fund according to a formula prescribed by the Commission. The formula can be expressed as follows:



                   6
Yield = 2[(a-b + 1) -1]
----------------------
          cd



Where:



a =        dividends and interest earned during the period.
b =        expenses accrued for the period (net of reimbursement).
c =        the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =        the maximum offering price per share on the last day of the period.



    For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.



    Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.



    Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.



    TOTAL RETURN



    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

    The average annual total return figures for the Funds described in the Prospectuses are computed for a Class according to a formula prescribed by the Commission. The formula can be expressed as follows:



          n
P(1 + T)     = ERV



Where   P    =          a hypothetical initial payment of $1,000;
        T    =          average annual total return;
        n    =          number of years; and
      ERV    =          Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



    The aggregate total return figures described in the Prospectuses represent the cumulative change in the value of an investment in a class for the specified period are computed by the following formula:



Aggregate Total Return =  ERV  - P
                          ---
                           P



Where   P    =          a hypothetical initial payment of $1,000; and
      ERV    =          Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or
                        10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



    YIELD AND TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCES.



    A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.


    CUMULATIVE TOTAL RETURN

    The cumulative return reflects each year's hypothetical annually compounded return that would equate a ten thousand dollar investment on January 1, 1988 to the redeemable value on December 31 of each of the next ten years by adding one to the computed average annual total return multiplied by:


    1.  the $10,000 hypothetical investment for the first year, or


    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The total return percentage calculations assume the maximum sales charge was deducted from the initial amount invested and that all income dividends and capital gain distributions are reinvested on the reinvestment dates at the net asset value. The income return percentage reflects the income dividends paid during the year divided by:


    1.  the $10,000 hypothetical investment for the first year, or


    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The appreciation percentage represents the change in the net asset value during the year less the income dividends paid during the year divided by:


    1.  the $10,000 hypothetical investment for the first year, or


    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The total return on the net amount invested reflects the hypothetical return that would equate a January 1, 1988 initial ten thousand dollar investment less the maximum $575 sales load to the redeemable value on December 31, 1988 by adding one to the computed total return and multiplying the result by $9,425 (the initial ten thousand dollar investment less the maximum sales load).

    AVERAGE ANNUAL RETURN


    The Funds' average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment to the ending redeemable value of such investment by adding one to the compounded average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gains distributions on the reinvestment dates at the net asset value.



    CLASS PERFORMANCE



    The Funds converted from a single-class to a multi-class structure in September 1998. That single class of outstanding shares was converted to Class T shares, effective September 15, 1998. Existing shareholders of a Fund as of September 15, 1998 became shareholders in Class T of that Fund.



    The performance calculations for the Classes of the Funds, other than the Class T shares, and any Classes that might later be created, may be stated so as to include the performance of the Fund's Class T shares. For these purposes, the inception of the Class T shares is the inception of the Funds. Generally, performance of the Class T shares will not be restated to reflect the expenses or expense ratio of another class. For example, the inception of performance for the Class A shares will be deemed to be the inception date of the Class T shares and the performance of the Class T shares (based on the Class T shares' actual expenses) from the inception of Class T shares to the inception of Class A shares will be deemed to be the performance of the Class A shares for that period. For standardized total return calculations, the current maximum initial sales load for Class A shares would be used in determining the total return of Class A shares as if assessed at the inception of Class T shares.


                                  COMPARISONS


    To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements and other materials regarding the Funds may discuss various measures of the performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:


    Dow Jones Composite Average or its component averages--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    Standard & Poor's 500 Stock Index or its component indices--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


    The New York Stock Exchange composite or component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    Wilshire 5000 Equity Index--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    Lipper--Mutual Fund Performance Analysis and Lipper--Fixed Income Fund Performance Analysis--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    Mutual Fund Source Book, published by Morningstar, Inc.--analyzes price, yield, risk and total return for equity funds.

    Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

    Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    Salomon Brothers Broad Bond Index or its component indices--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.


    Standard & Poor's Bond Indices--measures yield and price of Corporate, Municipal, and Government bonds.



    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of the Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate its figures. In addition there can be no assurance that the Funds will continue this performance as compared to such other averages.

                              PART C:  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements:

     The Annual Financial Statements required in the instructions to this Form N-1A are incorporated by reference to the Statement of Additional Information included in Post-Effective Amendment No. 37 to this Registration Statement.

     The Semi-Annual Financial Statements required in the instructions to Form N-1A are included in the Semi-Annual Report to Shareholders dated June 30, 1998, which is incorporated by reference into the Statement of Additional Information.

(b)  Exhibits

     1. Registrant's Articles of Incorporation are incorporated herein by reference to Exhibit 99.B1 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     2. Registrant's By-Laws are incorporated herein by reference to Exhibit 99.B2 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     3.   Not applicable.

     4. A specimen of Registrant's stock certificate is incorporated herein by reference to Exhibit 99.B4 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     5. Registrant's Investment Advisory Agreement is incorporated herein by reference to Exhibit 99.B5 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     6a. Registrant's Underwriting Agreement is incorporated herein by reference to Exhibit 99.B6 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     6b. Registrant's Distribution and Shareholder Servicing Plan is filed herewith.

     7.   Not applicable.

     8a. Registrant's Custodian Agreement is incorporated herein by reference to Exhibit 99.B8a to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     8b. Registrant's Sub-Custodian Agreement is incorporated herein by reference to Exhibit 99.B8b to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     9.   Not applicable.

     10. Consent and Opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P., will be filed by amendment.

     11. Consent of KPMG Peat Marwick LLP and Tait, Weller and Baker, independent accountants of Registrant, will be filed by amendment.

     12.  Not applicable.

     13.  Not applicable.

     14a. Documents used to establish Tax Sheltered Custodial Accounts and Texas
          Optional Retirement Programs are incorporated herein by reference to
          Exhibit 99.B14a to Post-Effective Amendment No. 37 to this Form N-1A Registration Statement.

     14b. Documents used to establish Individual Retirement Accounts, in conjunction with which Registrant offers its securities, are incorporated herein by reference to Exhibit 99.B14b to Post-Effective Amendment No. 37 to this Form N-1A Registration Statement.

     15.  Not applicable.

     16.  Schedule of computation of performance quotations provided pursuant to
          Item 22. of Form N-1A will be filed by amendment.

     17.  Financial Data Schedules will be filed by amendment.

     18.  Registrant's Multiple Class Plan is filed herewith.

     19. List of persons controlled by or under common control with Registrant is filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     All persons under common control with Registrant are shown on the list attached hereto as Exhibit 99.B19.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     As of July 31, 1998, the number of record holders of Registrant's common stock were as follows:

TITLE OF CLASS                NUMBER OF RECORD HOLDERS
--------------                ------------------------

Common Stock,
$0.01 par value

     Class T Shares                [--]
     Class A Shares                None
     Class B Shares                None
     Class C Shares                None
     Class Y Shares                None
     Class J Shares                None

ITEM 27.  INDEMNIFICATION.

     Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 35 to Form N-1A.

     Registrant, together with American National Growth Fund, Inc., and the Triflex Fund, Inc. (collectively referred to as the "American National Funds Group") has purchased a directors' and officers' liability policy. At a Joint Boards of Directors' Meeting of Registrant and the other funds in the American National Funds Group held on May 29, 1998, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1600 M Street - 5th Floor, Washington, D.C. 20036. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individual insureds, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for 1998 for all three American National Funds Group is _______. Registrant's share of such fee, based upon the proportion of its total assets to those of the other American National Funds Group, is _______.

     Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and SM&R have entered into an undertaking whereby SM&R has secured a letter of credit from U.S. National Bank of Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse

SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant and the other funds in the American National Funds Group, American National Investment Accounts, Inc. ("Investment Accounts") and SM&R Capital Funds, Inc. (to be renamed "SM&R Investments, Inc.") (the "SM&R Funds"). See "THE FUNDS AND THEIR MANAGEMENT" in Part A and "ADVISORY AGREEMENT" and "MANAGEMENT OF THE COMPANY" in Part B. The address of SM&R is One Moody Plaza, Galveston, Texas.

DIRECTORS AND OFFICERS OF SM&R

ROBERT A. FRUEND, CLU
DIRECTOR OF SM&R

     Executive Vice President and Director of Ordinary Agencies of American National Insurance Company ("American National"), and Director and Vice President of American National Life Insurance Company of Texas, both located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of American National Property and Casualty Company; Director and Chairman of the Board of American National General Insurance Company; Director of American National Insurance Service Company; Director of American National Lloyds Insurance Company; Director and Chairman of the Board, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri.

R. EUGENE LUCAS
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     Director of American National, One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.

MICHAEL W. MCCROSKEY
DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER
AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     President and Director of Registrant; President and Director of each of the other funds in the American National Funds Group; President and Director of Investment Accounts; President and Director of the SM&R Funds; Executive Vice President, American National; Director and President, ANREM Corporation; Director and President, ANTAC Corporation; Assistant Secretary of American National Life Insurance Company of Texas; Director, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine

Street, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Garden State Life Insurance Company, 2450 South Shore Blvd., League City, Texas.

G. RICHARD FERDINANDSTEN
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     Director, Senior Executive Vice President and Chief Operating Officer, American National; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas; Director, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas; Director, Vice Chairman of the Board, American National General Insurance Company; Director, Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty Company; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine Street, Springfield, Missouri. Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.

RONALD J. WELCH
DIRECTOR OF SM&R

     Executive Vice President and Chief Actuary of American National; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty Company, all located at 1949 East Sunshine Street, Springfield, Missouri.

GORDON DIXON
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND
MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES OF SM&R

     Co-Manager of Registrant; Vice President and Portfolio Manager of American National Growth Fund, Inc.; Vice President of Investment Accounts; Portfolio Manager of the Growth Portfolio of Investment Accounts; Co-Manager of the Managed Portfolio of Investment Accounts; Vice President of Stocks for American National; Director and President, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas; Vice President of Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Former Director of Equity Strategy Research and Trading for C&S/Sovran Bank (now NationsBank) Atlanta, Georgia.

K. DAVID WHEELER
SENIOR VICE PRESIDENT, INSTITUTIONAL SALES AND PRIVATE CLIENT
SERVICES OF SM&R

     Senior Institutional Consultant, Bank South, Atlanta, Georgia.

VERA M. YOUNG
VICE PRESIDENT, PORTFOLIO MANAGER OF SM&R

     Vice President of Investment Accounts and the SM&R Funds; Portfolio Manager of the Money Market Portfolio of Investment Accounts and the Primary Fund and Money Market Fund of the SM&R Funds, all located at One Moody Plaza, Galveston, Texas; Assistant Vice President, Securities of American National, located at One Moody Plaza, Galveston, Texas.

EMERSON V. UNGER, C.L.U.
VICE PRESIDENT OF SM&R

     Vice President of the funds in the American National Funds Group, Investment Accounts and the SM&R Funds, all located at One Moody Plaza, Galveston, Texas.

BRENDA T. KOELEMAY
VICE PRESIDENT AND TREASURER OF SM&R

     Vice President and Treasurer of the funds in the American National Funds Group, Investment Accounts and the SM&R Funds; Treasurer, Comprehensive Investment Services, all located at One Moody Plaza, Galveston, Texas.

TERESA E. AXELSON
VICE PRESIDENT AND SECRETARY OF SM&R

     Vice President and Secretary of the funds in the American National Funds Group, Investment Accounts and the SM&R Funds, all located at One Moody Plaza, Galveston, Texas.


ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) SM&R also serves as the principal underwriter for Registrant, the other funds in the American National Funds Group, Investment Accounts and the SM&R Funds. See "THE FUNDS AND THEIR MANAGEMENT" in Part A.

     (b)

 NAME AND PRINCIPAL          POSITIONS AND OFFICERS      POSITIONS AND OFFICERS
 BUSINESS ADDRESS            WITH UNDERWRITER            WITH REGISTRANT

 Robert A. Fruend, C.L.U.    Director                    None
 One Moody Plaza
 Galveston, Texas

 R. Eugene Lucas             Director                    None
 Moody National Bank Tower
 Galveston, Texas

 Michael W. McCroskey        Director and President,     President and Director
 One Moody Plaza             Chief Executive Officer
 Galveston, Texas

 G. Richard Ferdinandsten    Director                    None
 One Moody Plaza
 Galveston, Texas

 Ronald J. Welch             Director                    None
 One Moody Plaza
 Galveston, Texas

 Gordon D. Dixon             Director, Senior Vice       None
 One Moody Plaza             President, Chief
 Galveston, Texas            Investment Officer

 K. David Wheeler            Senior Vice President       None
 One Moody Plaza             Institutional Sales and
 Galveston, Texas            Private Client Services

 Vera M. Young               Vice President, Portfolio   None
 One Moody Plaza             Manager
 Galveston, Texas

 Emerson V. Unger, C.L.U.    Vice President              Vice President
 One Moody Plaza
 Galveston, Texas

 Brenda T. Koelemay          Vice President and          Vice President and
 One Moody Plaza             Treasurer                   Treasurer
 Galveston, Texas

 Teresa E. Axelson           Vice President and          Vice President and
 One Moody Plaza             Secretary                   Secretary
 Galveston, Texas

     (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at One Moody Plaza, Galveston, Texas 77550.

ITEM 31.  MANAGEMENT SERVICES.

     There are no management-related service contracts to which Registrant is a party not discussed under Part A or Part B of this Post-Effective Amendment No. 38 to Registration Statement.

ITEM 32.  UNDERTAKINGS.

     (a) Registrant undertakes to provide a copy of Registrant's latest Annual Report to shareholders to whom a prospectus is delivered upon request and without charge.

     (b)  TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, American National Growth Fund and Triflex Fund offer shares as investments for custodial accounts that meet the requirements of Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), in connection with the Texas Optional Retirement Program (the "Program"). Under the Program, a custodial account for each participating employee ("Participant") is established in the name of State Street Bank and Trust Company. The Program, as interpreted by the Texas Attorney General, imposes certain restrictions on early withdrawals from custodial accounts. Section 22(e) prohibits a registered investment company from suspending a shareholder's right of redemption or postponing payment on redemption of any redeemable security for more than seven days after tender of the security.

     The Staff of the Securities and Exchange Commission took a no-action position under section 22(e) of the 1940 Act permitting Registrant, American National Growth Fund and Triflex Fund to offer shares in connection with the Program as contemplated above (See American National Fund Group, pub. avail. Apr. 27, 1987 (the "No-Action Letter")). The Staff took its position based on Registrant's representation Registrant and SM&R would comply with conditions set forth in the No-Action Letter. In this regard, each such fund and SM&R has complied with the following provisions of the No-Action Letter:

     (a) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in this Registration Statement on Form N-1A and the applicable Prospectuses included in this Registration Statement.

     (b) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in any sales literature used in connection with the offer of Registrant's shares to Participants in connection with the Program.

     (c) Registrant and SM&R instruct salespeople who solicit Participants to purchase Registrant's shares specifically to bring the restrictions on redemption imposed by the Program to the attention of the potential Participants.

     (d) Registrant and SM&R obtain from each Participant who purchases Registrant's shares in connection with the Program, prior to or at the time of purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INCOME FUND, INC., has duly caused this POST-EFFECTIVE AMENDMENT NO. 38 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 17th day of July, 1998.

                                   AMERICAN NATIONAL INCOME FUND, INC.


                                   By: /s/ Michael W. McCroskey
                                      ------------------------------------
                                       Michael W. McCroskey, President

     Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 38 has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND                 PRINCIPAL ACCOUNTING OFFICER:
FINANCIAL OFFICER:

/s/ Michael W. McCroskey                /s/ Brenda T. Koelemay
-------------------------------         -----------------------------
Michael W. McCroskey, President         Brenda T. Koelemay, Treasurer
Date:  July 17, 1998

DIRECTORS:

/s/ Ralph S. Clifford                   Date : July 17, 1998
---------------------
Ralph S. Clifford

/s/ Paul D.Cummings                     Date : July 17, 1998
-------------------
Paul D. Cummings

/s/ Jack T. Currie                      Date : July 17, 1998
------------------
Jack T. Currie

/s/ Michael W. McCroskey                Date : July 17, 1998
------------------------
Michael W. McCroskey

/s/ Ira W. Painton                      Date : July 17, 1998
------------------
Ira W. Painton

/s/ Donald P. Stevens                   Date : July 17, 1998
---------------------
Donald P Stevens

/s/ Steven H. Stubbs                    Date : July 17, 1998
--------------------
Steven H. Stubbs

                                    EXHIBIT INDEX

99.B6b    Registrant's Distribution  and Shareholder Servicing Plan

99.B18.   Registrant's Multiple Class Plan

99.B19    List of persons controlled by or under common control with Registrant